UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Financial Industries Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☒	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

 April 3, 2008

To the Shareholders of Financial Industries Corporation:

The board of directors of Financial Industries Corporation (“FIC”) has approved the merger of FIC with Americo Acquisition Corp. (“Merger Sub”), a newly formed, indirect, wholly-owned subsidiary of Americo Life, Inc. (“Americo”).  I cordially invite you to attend our special meeting of shareholders of FIC to be held on Thursday, May 15, 2008, at 9:00 a.m., local time, at FIC’s offices located at 6500 River Place Boulevard, Building I, Austin, Texas 78730.  At the special meeting, you will be asked to consider and vote upon approval of the merger, the merger agreement (attached to the enclosed proxy statement as Annex A, which you should read carefully and in its entirety) and the transactions contemplated thereby.  The board recommends that you vote “FOR” approval and adoption of the merger and the related merger agreement at the special meeting.

The affirmative vote of holders of at least two-thirds of the shares of FIC common stock outstanding and entitled to vote at the special meeting is necessary to approve the merger proposal.  Upon completion of the merger, each share of FIC common stock, other than shares held by Americo, Merger Sub or FIC, or any of their respective subsidiaries, and other than shares held by dissenting FIC shareholders who perfect their appraisal rights, will be converted into the right to receive $7.25 in cash, without interest thereon, subject to downward adjustment in the event that the number of fully-diluted shares of FIC common stock is above the maximum total specified in the merger agreement.  FIC does not expect such adjustment to be applicable.

On January 14, 2008, the FIC board of directors (all of whom are unaffiliated with Americo) unanimously (i) approved the merger agreement, deeming the merger agreement and the transactions contemplated thereby advisable, fair to and in the best interests of the FIC shareholders and (ii) voted to recommend the approval by the FIC shareholders of the merger agreement, including the merger and the transactions contemplated thereby.

In arriving at its recommendation, the board of directors of FIC considered a number of factors, as described in the enclosed proxy statement.  In connection with its deliberations, the FIC board of directors received an opinion of FIC’s financial advisor, Keefe, Bruyette & Woods, Inc. (“KBW”), dated January 14, 2008, that, as of the date of the written opinion and based upon and subject to the factors and assumptions set forth therein, the $7.25 per share in cash to be received by the holders of FIC’s common stock in the merger is fair from a financial point of view to such holders.  The written opinion of KBW is attached as Annex B to the enclosed proxy statement, and you should read it carefully and in its entirety.

Detailed information concerning the proposed merger and additional information about the parties involved is set forth in the accompanying proxy statement.  Subject to the approval of the merger proposal by FIC shareholders, the closing of the merger will occur as promptly as practicable after the special meeting, subject to the satisfaction or waiver of the remaining conditions to the closing of the merger.

Please read the proxy statement carefully.  Whether or not you plan to attend the special meeting, you are requested to promptly complete, sign and date the enclosed proxy card and return it in the envelope provided.  This will not prevent you from voting your shares in person if you subsequently choose to attend the special meeting.

Sincerely,

William B. Prouty
Chief Executive Officer

PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY
CARD IN THE ENCLOSED ENVELOPE PROMPTLY.

This proxy statement is dated April 3, 2008, and is being first mailed to shareholders on or about April 3, 2008.

FINANCIAL INDUSTRIES CORPORATION
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD THURSDAY, MAY 15, 2008

Dear FIC Shareholder:

A special meeting of shareholders of Financial Industries Corporation, a Texas corporation (“FIC”), will be held on Thursday, May 15, 2008, at 9:00 a.m., local time, at FIC’s offices located at 6500 River Place Boulevard, Building I, Austin, Texas 78730.

At the meeting, you will be asked to:

1.
approve and adopt an Agreement and Plan of Merger, dated as of January 14, 2008, among Americo Life, Inc., Americo Acquisition Corp. and FIC, and the transactions contemplated thereby, including the merger of Americo Acquisition Corp. with and into FIC, and

2.	act upon such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

The accompanying proxy statement describes the merger agreement and the proposed merger in detail.

The board of directors has set the close of business on March 24, 2008, as the record date for determining shareholders entitled to receive notice of the meeting and to vote at the meeting and any adjournments or postponements thereof.

FIC shareholders who deliver a written objection to the merger prior to the meeting and who do not vote in favor of the merger may be entitled to dissenter’s rights of appraisal under Articles 5.11, 5.12 and 5.13 of the Texas Business Corporation Act.  For a more complete description of dissenter’s rights, please see the accompanying proxy statement.

All shareholders are cordially invited to attend the special meeting in person.  Whether or not you plan to attend, please carefully read the accompanying proxy statement, which describes the matters to be voted upon at the special meeting, and mark, date, sign and return the enclosed proxy card in the accompanying reply envelope.  You may revoke your proxy at any time prior to the special meeting.  If you attend the special meeting and vote by ballot, your proxy vote will be revoked automatically and only your vote at the special meeting will be counted.

By order of the board of directors,

Sylvia T. McDaniel
Secretary

April 3, 2008

Please return your proxy as soon as possible, whether or not you expect to attend the special meeting in person.

You may submit your proxy by completing, dating and signing the enclosed proxy card and returning it in the enclosed postage prepaid envelope or by following the instructions for Internet or telephone voting described in the accompanying proxy statement.

You may revoke your proxy at any time before the special meeting.  If you attend the special meeting and vote in person, your proxy vote will not be used.

Please do not send your common stock certificates at this time.  Upon completion of the merger, you will be sent instructions regarding the surrender of your certificates.

ANNEX A – Agreement and Plan of Merger
ANNEX B – KBW Fairness Opinion
ANNEX C – Texas Business Corporation Act Articles 5.11 through 5.13
ANNEX D – Form of Voting Agreement

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QUESTIONS AND ANSWERS ABOUT THE MERGER

Q1:     What is the proposed transaction for which I am being asked to vote?

A1:     You are being asked to vote to approve and adopt a merger agreement entered into among Americo Life, Inc. (“Americo”), Americo Acquisition Corp., an indirect, wholly-owned subsidiary of Americo (“Merger Sub”), and Financial Industries Corporation (“FIC” or the “Company”).  Pursuant to the merger agreement, Merger Sub will be merged with and into FIC and FIC will become an indirect, wholly-owned subsidiary of Americo.  See “The Transaction Documents—The Merger Agreement” beginning on page 24.

Q2:     What will I receive in the merger?

A2:     Upon completion of the merger, FIC shareholders (other than Americo, Merger Sub, FIC or their respective affiliates and other than shareholders who perfect their appraisal rights) will receive $7.25 in cash, without interest thereon, for each share of FIC common stock they own upon completion of the merger, subject to downward adjustment in the event that the number of fully-diluted shares of FIC common stock is above the maximum amount specified in the merger agreement.  FIC does not expect such adjustment to be applicable.  See “The Transaction Documents—The Merger Agreement” beginning on page 24.

Q3:      Do any of FIC’s directors or officers have interests in the merger that may differ from or be in addition to my interests as a shareholder?

A3:     Yes.  In considering the recommendation of the board of directors of FIC (“Board”), you should be aware that some of FIC’s directors and officers have interests in the merger that are different from, or in addition to, the interests of shareholders generally.  See “The Merger—Interests of Officers and Directors in the Merger” beginning on page 16.

Q4:      Does FIC support the merger?

A4:     Yes.  On January 14, 2008, the Board (all of whose members are unaffiliated with Americo) unanimously (i) approved the merger agreement, deeming the merger agreement and the transactions contemplated thereby advisable, fair to and in the best interests of the FIC shareholders and (ii) voted to recommend the approval by the FIC shareholders of the merger agreement, including the merger and the transactions contemplated thereby, to the extent required by applicable laws.  To review the background of and reasons for the merger, see “The Merger—Background of the Merger,” “—FIC’s Reasons for the Merger” and “—Recommendation of the Board of Directors” beginning on pages 4, 8 and 10, respectively.

Q5:      Did the Board receive an opinion from its financial advisor?

A5:     Yes.  In connection with the merger, the Board received the opinion of Keefe, Bruyette & Woods, Inc. (“KBW”), dated January 14, 2008, that as of that date, and based upon and subject to the factors and assumptions set forth therein, the $7.25 per share in cash to be received by the holders of FIC’s common stock in the merger is fair from a financial point of view to such holders.  A copy of the opinion is included as Annex B to this proxy statement.  See “The Merger—Opinion of FIC’s Financial Advisor” beginning on page 10.

Q6:     When and where is the special meeting?

A6:     The special meeting of shareholders of FIC will be held on Thursday, May 15, 2008, at 9:00 a.m., local time, at FIC’s offices located at 6500 River Place Boulevard, Building I, Austin, Texas 78730.

Q7:     Who can vote at the FIC special meeting?

A7:         You can vote at the special meeting if you owned shares of FIC common stock at the close of business on March 24, 2008, which is the record date established by the Board for determining shareholders entitled to receive notice of the meeting and to vote at the meeting and any adjournments or postponements thereof.  As of the close of business on the record date, approximately 10,240,896 shares of FIC common stock were outstanding.  See “The Special Meeting” beginning on page 2.

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Q8:      How many votes are required to approve the merger proposal?

A8:     The affirmative vote of the holders of at least two-thirds of all outstanding shares of FIC common stock as of the close of business on the record date is required to approve the merger proposal.  See “The Special Meeting” beginning on page 2.

Q9:     What happens if I do not vote?

A9:     Whether or not you vote for the merger proposal, if the merger proposal receives the required shareholder approval described above, you will be paid the merger consideration for your shares of FIC common stock upon completion of the merger, unless you exercise your appraisal rights.  See “The Special Meeting” beginning on page 2.

Q10:   What rights do I have if I oppose the merger?

A10:   FIC shareholders who oppose the merger may exercise appraisal rights, but only if they comply with the procedures of Articles 5.11, 5.12 and 5.13 of the Texas Business Corporation Act, which are included in their entirety as Annex C to this proxy statement.  See “Appraisal Rights” beginning on page 21.

Q11:   When will the merger occur?

A11:   The merger will be completed when all of the conditions to completion of the merger are satisfied or waived, including approval of the merger proposal by the shareholders of FIC and the Texas Department of Insurance.  See “The Merger—Completion and Effectiveness of the Merger” beginning on page 20.

Q12:   When can I expect to receive the merger consideration for my shares?

A12:   Once you have submitted your properly completed letter of transmittal, FIC stock certificates and other required documents (which will be sent to you in a separate mailing) to Mellon Investor Services LLC (the “Paying Agent” for the merger), the Paying Agent will send you the merger consideration as soon as reasonably practicable following the completion of the merger.  Americo will issue a press release once the merger has been completed.  See “The Merger—Completion and Effectiveness of the Merger” beginning on page 20.

Q13:   When should I send in my stock certificates?

A13:   Promptly following the completion of the merger, you will be sent a letter of transmittal to complete and return to the Paying Agent.  In order to receive the merger consideration as soon as reasonably practicable following the completion of the merger, you must send the Paying Agent your validly completed letter of transmittal together with your FIC stock certificates as instructed in the separate mailing.  See “The Merger—Completion and Effectiveness of the Merger” beginning on page 20.

Q14:   What do I need to do now?

A14:   You should thoroughly read this proxy statement and either sign and mail your proxy card in the enclosed return envelope or vote by Internet or telephone using the instructions on the proxy card as soon as possible so that your shares may be represented at the special meeting.  The meeting will take place on Thursday, May 15, 2008.  See “The Special Meeting” beginning on page 2.

Q15:   If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A15:   Your broker will vote your shares only if you provide instructions to your broker on how to vote.  You should instruct your broker to vote your shares by following the directions provided to you by your broker.  Without instructions, your broker will not vote any of your shares held in “street name” and the effect will be the same as a vote against the merger proposal.  See “The Special Meeting” beginning on page 2.

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Q16:    Can I change my vote after I have submitted my proxy?

A16:   Yes.  You can change your vote at any time before we vote your proxy at the special meeting.  You can do so in one of three ways.  First, you can send a written notice stating that you would like to revoke your proxy to the Corporate Secretary of FIC at the address given below.  Second, you can request a new proxy card and complete and send it to the Corporate Secretary of FIC at the address given below.  Third, you can attend the special meeting and vote in person.  You should send any written notice or request for a new proxy card to the attention of Corporate Secretary, FIC, 6500 River Place Boulevard, Building I, Austin, Texas 78730.  See “The Special Meeting” beginning on page 2.

Q17:   What are the tax consequences of the merger to me?

A17:   For United States federal income tax purposes, your receipt of cash in exchange for your shares of FIC common stock in the merger generally will result in your recognizing gain or loss measured by the difference, if any, between the cash you receive in the merger and your tax basis in your shares of FIC common stock.  The tax consequences of the merger to you will depend entirely upon your own financial and tax situation.  You should consult your tax advisor for a full understanding of the tax consequences of the merger to you.  See “The Merger—Material United States Federal Income Tax Consequences” beginning on page 19.

Q18:   Where can I find more information about FIC?

A18:   You can find more information about FIC from the various sources described under “Where You Can Find More Information” beginning on page 37.

Q19:   Will a proxy solicitor be used?

A19:   Yes.  FIC has engaged Mellon Investor Services LLC ("Mellon") to assist in the solicitation of proxies for the special meeting and FIC estimates that it will pay Mellon a fee of approximately $50,000.  FIC has also agreed to reimburse Mellon for reasonable administrative and out-of-pocket expenses incurred in connection with the proxy solicitation and indemnify Mellon against certain losses, costs and expenses. Americo, directly or through one or more affiliates or representatives, may, at its own cost, also make solicitations of proxies by mail, telephone, facsimile or other contact in connection with the merger.

Q20:   What happens if the merger does not close?

A20:   If the merger does not close, shareholders will continue to own stock of FIC, which has decided to cease underwriting new insurance policies.  FIC would expect to continue to manage its existing block of insurance policies and earn commissions on policies sold by agents appointed with its subsidiary ILG Sales Corporation under marketing agreements with unrelated insurance companies.

Q21:   Who should I call if I have additional questions or need additional copies of the proxy documents?

A21:   If you would like additional copies of this proxy statement or a new proxy card or if you have questions about the merger, you should contact Investor Relations at (512) 404-5550 or ir@ficgroup.com.

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FORWARD-LOOKING STATEMENTS

This proxy statement contains statements that are not historical facts and that are considered “forward-looking” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You can identify these statements by the fact that they do not relate strictly to historical or current facts. FIC has based these forward-looking statements on our current expectations about future events. Further, statements that include words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue” or “pursue,” or the negative or other words or expressions of similar meaning, may identify forward-looking statements. These forward-looking statements are found at various places throughout this proxy statement. These forward-looking statements, including without limitation, those relating to future actions, new projects, strategies, future performance, the outcome of contingencies such as legal proceedings and future financial results, wherever they occur in this proxy statement, are necessarily estimates reflecting the best judgment of our management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors set forth from time to time in our filings with the Securities and Exchange Commission.  In addition to other factors and matters contained or incorporated in this document, these statements are subject to risks, uncertainties and other factors, including, among others:

•	FIC may be unable to obtain the required shareholder approval for the merger at the special meeting;

•
FIC may be unable to obtain the necessary regulatory approvals for the merger in a timely matter or at all, or we may be able to obtain the approvals only by agreeing to conditions that would not be acceptable to us or Americo;

•
the conditions to the closing of the merger may not be satisfied, or the merger agreement may be terminated prior to closing, which would, in some cases, require payment by FIC to Americo of a $2.5 million termination fee and/or reimbursement of expenses of up to $500,000;

•
disruptions and uncertainty resulting from our proposed merger may make it more difficult for FIC to maintain relationships with customers, employees or suppliers, and as a result our business may suffer;

•	the effects of any litigation filed in connection with the proposed merger;

•	the restrictions on FIC’s conduct prior to closing contained in the merger agreement may have a negative effect on our flexibility and our business operations;

•	the merger may involve unexpected costs or unexpected liabilities; and

•
additional factors discussed in FIC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, under the headings “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk.”

See “Where You Can Find More Information.”  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

THE FORWARD-LOOKING STATEMENTS IN THIS PROXY STATEMENT SPEAK ONLY AS OF THE DATE HEREOF.  FIC UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, OR OTHERWISE.

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Financial Industries Corporation

Proxy Statement

INTRODUCTION

This proxy statement and the accompanying proxy card are being furnished to the holders of shares of common stock, par value $0.20 per share, of Financial Industries Corporation, a Texas corporation (“FIC” or the “Company”), in connection with the solicitation of proxies by the board of directors of FIC (“Board”) for use at the special meeting of the shareholders of FIC to be held on Thursday, May 15, 2008, at 9:00 a.m., local time, at FIC’s offices located at 6500 River Place Boulevard, Building I, Austin, Texas 78730.

THE PARTIES TO THE TRANSACTION

FIC (PINKSHEETS: FNIN) is a holding company engaged primarily in the life insurance business through its ownership of Investors Life Insurance Company of North America (“Investors Life”).  FIC’s executive offices are located at 6500 River Place Boulevard, Building I, Austin, Texas 78730, and its telephone number is (512) 404-5000.

Americo Life, Inc. (“Americo” or “Parent”), a Missouri corporation, is a financial services holding company whose subsidiaries provide a range of life insurance and annuity products throughout the United States.  Americo’s principal executive offices are located at 300 West 11th Street, Kansas City, Missouri 64105, and its telephone number is (816) 391-2000.

Americo Acquisition Corp.’s (“Merger Sub”) is a newly formed Texas corporation and an indirect, wholly-owned subsidiary of Americo.  Merger Sub has not conducted any business other than in connection with the Merger (as defined in “The Merger,” beginning on page 4).  Merger Sub’s principal executive offices are located at 300 West 11th Street, Kansas City, Missouri 64105, and its telephone number is (816) 391-2000.

THE SPECIAL MEETING

General; Date, Time and Place

This proxy statement is being provided by, and the enclosed proxy is solicited by and on behalf of, the Board for use at a special meeting of FIC shareholders.

The special meeting is scheduled to be held on Thursday, May 15, 2008, at 9:00 a.m., local time, at FIC’s offices located at 6500 River Place Boulevard, Austin, Texas 78730.

Purpose of the Special Meeting

The purpose of the special meeting is to consider and vote upon the approval and adoption of the Agreement and Plan of Merger, dated as of January 14, 2008, as amended by Amendment No. 1, dated as of February 20, 2008, by and among Americo, Merger Sub and FIC (the “Merger Agreement”), and the transactions contemplated thereby, including the merger of Merger Sub with and into FIC, with FIC surviving as an indirect, wholly-owned subsidiary of Americo (the “Merger”), and to transact any other business that is properly brought before the special meeting.

Record Date; Voting Power

Only holders of shares of FIC common stock as of the close of business on March 24, 2008, which is the record date for the special meeting, will be entitled to receive notice of and to vote at the special meeting and any adjournments or postponements thereof.  Each share of FIC common stock is entitled to one vote at the special meeting.  As of the record date, there were 10,240,896 shares of FIC common stock outstanding and entitled to vote at the special meeting.  As of the record date, Americo owned 100 shares of FIC common stock, representing less than 0.01% of the outstanding shares of FIC common stock.

Required Vote; Quorum

The presence, in person or represented by proxy, of the holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the special meeting will constitute a quorum.  Approval of the Merger Agreement and the Merger will require the affirmative vote of the holders of two-thirds of the shares of FIC common stock outstanding on the record date.

How to Vote; Revocation of Proxies

A shareholder may vote in person at the special meeting or by proxy without attending the special meeting.  To vote by proxy, a shareholder must either complete and return the enclosed proxy card or follow the instructions below to vote on the Internet or by telephone.

Voting by Mail.  The accompanying proxy card permits holders of FIC common stock to vote for or against, or abstain from voting on, the Merger.  In addition, the proxy card authorizes the persons named on the proxy card to vote in their discretion with respect to any other matter or proposal that is properly brought before the special meeting or any adjournment or postponement of the special meeting.  In order to vote by mail, a holder must complete and sign the proxy card and return it in the accompanying envelope.  No postage is required if mailed within the United States.  If a holder returns a signed proxy card before the special meeting, FIC will vote such holder’s shares as the proxy card directs.

If a proxy card does not specify how a holder wants to vote its shares, those persons named on the proxy card will vote such holder’s shares “FOR” the Merger, and in the discretion of the persons named on the proxy card with respect to any other matter or proposal that is properly brought before the special meeting or any adjournment or postponement of the special meeting.  FIC does not expect that any matter other than the adoption and approval of the Merger Agreement and the Merger will be presented for action at the special meeting.

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You should not send any stock certificates representing shares of FIC common stock with your proxy.  Instead, once the Merger has been completed you will receive a separate mailing with instructions to mail your stock certificates with your letter of transmittal to Mellon Investor Services LLC, the paying agent for the Merger.

Voting on the Internet.  FIC shareholders can also vote their shares on the Internet at http://www.proxyvoting.com/fnin by following the instructions to obtain their records and create an electronic ballot.  Shareholders should have their proxy cards available when accessing the voting site.  Internet voting is available 24 hours a day, seven days a week.  A shareholder who votes on the Internet does NOT need to return a proxy card by mail.  The deadline for voting on the Internet is 11:59 p.m., Eastern Time, on May 14, 2008.

Voting by Telephone.  FIC shareholders can also vote their shares by telephone by calling the toll-free telephone number shown on the enclosed proxy card.  Shareholders should have their proxy cards available when calling.  Telephone voting is available 24 hours a day, seven days a week.  A shareholder who votes by telephone does NOT need to return a proxy card by mail.  The deadline for voting by telephone is 11:59 p.m., Eastern Time, on May 14, 2008.

Voting in Person at the Meeting; Revocation of Proxy.  FIC encourages all shareholders to attend the special meeting in person if they so desire.  Mailing a proxy card or voting on the Internet or by telephone does not prevent a shareholder from voting in person at the special meeting.  Any shareholder who completes a proxy (whether by mail, Internet or telephone) has the right to revoke such proxy at any time prior to the exercise thereof at the special meeting.  Revocation of a proxy may be effected by written notice or execution of a new proxy bearing a later date submitted to Corporate Secretary, Financial Industries Corporation, 6500 River Place Boulevard, Building I, Austin, Texas 78730, or by attending the special meeting and voting in person.  Attendance at the special meeting will not in and of itself constitute a revocation of a shareholder’s proxy—such shareholder must vote at the special meeting in order to revoke an earlier proxy.

A shareholder who plans to attend the special meeting and vote in person will be provided with a ballot at the special meeting.  A shareholder whose shares are registered directly in his or her name is considered the shareholder of record and has the right to vote his or her shares in person at the special meeting.  A shareholder whose shares are held in the name of a broker or other nominee is considered the beneficial owner of shares held in street name and will need to obtain a legal proxy from his or her broker or other nominee in order to vote such shares at the special meeting.

Voting Shares Held in Company Plans.  Shares of FIC common stock held in FIC’s 401(k) plan for its employees and affiliates are held of record and are voted by the trustees of the 401(k) plan.  Participants in the 401(k) plan may direct the trustees as to how to vote shares allocated to their accounts.  Shares for which the trustees do not receive voting directions from participants will not be voted by the trustees.

Shareholders who have questions or need assistance completing and submitting proxy cards or voting on the Internet or by phone can contact Mellon Investor Services LLC, a firm that provides professional proxy soliciting services that FIC has retained, at (866) 768-4954.

Treatment of Abstentions and Broker Non-Votes

In accordance with Texas law, a shareholder entitled to vote for the approval of a Merger Agreement can withhold authority to vote.  A proxy that has properly withheld authority with respect to the approval of the Merger Agreement (an “abstention”) will not be voted with respect to the Merger Agreement, although it will be counted for purposes of determining whether there is a quorum.  Any shares held by brokers or nominees for which they have no discretionary power to vote on a Merger Agreement and for which they have received no instructions from the beneficial owners or persons entitled to vote (“broker non-votes”) will be treated as not entitled to vote with respect to the Merger Agreement, but will be counted as shares that are present for purposes of determining the presence of a quorum.  Since the approval of the Merger Agreement requires the affirmative vote of the holders of at least two-thirds of all outstanding shares of FIC common stock as of the close of business on the record date, an abstention or broker non-vote will have the same effect as a vote against the Merger Agreement.

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Proxy Solicitation; Expenses

FIC will bear the costs of soliciting proxies from its shareholders, including the costs of printing and mailing this proxy statement.  In addition to soliciting proxies by mail, directors, officers and employees of FIC, without receiving additional compensation therefor, may solicit proxies by telephone, by facsimile or in person.  Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by them, and FIC will reimburse those brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

FIC has retained Mellon Investor Services LLC ("Mellon") to assist in its solicitation of proxies and estimates that it will pay Mellon a fee of approximately $50,000.  Mellon may solicit proxies from individuals, banks, brokers, custodians, nominees, other institutional holders and other fiduciaries.  FIC has also agreed to reimburse Mellon for its reasonable administrative and out-of-pocket expenses and to indemnify it against certain losses, costs and expenses. Americo, directly or through one or more affiliates or representatives, may, at its own cost, also make solicitations of proxies by mail, telephone, facsimile or other contact in connection with the Merger.

THE MERGER

Purpose

The purpose of the Merger is for Merger Sub to acquire all of the outstanding shares of FIC common stock (other than shares of FIC common stock owned by Americo, Merger Sub or FIC or any of their respective subsidiaries, and other than shares held by dissenting FIC shareholders who perfect their appraisal rights) by providing the holders of such shares of FIC common stock with $7.25 in cash, without interest, for each share of FIC common stock that they hold, subject to downward adjustment in the event that the number of fully-diluted shares of FIC common stock is above the maximum total specified in the Merger Agreement.  FIC does not expect such adjustment to be applicable.  Upon completion of the Merger, each share of FIC common stock, other than shares held by Americo, Merger Sub or FIC or any of their respective subsidiaries and other than shares held by dissenting FIC shareholders who perfect their appraisal rights, will be converted into the right to receive the same $7.25 in cash, without interest thereon, and FIC will become an indirect, wholly-owned subsidiary of Americo.

Background of the Merger

As part of the continuous evaluation of its business, FIC regularly explores a range of strategic alternatives to try to identify mechanisms to enhance shareholder value.  Such alternatives have included the possible sale of FIC to a third party.  In addition, because of FIC’s structure as a holding company engaged in the insurance business through one or more insurance company subsidiaries, possible strategic alternatives have included the sale of FIC at the holding company level as well as sales of one or both of FIC’s insurance company subsidiaries.  Due to liabilities at the holding company level and the potential double-taxation of any proceeds from an insurance subsidiary sale that are subsequently distributed to the shareholders of FIC, proposals to acquire FIC at the holding company level represent a relatively higher value to FIC’s shareholders than do proposals to acquire one or both of FIC’s insurance subsidiaries.

From 2003 through 2006, FIC was involved in a substantial effort to correct its financial books and records and financial reporting systems.  Due to restatements of FIC’s consolidated financial statements for fiscal year 2003 and prior periods, the filing of a number of FIC’s periodic reports with the Securities and Exchange Commission (the “SEC”) was significantly delayed.  Because of its status as a delinquent filer, FIC was unable to solicit proxies for an annual meeting of shareholders in each of 2004, 2005 and 2006.  In addition, FIC’s failure to timely file its 2003 Annual Report on Form 10-K resulted in the delisting of FIC’s common stock from trading on The Nasdaq National Market, effective as of July 1, 2004.

During the period in which FIC was correcting its financial records and reports, management and the Board assessed its underlying business.  Several conclusions were reached, including that:

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•	the existing business of the insurance companies was running off faster than new business could be added;

•	the insurance companies were “B” rated, which limited the market for their products;

•	writing new life insurance policies reduced capital and surplus due to the heavy front-loaded cost of acquiring new business; and

•	despite dramatic reductions in expense levels, the remaining fixed costs of running a small publicly traded company were causing significant negative cash flow.

In September 2005, FIC received an unsolicited inquiry from Americo about a possible sale of FIC.  FIC representatives met with Americo representatives at that time, but a transaction was not ultimately pursued, principally because FIC did not have current audited financial information at that time.

At a meeting of the Board held on March 20-21, 2006, it was decided that, given the business conditions described above as well as other market conditions, FIC should retain an outside financial advisor to help FIC identify and consider then available strategic alternatives.  Throughout April 2006, various members of FIC’s management and the Board interviewed various financial advisors.  On April 28, 2006, FIC retained Keefe Bruyette & Woods, Inc. (“KBW”) to act as its financial advisor in connection with its consideration of strategic alternatives for FIC, including the sale of FIC or either or both of its insurance subsidiaries.

On May 16, 2006, Company A contacted KBW upon the referral of FIC management to discuss Company A’s interest in acquiring FIC or one or both of its subsidiaries.  KBW organized a conference call on May 28, 2006 with Mr. R. Keith Long, the Chairman of the Board and representatives of Company A to discuss aspects of a possible transaction and the status of FIC.  Subsequently, on June 1, 2006, Mr. Long met with representatives of Company A at their headquarters to further discuss Company A’s proposal for a transaction.

Also on May 28, 2006, KBW spoke with the chief financial officer of Americo regarding a possible transaction.  Americo had submitted orally a proposal to acquire the insurance subsidiaries of FIC.

On June 5, 2006, Company B submitted a proposal to purchase the 1,427,073 shares of capital stock of FIC held by Investors Life, one of FIC’s insurance subsidiaries, for $10.00 per share, or $15.0 million in the aggregate.  The closing price of FIC’s common stock on June 2, 2006 was $8.70 per share.

On June 9, 2006, A.M. Best downgraded the financial strength rating of Investors Life to “B-“ from “B” and of Family Life Insurance Company (“Family Life”), FIC’s other insurance subsidiary, to “B” from “B+”.

Also on June 9, 2006, FIC publicly announced that it was considering strategic alternatives.  Following this announcement, KBW received a number of inquiries from parties interested in pursuing such strategic alternatives.

On July 18, 2006, KBW updated the Board on the process of reviewing strategic alternatives, including KBW’s discussions with Americo, Company A and Company B.

On August 30, 2006, Mr. Long discussed with KBW outstanding accounting issues and the possibility of selling Family Life in a separate transaction in order to address certain concerns expressed by the Texas Department of Insurance (“TDI”) related to the insurance companies’ debt levels.

On September 19, 2006, Manhattan Insurance Group (“Manhattan”) submitted a proposal to acquire Family Life for $28.0 million in cash.

On September 21, 2006, KBW updated the Board on its review of strategic alternatives and the recent proposal from Manhattan to acquire Family Life.

On September 22, 2006, Mr. Long instructed KBW to pursue the sale of Family Life to Manhattan.  The parties thereafter negotiated a stock purchase agreement for the sale of Family Life to Manhattan.

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After a fairness presentation by KBW and approval by the Board, FIC entered into a definitive agreement on December 8, 2006 for the sale of Family Life to Manhattan for $28.0 million in cash.  The sale of Family Life was completed on December 29, 2006.  Proceeds from the sale were used to improve FIC’s capital structure by retiring approximately $15.4 million of intercompany debt and for general corporate purposes. In addition, FIC agreed to retain the liabilities associated with Family Life’s defined benefit pension plan totaling $3.3 million, in exchange for which it received a corresponding transfer of assets from Family Life.  FIC also purchased 324,320 shares of the FIC common stock owned by Family Life at a price of $6.80 per share, or approximately $2.2 million in the aggregate.

Following the announcement of the sale of Family Life, KBW initiated discussions with parties who had previously indicated an interest in acquiring FIC or Investors Life.  However, without up-to-date audited financial statements, interest in acquiring FIC was limited.  On March 27, 2007, Company C submitted a proposal to acquire Investors Life for $65.0 million in cash.

In connection with the anticipated filing of FIC’s 2006 10-K on the following day, on May 30, 2007, KBW began distributing a Confidential Information Memorandum and other information to 17 parties that had executed confidentiality agreements.  By June 15, 2007, five proposals had been received reflecting various transaction structures and representing proposed valuations (as determined by KBW after adjustments based on transaction structure) ranging from $6.00 per share to $8.82 per share.  On June 17, 2007, the Executive Committee of the Board, which was vested by the full Board with the authority to consider and recommend strategic alternatives, met with KBW to discuss the proposals.  The Executive Committee determined to grant Americo and Company D, the only bidders that had submitted all-cash bids for FIC as of such date, access to the online data room and to management.  On June 18, 2007, KBW sent a process letter to Americo and Company D, inviting both of them to submit a final definitive proposal by July 13, 2007.

On May 31, 2007, FIC filed its Annual Report on Form 10-K for its fiscal year ended December 31, 2006, bringing FIC up to date in its Form 10-K reporting obligations.

On June 18, 2007, Company E executed a confidentiality agreement, and KBW sent Company E an information package regarding FIC.  On June 28, 2007, Company E submitted a proposal to acquire FIC, but, because the price proposed by Company E was lower than one of the proposals already under consideration, Company E was not invited to participate in the next phase of the process.

At various times during June and July 2007, Americo and Company D conducted due diligence investigations of FIC at FIC’s offices in Austin, Texas.

On July 2, 2007, KBW informed Americo and Company D that the deadline for a final proposal had been extended to July 27, 2007.  Additionally, with the filing of FIC’s Quarterly Report on Form 10-Q for the first quarter of 2007 on July 2, 2007, FIC became completely current in its financial reporting with the SEC.

On July 12, 2007, KBW provided both Americo and Company D a proposed form of merger agreement and requested that each party submit comments to such agreement with their revised proposals.

Also on July 12, 2007, Company B provided a revised proposal to acquire FIC for a per share price equal to $4.00 in cash, plus stock of a new company to be created in connection with the acquisition, which Company B valued at $5.00.

On July 19, 2007, FIC agreed to allow Americo to discuss a proposed acquisition of FIC with the TDI.  A representative of Americo subsequently met with the TDI.

On July 27, 2007, Americo and Company D submitted their respective proposals as well as markups of the form of merger agreement.  Americo’s proposal was to purchase FIC for $62.0 million in cash (a reduction from its prior indication of interest) and Company D’s proposal was to purchase Investors Life for $75.0 million in cash or FIC for $65.0 million in cash.

On July 30, 2007, KBW and FIC’s outside legal counsel reviewed the proposals submitted by Americo and Company D with the Board, including key terms of their revised merger agreements.  The Board determined that neither proposal was attractive to FIC or its shareholders.

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On August 1, 2007, Company B increased its proposal to reflect a per share price equal to $4.00 in cash, plus stock of a new company to be created in connection with the acquisition, which Company B valued at $5.50.

On August 1, 2007, KBW met with the Executive Committee of the Board to discuss the Company B proposal.

On August 2, 2007, Americo increased its bid to $72.0 million, subject to certain price adjustments.

On August 7, 2007, KBW met with the Executive Committee of the Board and reviewed the current state of proposals.

On September 4, 2007, Mr. Long met with Americo at its headquarters in Kansas City, Missouri to discuss its proposal, and on September 5, 2007, Mr. Long met with Company B to discuss its proposal.

In early September 2007, the Executive Committee of the Board determined that none of the existing proposals to acquire FIC was in the best interests of FIC’s shareholders.  Accordingly, during the months of September and October 2007, FIC explored certain reinsurance transactions with both Americo and Company D, but ultimately concluded not to go forward with such transactions.

On September 13, 2007, Company F executed a confidentiality agreement and was given access to the online data room.  Thereafter, Company F began a due diligence investigation of FIC.  On October 7, 2007, Company F submitted a proposal to acquire FIC for $7.50 per share.

On October 16, 2007, Company F was provided with a draft of the proposed form of merger agreement.

On November 16, 2007, Company F submitted its proposed form of merger agreement and requested exclusive negotiations.  Company F also indicated that it was reducing its proposed acquisition price to $7.25 per share.  At that time, the Executive Committee of the Board denied exclusivity to Company F due to a number of substantive business issues raised in the merger agreement submitted by Company F, including its reduced price per share.

On November 28, 2007, following further conversations with representatives of Company F, FIC granted exclusivity to Company F through December 15, 2007.  During the month of December 2007 and in early January 2008, Company F continued its due diligence review of FIC, and FIC and Company F negotiated the merger agreement.  Exclusivity was extended on two occasions, but ultimately expired on December 28, 2007.

On January 11, 2008, during a conference call with representatives of FIC, KBW and FIC’s outside legal counsel, Company F modified its earlier proposals and offered to purchase FIC for either (i) $7.00 per share or (ii) $6.75 per share plus a contingent payment of up to $0.50 per share based upon the outcome of a certain contingency of FIC.

On January 11, 2008, Mr. Long called Americo to inquire about its continued interest in acquiring FIC.  Americo was given updated due diligence information with respect to FIC and a draft merger agreement.  The parties negotiated a transaction over the weekend of January 12-13, 2008.

On January 14, 2008, following delivery of a fairness opinion by KBW, the Board reviewed and approved a proposed transaction with Americo at $7.25 per share and immediately thereafter, Americo and FIC entered into the Merger Agreement.

Subsequent to the execution of the Merger Agreement and its public announcement, on January 21, 2008, KBW received an indication of interest from Company E at $7.75 per share for FIC.  On January 25, 2008, the Board discussed such  indication of interest from Company E.  The Board directed KBW to inform Company F that (i) Company E would be expected to pay all break-up fees and expenses incurred by FIC if FIC terminated its agreement with Americo and (ii) because of certain concerns regarding Company E’s ability to obtain regulatory approval, Company E would be expected to provide FIC with a $5 million deposit and that such deposit would be forfeited if regulatory approval could not be obtained within a certain timeframe.  Following the Board’s discussion, FIC gave Company E access to the online data room and provided Company E with certain additional actuarial information in order for Company E to conduct its due diligence review.

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On January 25, 2008, KBW communicated the Board’s transaction terms to Company E.  On January 25, 2008, Company E sent a revised indication of interest to KBW that did not reflect all of the Board’s requested terms.  On January 30, 2008, Mr. Long met with the CEO of Company E to restate the Board’s position.

On January 31, 2008, FIC announced that in connection with its review of strategic alternatives, which had resulted in the Merger Agreement with Americo, it had also determined that it would immediately cease underwriting new insurance policies.  As a result of this decision, FIC terminated its agreements with certain independent insurance agents.  In addition to managing its existing block of insurance policies, FIC will continue to earn commissions on policies sold by agents appointed with its subsidiary ILG Sales Corporation under marketing agreements with unrelated insurance companies.

On February 6, 2008, following completion of its due diligence review, Company E withdrew its indication of interest.

FIC’s Reasons for the Merger

In making the determinations and recommendations set forth in “Recommendation of the Board of Directors” beginning on page 10 below, the Board consulted with FIC’s senior management, financial advisors and legal counsel, reviewed a significant amount of information and considered the following material factors in support of its decision to enter into the Merger Agreement:

•
the fact that the merger consideration of $7.25 in cash per share that FIC’s shareholders will receive (assuming no downward adjustment in the event the number of fully-diluted shares of FIC common stock is above the maximum total specified in the Merger Agreement) represented a premium of approximately 31% over the closing price per share of FIC’s common stock on January 11, 2008, the last full trading day that preceded the announcement of the transaction, and approximately 33% over the weighted average closing price of FIC’s common stock during the 90 days prior to January 14, 2008;

•
the financial presentation of KBW and KBW’s opinion, dated January 14, 2008, to the effect that, as of the date of its opinion, and based upon and subject to the various factors and assumptions set forth in its opinion, the $7.25 per share in cash to be received by holders of FIC’s outstanding shares of common stock pursuant to the Merger Agreement was fair, from a financial point of view, to FIC’s shareholders (the written opinion of KBW is attached as Annex B to this proxy statement and discussed in detail under “The Merger—Opinion of FIC’s Financial Advisor” beginning on page 10);

•
 the belief of the Board, formed after consultation with senior management and KBW, that the merger consideration payable pursuant to the proposed transaction represented the highest and best value reasonably available to FIC’s shareholders for their shares;

•	the fact that the proposed Merger removes the shareholders’ exposure to the risks inherent in continuing as a public company, including operational and regulatory risks;

•
FIC’s current and historical financial condition and results of operations and the potential value that might result from other strategic alternatives available to FIC, including the potential value of the company if FIC was to remain an independent publicly-owned corporation;

•	the fact that FIC had decided to discontinue underwriting new insurance policies;

•	the risk that another attractive acquisition transaction would not be available to FIC if FIC declined this transaction;

•	the fact that the merger consideration is payable in cash, which provides liquidity and certainty to FIC’s shareholders;

•
the fact that given FIC’s small stock market float and the consequent difficulty that FIC’s large shareholders would have in selling their holdings in the public market without depressing the market price of FIC common stock;

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•
the fact that the Merger Agreement is not subject to a financing condition and the assessment of the Board, formed after consultation with FIC’s senior management and KBW, that Americo has the financial capability to consummate the Merger;

•
the belief of the Board, formed after consultation with FIC’s senior management and legal counsel, that the regulatory approvals necessary to consummate the Merger could reasonably be expected to be obtained;

•	the ability of FIC’s shareholders to seek appraisal rights; and

•	the belief of the Board that the terms and conditions of the Merger Agreement are reasonable, including:

•	the fact that at least two-thirds of FIC’s shareholders must approve the proposed transaction and are free to reject the proposed transaction if desired;

•
 the ability of FIC to furnish nonpublic information to, and engage in discussions with, any third party that makes an unsolicited bona fide written proposal to engage in a business combination transaction that is, or is reasonably likely to result in, a proposal that is more favorable, from a financial point of view, to FIC’s shareholders, than the transactions contemplated by the Merger Agreement (see the section entitled “The Merger Agreement—No Solicitation” beginning on page 28 of this proxy statement);

•
FIC’s right to terminate the Merger Agreement in order to enter into a superior proposal if submitted by a third party, subject to certain conditions and payment of a termination fee and reimbursement of certain expenses to Americo (see the section entitled “The Merger Agreement—Fiduciary Right of Termination” beginning on page 29 of this proxy statement);

•
 the conclusion of the Board that the $2.5 million termination fee plus reimbursement of expenses of up to $500,000 and the circumstances under which such fee is payable and expenses reimbursable were reasonable in light of the benefits of the proposed Merger and commercial practice (see the section entitled “The Merger Agreement—Effect of Termination” beginning on page 32 of this proxy statement); and

•
the fact that Americo will be required to pay to FIC a reverse termination fee of $2.5 million plus reimbursement of FIC’s expenses of up to $500,000 in the event that Americo fails to consummate the Merger in breach of the Merger Agreement (see the section entitled “The Merger Agreement—Effect of Termination” beginning on page 32 of this proxy statement).

The Board also considered a number of countervailing risks and factors concerning the proposed transaction. These countervailing risks and factors included the following:

•	the risk of disruption to FIC’s business, sales, operations and financial results in the event that the proposed transaction is not consummated in a timely manner or at all;

•
 the fact that FIC’s officers and employees will have to focus extensively on actions required to complete the proposed transaction, as well as the substantial transaction costs that FIC will incur for the proposed transaction even if it is not consummated;

•	the negative impact of any customer confusion as a result of the announcement or pendency of the proposed transaction;

•	the possible loss of key management or other personnel as a result of the announcement or pendency of the proposed transaction;

•
the fact that FIC will no longer exist as an independent company and FIC’s shareholders will be unable to participate in any future earnings growth or receive any benefit from any future increase in value of FIC;

•	the requirements that certain conditions to the closing of the Merger must be met, including regulatory approvals;

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•
the fact that, pursuant to the Merger Agreement, FIC must generally conduct FIC’s business in the ordinary course and are subject to a variety of other restrictions on the conduct of FIC’s business prior to the closing of the proposed transaction or termination of the Merger Agreement, which may delay or prevent FIC from pursuing business opportunities that may arise or preclude actions that would be advisable if FIC were to remain an independent company;

•	the fact that under the terms of the Merger Agreement, FIC is restricted in its ability to solicit other acquisition proposals;

•
the $2.5 million termination fee plus reimbursement of expenses of up to $500,000 payable by FIC to Americo upon the occurrence of certain events, and the possible deterrent effect that paying such fee and expenses might have on the desire of other potential acquirors to propose an alternative transaction that may be more advantageous to FIC’s shareholders;

•
the fact that FIC’s only remedy in the event that Americo terminates the Merger Agreement or otherwise fails to consummate the Merger in breach of the Merger Agreement is the payment by Americo of the $2.5 million reverse termination fee plus reimbursement of FIC’s expenses of up to $500,000;

•	the fact that gains arising from the cash merger consideration will be taxable to FIC’s shareholders for U.S. federal income tax purposes; and

•
the fact that under the terms of the Merger Agreement, certain of FIC’s directors and officers may have a conflict of interest in connection with the Merger that may allow them to receive different and additional benefits than those received by FIC’s shareholders generally (see the section entitled “The Merger—Interests of Officers and Directors in the Merger” beginning on page 16 of this proxy statement).

The discussion of the information, risks and factors that the Board considered in arriving at its decision to approve the Merger Agreement and recommend that FIC’s shareholders vote to adopt the Merger Agreement is not intended to be exhaustive, but includes all material factors considered by the Board.  In view of the wide variety of factors and risks considered in connection with its evaluation of the proposed transaction, the Board did not believe it necessary to, and did not attempt to, rank or quantify the risks and factors although individual members of the Board may have assigned different weights to the factors and risks in their individual assessments of the proposed transaction.  The overall analysis of the factors described above by the Board included multiple discussions with and questioning of FIC’s senior management, financial advisors and legal counsel.

Recommendation of the Board of Directors

The Board, during a meeting held on January 14, 2008, by unanimous vote approved and authorized in all respects the Merger Agreement and the transactions contemplated thereby, including the Merger.  Furthermore, in light of its consideration of, and subject to, the terms and conditions set forth in the Merger Agreement, and after the discussions and deliberations more fully described above, the Board (i) approved the Merger Agreement, deeming the Merger Agreement and the Merger advisable, fair to and in the best interests of the Company’s shareholders and (ii) recommended the approval by FIC’s shareholders of the Merger Agreement, including the Merger.  Also at this meeting, the Board exempted the Merger Agreement and the transactions contemplated thereby from the restrictions of Article 13.03 of the Texas Business Corporation Act (the “TBCA).

Opinion of FIC’s Financial Advisor

Pursuant to a letter agreement dated April 28, 2006, the Board engaged KBW to act as its financial advisor.  The Board selected KBW based on its experience, expertise and reputation.  KBW provides merger and acquisition advisory services to public and private companies and in this capacity is continually engaged in performing financial analyses with respect to businesses and their securities in connection with mergers and acquisitions as well as for other transactions and corporate purposes.  At the meeting of the Board on January 14, 2008, KBW delivered to the Board its written opinion that, as of that date and based upon the assumptions made, matters considered and limits of review set forth in KBW’s written opinion, the $7.25 per share in cash to be received by holders of FIC common stock in connection with the Merger, the Merger Agreement and the transactions contemplated thereby were fair, from a financial point of view, to such shareholders.

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KBW’s opinion, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken by KBW in delivering its opinion, is attached as Annex B.  FIC shareholders should read the opinion carefully and in its entirety.  The following description of KBW’s opinion is only a summary of the written opinion and is qualified in its entirety by reference to the full text of such opinion.  KBW’s opinion was provided solely to the Board and addresses only the fairness of the $7.25 per share in cash to be received by holders of FIC common stock in the transaction from a financial point of view.

The KBW opinion does not address any other aspect of the transaction, nor does it constitute a recommendation as to how any FIC shareholder should act with respect to the transaction.  The KBW opinion does not address the relative merits of the Merger as compared to other business strategies that might be available to FIC, including alternate proposals from third parties that may or may not have been pursued to completion for a variety of business, financial, legal or regulatory reasons, nor does it address the underlying business decision of FIC to proceed with the transaction.

In connection with its opinion, KBW reviewed and considered, among other things:

•	a draft of the Agreement and Plan of Merger with Americo, dated January 14, 2008, which, for purposes of its opinion, KBW assumed to be in all material respects identical to the Merger Agreement;

•	reaction to FIC’s public announcement that it was exploring strategic alternatives and the broad market process that was engaged in by FIC;

•
certain publicly available financial and other information for FIC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, statutory insurance company financial statements and certain other relevant financial and operating data furnished to KBW by FIC’s management;

•	certain internal financial analyses, financial forecasts, reports and other information concerning FIC prepared by its management;

•
discussions KBW had with certain members of FIC’s management concerning the historical and current business operations, financial conditions and prospects of FIC and such other matters KBW deemed relevant;

•
certain operating results, the reported price and trading histories of FIC’s common stock as compared to certain operating results, reported prices and trading histories of certain publicly traded companies KBW deemed relevant;

•	certain financial terms of the transaction as compared to the publicly available financial terms of certain selected business combinations KBW deemed relevant; and

•	such other information, financial studies, analyses and investigations and such other factors that KBW deemed relevant for the purposes of its opinion.

KBW relied, without independent investigation, upon the accuracy and completeness of all financial and other information provided to it or otherwise made available by FIC or its advisors (including, without limitation, the representations and warranties in the Merger Agreement) or which was publicly available.  KBW, with FIC’s consent, assumed that the financial forecasts which KBW examined were reasonably prepared by the management of FIC on bases reflecting the best currently available estimates and good faith judgments of such management as to the future performance of FIC.  KBW has also assumed that in the course of obtaining the necessary regulatory and third party approvals, consents and releases for the transaction, no modification, delay, restriction or condition will be imposed that will have a material adverse effect on the transaction and that the transaction will be consummated in accordance with applicable laws and regulations and the terms of the Merger Agreement, without delay, waiver, amendment or modification of any material term, condition or agreement.

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KBW did not make or obtain any independent evaluations, valuations or appraisals of the assets or liabilities of FIC nor was it furnished with such materials.  KBW assumed with FIC’s consent that there were no legal issues with regard to FIC or Americo that would affect the opinion, and KBW relied on this assumption without undertaking any independent investigation or inquiry.  KBW’s opinion is necessarily based upon economic and market conditions and other circumstances as they existed and were evaluated by KBW on the date of the opinion.  Although subsequent developments may affect its opinion, KBW does not have any obligation to update, revise or reaffirm its opinion.  KBW’s opinion expressed no view as to the federal, state or local tax consequences of the transaction.  KBW expressed no opinion as to the fairness of the $7.25 per share cash consideration to be received by holders of FIC common stock in the merger relative to the consideration that a holder of FIC common stock would receive upon exercise of dissenters’ rights under Texas law.

The following represents a brief summary of various information sources and the material financial analyses employed by KBW in connection with providing its opinion to the Board.  The following summary does not purport to be a complete description of the financial analyses performed by KBW, nor does the order of analyses described represent relative importance or weight given to those analyses performed by KBW.  Some of the summaries of financial analyses performed by KBW include information presented in tabular format.  In order to fully understand the financial analyses performed by KBW, you should read the tables together with the text of each summary.  The tables alone do not constitute a complete description of the financial analyses.  Considering the data set forth in the tables without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by KBW.  When employed, consensus ranges reflect, among other things, the average and median of each of the respective analyses and, if applicable and consistent with the underlying analysis, review and comparison of individual companies or transaction statistics.

Summary of Proposal.  KBW reviewed the financial terms of the proposed transaction.  Pursuant to the Merger Agreement, each share of FIC common stock will be converted into the right to receive $7.25 in cash, subject to downward adjustment in the event that the number of fully-diluted shares of FIC common stock is above the maximum total specified in the Merger Agreement.  The aggregate transaction value to the holders of FIC common stock is $74.7 million, based on the number of common shares and options outstanding on January 11, 2008.

Analysis of Historical Trading Prices.  KBW reviewed the historical daily trading prices and volumes for the shares of FIC common stock for the period from June 13, 2006 through January 11, 2008.  June 13, 2006 represents the date on which FIC announced publicly that it was exploring strategic alternatives.  KBW’s analysis showed the following concerning the $7.25 per share price offered in the Merger relative to historical prices of FIC common stock:

	FIC	Premium/ (Discount)
Prior trading day price (1/11/08)	$5.55	30.6%
Volume-weighted average closing price:
Last three months	$5.42	33.7%
Since FLIC sale announced (12/11/06)	$5.96	21.7%
Since public announcement to explore strategic alternatives (6/13/06)	$6.32	14.6%
52-week low (10/24/07)	$5.05	43.6%
52-week high (1/31/07)	$7.45	(2.7)%

Selected Companies Analysis.  Using publicly available information, KBW compared FIC’s financial performance, financial condition and market valuation to those of a group of selected publicly-traded life insurance companies.

KBW selected a group of life insurance companies with a market capitalization less than $1.0 billion as of January 11, 2008.  None of the selected companies is directly comparable to FIC.  The selected companies included:

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•	FBL Financial Group
•	National Western Life Insurance Company
•	Kansas City Life Insurance Company
•	Presidential Life Corporation
•	American Equity Investment Life Holding Company
•	Citizens, Inc.
•	Independence Holding Company
•	American Independence Corp.
•	Kentucky Investors, Inc.
•	Security National Financial Corporation

To perform its analysis, KBW used financial information as of and for the 12-month period ending on September 30, 2007 for the selected companies found in public filings with the SEC.  Market price information was as of January 11, 2008.

KBW’s analysis showed the following concerning FIC’s implied per share equity value:

		Selected Multiple Range[1]				Implied Value Per Share
	FIC Metric	Low		High		Low	High
LTM net income[2]	$0.16	8.2	x	11.1	x	NM	NM
Book value per share as of 9/30/07	$5.97	0.66	x	0.89	x	$3.91	$5.29
Book value per share (excluding effects of FAS 115) as of 9/30/07	$6.62	0.66	x	0.90	x	$4.39	$5.94
_________________________

(1)  Range of multiples is derived from the median multiple of selected companies plus or minus 15%.

(2)  LTM is for the 12 months ended September 30, 2007 and excludes extraordinary items.  KBW deemed the implied value per share from this metric to be not meaningful because of FIC’s low level of earnings.

Selected Transactions Analysis.  Using publicly available information, KBW reviewed the range of implied multiples paid or payable in selected change of control transactions announced since January 1, 2002 with announced deal values of more than $25 million and less than $500 million involving certain target companies participating in the life insurance market.  An analysis of the resulting multiples of the selected precedent transactions necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that may have affected the selected transactions and/or the Merger.  No selected target company or transaction was identical to FIC or the Merger.  Certain transactions where relevant or comparable data were not available were excluded.

For each precedent transaction, KBW derived and compared, among other things, the implied equity value paid for the acquired company to (a) the reported GAAP book value of the acquired company at the most recent quarter ended prior to announcement and (b) the GAAP net income of the acquired company for the last 12 months of results prior to the time the transaction was announced.

The following mergers were considered in KBW’s analysis:

•	Devlin Group LLC acquisition of Forethought Financial Services
•	American Financial Group Inc. acquisition of Great American Financial Resources Inc.
•	KMG America Corp. acquisition of Kanawha Insurance Co.
•	Illinois Agricultural Association acquisition of Cotton States Life Insurance
•	Humana Inc. acquisition of KMG America Corp.
•	Swiss Reinsurance Co. acquisition of Guarantee Reserve Life Insurance Co.

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•	Citizens Inc. acquisition of Security Plan Life Insurance Co.
•	Illinois Agricultural Association acquisition of Mutual Service Life Insurance Co.

For each precedent transaction, KBW derived and compared the implied deal value paid for the acquired company to the net income of the acquired company for the latest 12 months of results prior to the time the transaction was announced.  KBW also derived and compared the implied deal value paid for the acquired company to the reported book value of the acquired company for the most recent quarter prior to the time the transaction was announced.

KBW’s analysis showed the following concerning FIC’s implied per share equity value:

		Selected Multiple Range[1]				Implied Value Per Share
	Metric	Low		High		Low	High
LTM net income[2]	$0.16	14.7	x	19.9	x	NM	NM
Book value per share as of 9/30/07	$5.97	0.97	x	1.31	x	$5.79	$7.84
_________________________

(1)  Range of multiples is derived from the median multiple of selected transactions plus or minus 15%.

(2)  LTM is for the 12 months ended September 30, 2007 and excludes extraordinary items.  KBW deemed the implied value per share from this metric to be not meaningful because of FIC’s low level of earnings.

“Run-off” Scenarios.  KBW reviewed the “run-off” projections prepared by FIC’s senior management, which projected 30 years of cash flows starting January 1, 2007 and assumed that FIC would cease writing new business after January 1, 2008.  After ceasing writing new business and going into “run-off,” FIC assumed that there would be a significant rationalization of the employee base, as most administrative functions would be outsourced.  FIC made these assumptions because its senior management believes that they most accurately reflect the operations of FIC’s business if it were to remain a standalone entity.

FIC made several other key assumptions with respect to the “run-off” valuation.  FIC’s mortality and persistency assumptions were consistent with its most recently filed Statement of Actuarial Opinion.  Regarding risk based capital (“RBC”), FIC assumed that in “run-off” it would be able to lower its capitalization level to 200% company action level (“CAL”) RBC from the current level of 250% CAL RBC.  Lastly, FIC assumed that excess capital held at FIC’s insurance company would be available for dividend immediately, beginning in 2009.

KBW analyzed FIC’s financial projections under two different scenarios.  In Scenario I, FIC remains independent for the duration of the projection period and winds down as a publicly traded company.  In Scenario II, FIC enters into a reinsurance agreement on January 1, 2011 and ceases to exist as a public company thereafter.  The value of the reinsurance transaction is based on the net present value of distributable earnings from the point of the reinsurance transaction forward, throughout the remainder of the modeled period.

For both scenarios, KBW determined the present value of distributable earnings for FIC’s insurance company subsidiary and made certain adjustments to arrive at an implied per share equity value for the holding company.  These adjustments were made by starting with the present value of distributable earnings and (a) adding cash held outside the insurance entities by other subsidiaries of FIC and (b) subtracting the principal amount of senior notes outstanding.  Based on FIC’s guidance, KBW made the assumption that net assets outside the insurance companies exclusive of cash and senior notes were zero.

The table below summarizes KBW’s key findings for each “run-off” scenario:

($ in millions, except per share data)
Scenario I: “Run-Off” Stand-alone	Discount Rate
	13%	17%
Present value of distributable earnings	$53.8	47.6
Less: Senior notes due 2033 (callable May 2008)	(15.0)	(15.0)
Plus: Holding company cash	12.7	12.7
Plus: Net assets of non-insurance company entities	0.0	0.0
Total equity value	51.5	45.3
Equity value per share	5.00	4.40

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Scenario II: “Run-Off” With Reinsurance Transaction (1/1/2011)	Discount Rate
	13%	17%
Present value of distributable earnings	$61.6	$53.0
Less: Senior notes due 2033 (callable May 2008)	(15.0)	(15.0)
Plus: Holding company cash	12.7	12.7
Plus: Net assets of non-insurance company entities	0.0	0.0
Total equity value	59.3	50.7
Equity value per share	5.76	4.92

Other Considerations. The merger and acquisition transaction environment varies over time because of macroeconomic factors such as interest rate and equity market fluctuations and microeconomic factors such as industry results and growth expectations.  No company or transaction reviewed was identical to the proposed transaction and, accordingly, the foregoing analyses involve complex considerations and judgments concerning differences in financial and operating characteristics and other factors that would affect the acquisition values in the comparable transactions, including the size and demographic and economic characteristics of the markets of each company and the competitive environment in which it operates.

The foregoing description is only a summary of the analyses and examinations that KBW deems material to its opinion.  It is not a comprehensive description of all analyses and examinations actually conducted by KBW.  The preparation of a fairness opinion necessarily is not susceptible to partial analysis or summary description.  KBW believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of its analyses and of the factors considered, without considering all analyses and factors, would create an incomplete view of the process underlying the analyses set forth in its presentation to Board.  In addition, KBW may have given some analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions.  The fact that any specific analysis has been referred to in the summary above is not meant to indicate that this analysis was given greater weight than any other analysis.  Accordingly, the ranges of valuations resulting from any particular analysis described above should not be taken to be the view of KBW with respect to the actual value of FIC.

In performing its analyses, KBW made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of FIC and Americo.  The analyses performed by KBW are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those suggested by these analyses.  These analyses were prepared solely as part of the analysis performed by KBW with respect to the fairness from a financial point of view of the $7.25 per share in cash to be received by FIC shareholders in the transaction, and were provided to the Board in connection with its evaluation of the Merger.  The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities may trade at any time in the future.  KBW’s opinion is necessarily based on economic, market and other conditions in effect on, and the information made available to KBW as of, the date of the opinion, and although subsequent developments may affect KBW’s opinion, KBW does not have any obligation to update, revise, or reaffirm its opinion.

As described above, KBW’s opinion and presentation was only one of the factors that the Board took into consideration in making its determination to approve the Merger Agreement and the Merger.

Professional Fees of KBW

FIC paid KBW a retainer of $100,000 upon its initial engagement in April 2006, and fees of $280,000 (inclusive of the delivery of KBW’s opinion) in connection with the sale of Family Life in December 2006.  In addition, KBW earned a fee of $250,000 in connection with the delivery of its January 2008 opinion related to the Merger.  KBW will also receive a separate fee of approximately $497,000, with such fee to be paid upon the closing of the Merger.  Of the $100,000 retainer, $30,000 was applied to the fees related to the sale of Family Life, and $70,000 is available to be applied against the fees to be paid to KBW in connection with the Merger.  The Board was aware of this fee structure and took it into account in considering KBW’s opinion and in approving the Merger.  Further, FIC has agreed to reimburse KBW for its out-of-pocket expenses and to indemnify KBW, its affiliates, and its respective partners, directors, officers, agents, consultants, employees and controlling persons against specific liabilities, including liabilities under the federal securities laws.

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Interests of Officers and Directors in the Merger

In considering the recommendation of the Board with respect to the Merger, FIC shareholders should be aware that certain executive officers and directors of FIC have certain interests in the Merger that may be different from, or in addition to, the interests of FIC shareholders generally.  The Board was aware of the interests described below and considered them, among other factors, when adopting the Merger Agreement and recommending that FIC shareholders vote to approve the Merger Agreement and the transactions contemplated thereby.  These interests are summarized below.

Stock Options and Restricted Share Grants.  All outstanding options to purchase shares of FIC common stock, whether vested or unvested, and whether or not held by directors and executive officers, will be converted into the right to receive the Option Consideration (as hereinafter defined).

Unvested Options.  The following table sets forth the number of shares subject to unvested options, if any, held by FIC’s directors and named executive officers and the amounts to be received in respect of such options upon their exchange in the Merger.

Name	Unvested Options	Net $ to be Received for Unvested Options
Directors:
R. Keith Long	25,000	$31,250
John D. Barnett	25,000	31,250
Patrick E. Falconio	25,000	31,250
Richard H. Gudeman	25,000	31,250
Robert A. Nikels	25,000	36,250
Lonnie L. Steffen	25,000	31,250
Kenneth J. Shifrin	25,000	31,250
Eugene J. Woznicki	25,000	31,250

Named Executive Officers:
William B. Prouty	0	0
Vincent L. Kasch	10,000	8,750	(1)
Michael P. Hydanus	10,000	15,000
_________________________

(1) Mr. Kasch will be entitled to acceleration of and payment for his unvested options only if he remains employed by FIC at the effective time of the Merger.  Pursuant to Mr. Kasch’s existing employment agreement with FIC, his employment with FIC will terminate on May 30, 2008 (see “—Employment Agreements and Other Arrangements—Vincent L. Kasch”).

Shares and Vested Options.  The following table sets forth the number of shares of FIC common stock owned by FIC’s directors and named executive officers, the number of vested options, if any, held by FIC’s directors and named executive officers, and the amounts to be received in respect of such shares and options.

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Name	Shares Owned		Total Amount to be Received for Shares Owned	Vested Options	Net $ to be Received for Vested Options	Total Amount to be Received for Shares and Vested Options
Directors:
R. Keith Long	592,374	(1)	$4,294,712	0	0	$4,294,712
John D. Barnett	8,391		60,835	0	0	60,835
Patrick E. Falconio	12,009		87,065	0	0	87,065
Richard H. Gudeman	7,057		51,163	0	0	51,163
Robert A. Nikels	6,270		45,458	0	0	45,458
Lonnie L. Steffen	8,718		63,206	0	0	63,206
Kenneth J. Shifrin	8,718	(2)	63,206	0	0	63,206
Eugene J. Woznicki	8,644		62,669	0	0	62,669

Named Executive Officers:
William B. Prouty	0		0	150,000	0	0
Vincent L. Kasch	737		5,343	15,000	0	5,343
Michael P. Hydanus	307		2,226	10,000	12,500	14,726
_________________________

(1) Includes 17,937 shares held directly, 356,592 shares held by Otter Creek International, Ltd. (“OCI”) and 217,845 shares held by Otter Creek Partners I, L.P. (“OCP”).  Mr. Long is the sole director and sole shareholder of Otter Creek Management Inc., which serves as the sole general partner of OCP and the investment advisor of OCP and OCI.

(2) Does not include 385,000 shares held by American Physicians Service Group, Inc., of which Mr. Shifrin is CEO and Chairman.  Mr. Shifrin disclaims beneficial ownership of such shares.

Treatment of Stock Options.  Under the Merger Agreement, holders of outstanding options or other awards to purchase shares of FIC common stock (“Options”) under any employee or director equity plans and/or agreements of the Company, whether vested or unvested, will be entitled to receive for each Option that is outstanding immediately prior to the effective time of the Merger an amount in cash (subject to any applicable withholding tax) equal to the product of (x) the total number of shares of FIC common stock subject to such Option and (y) the excess, if any, of the amount of the merger consideration over the exercise price per share of FIC common stock subject to such Option (the aggregate amount of such cash hereinafter referred to as the “Option Consideration”).  Each holder of an outstanding Option has executed an agreement with FIC (collectively, the “Option Cancellation Agreements”) pursuant to which such holder agrees to the treatment of his or its Options in accordance with the terms of the Merger Agreement.

Voting Agreement.  Under the Voting Agreements (as hereinafter defined), the directors and named executive officers of the Company have agreed, subject to certain conditions, to vote all of their shares of FIC common stock in favor of the Merger.  As of January 14, 2008, the directors and officers subject to Voting Agreements beneficially owned an aggregate of 653,225 shares of FIC common stock, which represented 6.38% of the outstanding shares of FIC common stock as of such date.

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Indemnification and Insurance.  The Merger Agreement provides that all rights to indemnification from liabilities for acts or omissions occurring prior to the effective time of the Merger existing in favor of current or former officers or directors of FIC under FIC’s Articles of Incorporation will be assumed by FIC, as the surviving corporation in the Merger, and will continue in full force and effect following completion of the Merger.

The Merger Agreement also provides that, prior to the effective time of the Merger, FIC will purchase a “tail policy” of directors’ and officers’ liability insurance and fiduciary liability insurance with respect to matters arising on or before the effective time of the Merger.  The cost of the tail policy is subject to a cap of $450,000, and the policy will have a term of six years following the effective time of the Merger and will have at least the same coverage and amounts as, and contain terms and conditions that are not less advantageous in the aggregate than, the directors’ and officers’ liability insurance and fiduciary liability insurance policies of FIC in effect on the date of the Merger Agreement.  (See “The Transaction Documents—The Merger Agreement—Indemnification; Directors’ and Officers’ Insurance.”)

Employment Agreements and Other Arrangements.  The executive officers of FIC have not entered into any employment arrangements with Americo, Merger Sub or any of their respective affiliates.  The only arrangements that the FIC executive officers expect to have in place at the effective time of the Merger are the existing employment agreements with FIC, which contain certain change of control provisions that are described below.

William B. Prouty.  Pursuant to the terms of the CEO Engagement Agreement, dated as of February 1, 2007, as amended January 31, 2008, between FIC and William Prouty (the “Prouty Employment Agreement”), Mr. Prouty serves as the Chief Executive Officer of FIC.  The term of Mr. Prouty’s engagement as Chief Executive Officer extends until the earlier of (i) the consummation of the Merger or (ii) December 31, 2008.  In addition, the Prouty Employment Agreement, as amended, allows FIC to terminate Mr. Prouty’s employment with FIC at any time upon 30 days’ prior written notice.  The Prouty Employment Agreement provides that Mr. Prouty is entitled to a change of control payment in the amount of $600,000 in the event that a change of control transaction (as defined in the Prouty Employment Agreement) that has been approved by the Board is consummated on or before December 31, 2008.  Accordingly, upon the consummation of the Merger, FIC will be required to make the $600,000 change of control payment to Mr. Prouty.

Vincent L. Kasch.  On March 31, 2008, FIC entered into a retention agreement with Vincent L. Kasch, pursuant to which Mr. Kasch agrees to continue to serve as FIC’s Chief Financial Officer on a full-time basis through April 13, 2008 and on a part-time basis from April 14, 2008 through May 30, 2008.  During his part-time engagement, Mr. Kasch will devote such time to his responsibilities as Chief Financial Officer of FIC as is reasonably necessary, in the good faith opinion of FIC, for the timely completion of FIC’s statutory and publicly-filed financial statements for the fiscal quarter ended March 31, 2008.  The retention agreement permits Mr. Kasch to accept additional employment during his part-time engagement with FIC, provided that such employment does not unreasonably interfere with Mr. Kasch’s obligations to FIC.  Mr. Kasch has accepted a position as the Vice President – Accounting Services of Texas Medical Liability Trust, effective April 14, 2008.  Mr. Kasch will continue to receive his annual salary through April 13, 2008 and will thereafter be compensated at an hourly rate of $105.  In addition, Mr. Kasch’s retention agreement provides that, in consideration of his continued services, upon the consummation of the Merger with Americo, he will receive a lump-sum change of control payment in the amount of $204,075.  Mr. Kasch will be entitled to this change of control payment even if the Merger is consummated after his employment with FIC has terminated, provided that Mr. Kasch has fulfilled his obligations under the retention agreement and was not terminated by FIC for cause (as defined in the retention agreement).

Michael P. Hydanus.  Pursuant to the terms of a letter agreement, dated as of April 19, 2005, between FIC and Michael P. Hydanus, FIC’s Chief Operating Officer, if a change of control (as defined in the letter agreement) occurs and Mr. Hydanus is terminated without cause or terminates his employment for good reason (each as defined in the letter agreement) within 12 months of such change of control, he will be entitled to a continuation of his salary payments for 24 months following the date of his termination.  The consummation of the Merger with Americo will constitute a change of control for purposes of Mr. Hydanus’s letter agreement.

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Material United States Federal Income Tax Consequences

The following is a summary of certain material U.S. federal income tax consequences of the Merger that are relevant to beneficial holders of FIC common stock whose shares will be converted to cash in the Merger and who will not own (actually or constructively) any shares of FIC common stock after the Merger.  The following discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial holders of FIC common stock.  The discussion is based on current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing, proposed, and temporary regulations promulgated under the Code, and rulings, administrative pronouncements, and judicial decisions as in effect on the date of this proxy statement, changes to which could materially affect the tax consequences described below and could be made on a retroactive basis.  The discussion applies only to beneficial holders of FIC common stock in whose hands the shares are capital assets within the meaning of Section 1221 of the Code and may not apply to beneficial holders who acquired their shares pursuant to the exercise of employee stock options or other compensation arrangements with FIC or who hold their shares as part of a hedge, straddle, conversion, or other risk reduction transaction or who are subject to special tax treatment under the Code (such as dealers in securities or foreign currency, insurance companies, other financial institutions, regulated investment companies, tax-exempt entities, former citizens or long-term residents of the U.S., S corporations, partnerships and investors in S corporations and partnerships, and taxpayers subject to the alternative minimum tax). In addition, this discussion does not consider the effect of any state, local, or foreign tax laws.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of FIC common stock that is, for U.S. federal income tax purposes: a citizen or individual resident of the United States; a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created in or under the laws of the United States or of any state (including the District of Columbia); an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or a trust that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.  For purposes of this discussion, the term “non-U.S. holder” means a beneficial owner of FIC common stock that is not a U.S. holder.

U.S. Holders.  The receipt of cash in exchange for FIC common stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes.  In general, a U.S. holder who receives cash in exchange for shares pursuant to the Merger will recognize gain or loss for federal income tax purposes equal to the difference, if any, between the amount of cash received and the U.S. holder’s adjusted tax basis in the shares surrendered for cash pursuant to the Merger.  Gain or loss will be determined separately for each block of shares (i.e., shares acquired at the same price per share in a single transaction) surrendered for cash pursuant to the Merger.  Such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the U.S. holder’s holding period for such shares is more than one year at the time of consummation of the Merger.  The maximum federal income tax rate on net long-term capital gain recognized by individuals is 15% under current law.  Deduction of capital losses may be subject to certain limitations.

Non-U.S. Holders. A non-U.S. holder generally will not be subject to U.S. federal income tax with respect to gain recognized pursuant to the Merger unless one of the following applies:

•
The gain is effectively connected with a non-U.S. holder’s conduct of a trade or business within the United States and, if a tax treaty applies, the gain is attributable to a non-U.S. holder’s U.S. permanent establishment.  In such case, the non-U.S. holder will, unless an applicable tax treaty provides otherwise, generally be taxed on its net gain derived from the Merger at regular graduated U.S. federal income tax rates, and in the case of a foreign corporation, may also be subject to the branch profits tax; or

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•
A non-U.S. holder who is an individual holds FIC common stock as a capital asset, is present in the United States for 183 or more days in the taxable year of the Merger, and certain other conditions are met.  In such a case, the non-U.S. holder will be subject to a flat 30% tax on the gain derived from the Merger, which may be offset by certain U.S. capital losses.

Information Reporting and Backup Withholding. Cash payments made pursuant to the Merger will be reported to the recipients and the Internal Revenue Service to the extent required by the Code and applicable Treasury regulations.  In addition, certain non-corporate beneficial owners may be subject to backup withholding at a 28% rate on cash payments received in connection with the Merger.  Backup withholding will not apply, however, to a beneficial owner who (1) furnishes a correct taxpayer identification number and certifies that he, she, or it is not subject to backup withholding on the Form W-9 or successor form, (2) provides a certification of foreign status on Form W-8 or successor form, or (3) is otherwise exempt from backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against your federal income tax liability provided the required information is timely furnished to the Internal Revenue Service.

The discussion set forth above is included for general information only.  Each beneficial owner of shares of FIC common stock should consult his, her, or its own tax advisor with respect to the specific tax consequences of the Merger to him, her, or it, including the application and effect of state, local, and foreign tax laws.

Completion and Effectiveness of the Merger

When the Merger Becomes Effective.  The closing of the Merger will take place on a date to be selected by FIC and Americo, which will be no later than the fifth business day after the satisfaction or waiver of the closing conditions contained in the Merger Agreement (see “The Merger Agreement—Conditions to Consummation of the Merger”), unless another date is agreed to in writing by FIC and Americo.  The Merger will become effective at the time, which we refer to as the effective time of the Merger, when FIC files Articles of Merger with the Secretary of State of the State of Texas and a certificate of merger is issued by the Secretary of State, or at such later date or time as FIC and Americo agree in writing and specify in the Articles of Merger.

Payment for Shares of FIC Common Stock.  At or prior to the completion of the Merger, Americo will designate a paying agent to make payment of the merger consideration as contemplated by the Merger Agreement and will deposit in trust with the paying agent the funds appropriate to pay the merger consideration to FIC shareholders.

As of the effective time of the Merger, the stock transfer ledger with respect to FIC common stock will be closed and after that time no transfer of FIC common stock on the stock transfer books of the surviving corporation will be permitted.

Following the effective time of the Merger, the paying agent will send each FIC shareholder a letter of transmittal and instructions explaining the procedure to surrender certificates representing shares of FIC common stock in exchange for the merger consideration.  The paying agent will pay a shareholder his or its merger consideration after such shareholder has (i) surrendered his or its certificates representing shares of FIC common stock to the paying agent and (ii) provided to the paying agent a signed and completed letter of transmittal and any other items specified by the letter of transmittal.  Interest will not be paid or accrue in respect of the merger consideration.  The paying agent will reduce the amount of any merger consideration paid to shareholders by any applicable withholding taxes.  Shareholders should NOT forward stock certificates to the paying agent without a letter of transmittal, and should NOT return stock certificates with the enclosed proxy.

If the paying agent is to pay any merger consideration to a person other than the holder of the applicable shares of FIC common stock, the certificates must be properly endorsed or accompanied by appropriate stock powers or otherwise in proper form for transfer, and the transferring shareholder must pay any transfer or other taxes payable by reason of the transfer to the paying agent or establish to the paying agent’s satisfaction that the taxes have been paid or are not required to be paid.

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A shareholder whose stock certificate has been lost, stolen or destroyed will have to provide an affidavit to that fact and, if required by Americo or the surviving corporation, post a bond in an amount that Americo or the surviving corporation, as the case may be, reasonably directs as indemnity against any claim that may be made against them in respect of the certificate.  The transmittal instructions will give detailed instructions regarding what to do in the event a stock certificate has been lost, stolen or destroyed.

Appraisal Rights

Shareholders of FIC may exercise dissenter’s rights in connection with the Merger by complying with Articles 5.11, 5.12 and 5.13 of the TBCA.  Articles 5.11 through 5.13 are reprinted in its entirety as Annex C to this proxy statement.  Annex C should be reviewed carefully by any FIC shareholder who wishes to exercise such statutory dissenter’s rights or who wishes to preserve the right to do so, as failure to comply with the statutory procedures will result in the loss of dissenter’s rights.

By exercising dissenter’s rights, a shareholder will be entitled to receive, if the Merger is completed, the “fair value” of his, her or its shares of FIC common stock as of the day immediately prior to the date of the special meeting.  As defined by Texas law, “fair value” excludes any appreciation or depreciation in anticipation of the proposed Merger.  This value may differ from the value of the consideration that a FIC shareholder would otherwise receive in the Merger.

The following is a summary of the statutory procedures that a shareholder must follow in the event such shareholder elects to exercise his, her or its dissenter’s rights under the TBCA.  This summary is not complete and is qualified in its entirety by reference to Articles 5.1l, 5.12 and 5.l3 of the TBCA, the text of which is set forth in full in Annex C to this proxy statement.

How to Exercise the Right to Dissent Prior to the Special Shareholder Meeting.  In order for a FIC shareholder to be eligible to exercise his, her or its right to dissent from the Merger and to receive, upon compliance with the statutory requirements summarized below, the fair value of such shareholder’s shares of FIC common stock as of the day immediately preceding the special meeting, excluding any appreciation or depreciation in anticipation of the Merger, such shareholder must:

•
prior to the special meeting, provide a written objection to the Merger to FIC’s Corporate Secretary at Financial Industries Corporation, 6500 River Place Boulevard, Building I, Austin, Texas 78730, that (i) states an intention to exercise the shareholder’s right to dissent if the Merger is completed and (ii) provides an address to which a notice regarding the outcome of the vote on the Merger may be sent; and

•	not vote his, her or its shares of FIC common stock in favor of the Merger Agreement.

In order for a FIC shareholder to exercise properly his, her or its dissenter’s rights, such shareholder must refrain from voting by proxy or in person in favor of the Merger Agreement.  A vote against the Merger, whether in person or by proxy, will not, by itself, be deemed to constitute notice of a shareholder’s intention to exercise such shareholder’s dissenter’s rights.

Dissenter’s Demand for Payment after the Meeting.  If a FIC shareholder complies with the items described above and the Merger is completed, the surviving corporation will, within ten days of the completion of the Merger, deliver or mail to such dissenter a written notice that the Merger has been completed.  The dissenter must, within ten days of the date the notice was delivered or mailed by the surviving corporation, send a written demand to the surviving corporation for payment of the fair value of his, her or its shares of FIC common stock.  Such written demand must state the number and class of the shares owned by the dissenter as of the record date and the dissenter’s estimate of the fair value of his, her or its shares.  The fair value of such dissenter’s shares of FIC common stock will be the value of the shares on the day immediately preceding the special meeting, without regard to any appreciation or depreciation in anticipation of the Merger.

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A FIC shareholder considering seeking appraisal should be aware that the fair value of his, her or its shares as determined under Texas law could be more than, the same as, or less than the merger consideration such shareholder would be entitled to receive pursuant to the Merger Agreement if such shareholder did not seek appraisal of his, her or its shares.

If a FIC shareholder fails to make such a demand within the ten day period discussed above, such shareholder will lose the right to dissent and will be bound by the terms of the Merger Agreement.  In order to preserve dissenter’s rights, a FIC shareholder must also submit his, her or its stock certificates to Mellon Investor Services LLC within 20 days of making a demand for payment of fair value with a notation on such FIC shareholder stock certificates that such demand has been made.  The failure to do so will, at the surviving corporation’s option, terminate such rights to dissent and appraisal unless a court of competent jurisdiction for good and sufficient cause shown directs otherwise.  Any demand addressed to the surviving corporation must be addressed to FIC’s Corporate Secretary at Financial Industries Corporation, 6500 River Place Boulevard, Building I, Austin, Texas 78730.

FIC’s Action upon Receipt of Demand for Payment.  Within 20 days of receiving a dissenting shareholder’s written demand for payment and estimate of the fair value of his, her or its shares of FIC common stock, the surviving corporation must mail or deliver to such shareholder a written notice that either:

•
accepts the amount declared in the written demand and agrees to pay that amount within 90 days after the effective time of the Merger and upon surrender of the certificate representing the dissenting shareholder’s shares of FIC common stock; or

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states the surviving corporation’s estimate of the fair value of the shares and offers to pay the amount of that estimate within 90 days after the effective time of the Merger and upon surrender of the certificate representing the dissenting shareholder’s shares of FIC common stock and upon receipt of notice within 60 days after the completion of the Merger that such shareholder agrees to accept such estimate.

Payment of the Fair Value of a Dissenting Shareholder’s Shares of FIC Common Stock upon Agreement of an Estimate.  If a dissenting shareholder and the surviving corporation agree upon the fair value of such shareholder’s shares of FIC common stock within 60 days after completion of the Merger, the surviving corporation will pay the amount of the agreed value to such shareholder upon receipt of his, her or its duly endorsed share certificates within 90 days of the completion of the Merger.  Upon payment of the agreed fair value, the such dissenting shareholder will cease to have any interest in such shares.

Commencement of Legal Proceedings if a Demand for Payment Remains Unsettled.  If a dissenting shareholder and the surviving corporation have not agreed upon the fair value of such shareholder’s shares of FIC common stock within the 60-day period immediately subsequent to the completion of the Merger, then either such shareholder or the surviving corporation may, within 60 days of the expiration of the 60-day period after the effective time of the Merger, file a petition in any court of competent jurisdiction in Travis County, Texas, asking for a finding and determination of the fair value of the shares.  After certain statutory requirements are met, as detailed in Article 5.12, the court will appoint one or more qualified appraisers to determine the fair value of the dissenting shareholder’s FIC shares.

Failure to follow the steps required by Articles 5.11, 5.12 and 5.13 of the TBCA for perfecting dissenter’s rights may result in the loss of dissenter’s rights, in which event a FIC shareholder will be entitled to receive the consideration with respect to his, her or its dissenting shares in accordance with the Merger Agreement.  In view of the complexity of the provisions of Articles 5.11, 5.12 and 5.13 of the TBCA, if a FIC shareholder is considering exercising his, her or its dissenter’s rights under the TBCA, such shareholder should consult his, her or its own legal advisor.

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REQUIRED REGULATORY APPROVALS

Consummation of the Merger is subject to a number of regulatory approvals that are described below. Although FIC and Americo have no reason to believe that they will not be able to obtain these regulatory approvals, they cannot predict whether the required regulatory approvals will be obtained within the time frame contemplated by the Merger Agreement, or whether these approvals will be obtained at all. FIC and Americo are not aware of any other material governmental approvals or actions that are required prior to consummation of the Merger other than those described below.

Antitrust

Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated under that legislation, FIC and Americo cannot complete the Merger until they notify and furnish information to the Federal Trade Commission and the Antitrust Division of the U.S. Department of Justice, and specified waiting period requirements have been satisfied.  FIC and Americo filed notification and report forms under the Hart-Scott-Rodino Act with the Federal Trade Commission and the Antitrust Division on February 14, 2008, and the Federal Trade Commission granted FIC's request for early termination of the waiting period on February 25, 2008.

Notwithstanding the foregoing, at any time before or after completion of the Merger, the Federal Trade Commission or the Antitrust Division could still take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin consummation of the Merger or seeking divestiture of substantial assets by FIC or Americo.  Individual states or private parties also may bring actions under the antitrust laws in certain circumstances.  Although FIC and Americo believe that the Merger is legal under the federal antitrust laws, FIC and Americo cannot provide any assurance that a challenge to the Merger on antitrust grounds will not be made or, if a challenge is made, that it will not be successful.

Insurance Regulation

Because FIC’s insurance subsidiary, Investors Life, is domiciled in the State of Texas, Americo is required to obtain the approval of the Texas Department of Insurance prior to the consummation of the Merger.  Americo filed an application for approval of its acquisition of control of FIC with the Texas Department of Insurance on March 17, 2008.

General

FIC and Americo conduct operations in a number of jurisdictions where other regulatory filings or approvals may be required or advisable in connection with the completion of the Merger.  FIC and Americo have no reason to believe that any of these requirements cannot be satisfied within the time period contemplated by the Merger Agreement.  Either or both parties may not complete some of these filings or obtain some of these approvals if, as a matter of practice, they are not required to be obtained prior to the effectiveness of the Merger.

SOURCE AND AMOUNT OF FUNDS

Merger Sub estimates that the total amount of funds required to purchase all outstanding shares of FIC common stock not owned by FIC, Americo, Merger Sub or any of their respective subsidiaries, to complete the Merger and to pay related fees and expenses will be approximately $75.8 million.  Americo will ensure that Merger Sub has sufficient funds to acquire all of the outstanding shares pursuant to the Merger.  Americo has available the necessary funds from its ongoing free cash flow and working capital to complete the Merger, and will cause Merger Sub to have sufficient funds available to complete the Merger.

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THE TRANSACTION DOCUMENTS

The Merger Agreement

The following is a summary of the material provisions of the Merger Agreement.  This summary is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference in its entirety and attached to this proxy statement as Annex A.  We urge you to read the Merger Agreement in its entirety.

Recommendation.  FIC has represented to Americo in the Merger Agreement that the Board, at a meeting duly called and held, acting unanimously, has (i) approved the Merger Agreement, and deemed the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement advisable, fair to and in the best interests of the FIC shareholders and (ii) resolved to recommend that the FIC shareholders approve the Merger Agreement and the transactions contemplated by the Merger Agreement to the extent required by applicable law.  FIC further represented that FIC’s financial advisor, KBW, has delivered to the Board a written opinion to the effect that, as of the date of the Merger Agreement, and subject to the assumptions, qualifications and limitations set forth therein, the $7.25 per share in cash to be received by the FIC shareholders pursuant to the Merger is fair, from a financial point of view, to the FIC shareholders.  See Annex B to this proxy statement.

The Merger.  The Merger Agreement provides that, at the effective time of the Merger, Merger Sub will be merged with and into FIC.  Following the Merger, the separate corporate existence of Merger Sub will cease and FIC will continue as the surviving corporation (the “Surviving Corporation”) and an indirect, wholly-owned subsidiary of Americo.  The Merger will become effective when the Certificate of Merger has been issued to FIC by the Texas Secretary of State or at such later time as will be agreed upon by Americo and FIC and specified in the Articles of Merger (the “Effective Time”).  See “—Appraisal Rights.”

Articles of Incorporation, By-Laws, Directors and Officers.  The Articles of Incorporation of FIC, as in effect immediately prior to the Effective Time, will be the Articles of Incorporation of the Surviving Corporation until such Articles of Incorporation are amended in accordance with the provisions thereof and of the TBCA.  The by-laws of Merger Sub, as in effect immediately prior to the Effective Time, will be the by-laws of the Surviving Corporation, until amended in accordance with the provisions thereof and of the TBCA.  From and after the Effective Time, the officers and directors of Merger Sub will be the officers and directors of the Surviving Corporation, in each case, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified.  On or prior to the closing of the Merger, FIC will deliver to Americo evidence satisfactory to Americo of the resignations of the directors and officers of FIC and each of its subsidiaries, such resignations to be effective as of the Effective Time.

FIC Shareholders Meeting.  FIC has agreed, pursuant to the Merger Agreement, that it will (i) take all action necessary in accordance with the TBCA and its articles of incorporation and by-laws to duly call, give notice of, convene and hold a meeting of its shareholders as promptly as reasonably practicable following the mailing of this proxy statement, but in no event later than May 31, 2008, in order for FIC’s shareholders to consider and vote upon approval of the Merger, the Merger Agreement and the transactions contemplated by the Merger Agreement and (ii) unless the Board withdraws or modifies its recommendation of the Merger and the Merger Agreement (see “—Fiduciary Right of Termination”), use all reasonable best efforts to solicit from its shareholders proxies in favor of the approval of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement.  The Merger Agreement provides that, subject to the terms of the Merger Agreement, FIC and the Board will recommend that the FIC shareholders approve the Merger Agreement, including the Merger and the transactions contemplated by the Merger Agreement and, except as expressly permitted by the Merger Agreement, will not withdraw, amend or modify in a manner adverse to Americo or Merger Sub the Board recommendation.  The Merger Agreement provides that, unless the Merger Agreement is terminated in accordance with the terms thereof, FIC (i) will submit the Merger Agreement for adoption by the FIC shareholders regardless of whether the Board has approved, endorsed or recommended an alternative transaction or has withdrawn, modified or amended its recommendation of the Merger and (ii) will not submit to the vote of the FIC shareholders any alternative transaction or enter into any agreement for an alternative transaction.

Subject to the terms of the Merger Agreement, (i) FIC may adjourn or postpone the shareholders’ meeting to a date that is not later than June 20, 2008 if, as of the time for which the meeting is originally scheduled, there are insufficient shares of FIC capital stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the meeting and (ii) Americo may require FIC to adjourn or postpone the shareholders’ meeting to a date that is not later than June 20, 2008 if, as of the time for which the meeting is originally scheduled, (i) there are insufficient shares of FIC capital stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the meeting or (ii) the aggregate number of shares of FIC capital stock held by shareholders that are entitled to and properly exercise dissenter’s rights under Article 5.12 of the TBCA exceeds 10% of the total number of shares of FIC capital stock issued and outstanding as of the record date for the shareholders’ meeting and entitled to vote on the proposed Merger at such meeting.

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Proxy Statement.  FIC has agreed, pursuant to the Merger Agreement, that it will (i) prepare and file with the SEC a proxy statement relating to the Merger Agreement (the “Proxy Statement”), (ii) use its reasonable best efforts to have the Proxy Statement cleared by the SEC as promptly as practicable after such filing and (iii) mail the Proxy Statement to FIC’s shareholders as promptly as practicable after the Proxy Statement is cleared by the SEC.

Conversion of Securities.  At the Effective Time, each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger and without any action on the part of Americo, Merger Sub or FIC, be converted into and become one fully paid, validly issued and nonassessable share of common stock, par value $0.20 per share, of the Surviving Corporation.

By virtue of the Merger and without any action on the part of the FIC shareholders, at the Effective Time, each share of FIC common stock issued and outstanding immediately prior to the Effective Time (other than (a) any shares owned by Americo, Merger Sub, FIC or any of their respective subsidiaries and (b) any shares held by a holder who properly exercises appraisal rights as described below in “—Appraisal Rights”), will be cancelled and cease to exist and will be converted into and represent the right to receive the merger consideration.

Appraisal Rights.  All shares of FIC common stock that are held by a FIC shareholder that is entitled to demand and properly demands payment of the fair value of such shares pursuant to, and that complies in all respects with, the provisions of Article 5.12 of the TBCA (the “Dissenting Shares”) will not be converted into the right to receive the merger consideration.  Instead, the holder of such Dissenting Shares will be entitled to such rights (but only such rights) as are granted by Article 5.12.  At the Effective Time, all Dissenting Shares will no longer be outstanding and automatically will be cancelled and will cease to exist and, except as otherwise provided by applicable laws, each holder of Dissenting Shares will cease to have any rights with respect to the Dissenting Shares, other than such rights as are granted by Article 5.12.  Notwithstanding the foregoing, if any such FIC shareholder (a) fails to establish entitlement to relief as a dissenting shareholder as provided in Article 5.12, (b) effectively withdraws demand for relief as a dissenting shareholder with respect to such Dissenting Shares or loses the right to relief as a dissenting shareholder and payment for such Dissenting Shares under Article 5.12, or (c) fails to file a petition with the appropriate court seeking relief as to the determination of the value of all such Dissenting Shares within the time provided in Article 5.12, such holder of shares will forfeit or, in the event a court of competent jurisdiction determines that such holder of shares is not entitled to the relief provided by Article 5.12, lose the right to relief as a dissenting shareholder with respect to such Dissenting Shares, and such Dissenting Shares shall be deemed to have been converted at the Effective Time into, and will have become, the right to receive the merger consideration without interest.  FIC will give prompt notice to Americo of any demands for appraisal of any shares and any attempted withdrawals of such demands and any other instruments served pursuant to the TBCA and received by FIC relating to shareholder dissenter’s rights, and Americo will have the opportunity to participate in and direct all negotiations and proceedings with respect to such demands.  Prior to the Effective Time, FIC will not, without the prior written consent of Americo, make any payment with respect to, or settle or offer to settle, any such demands, or agree to do any of the foregoing.  (See “The Merger—Appraisal Rights.”)

Merger Consideration Adjustment.  If, as of immediately prior to the Effective Time, the number of outstanding shares of FIC common stock (excluding any shares of FIC common stock held by subsidiaries of FIC) is greater than the sum of (A) 10,240,896 plus (B) 480,000 less the number of shares of FIC common stock subject to then outstanding Options or other equity awards that were issued and outstanding as of the date of the Merger Agreement and disclosed in the Company Disclosure Schedule to the Merger Agreement (the “Maximum Closing Number”), then, at the option of Americo, in its sole discretion, the merger consideration will be adjusted to equal to the amount obtained by multiplying the then existing Merger Consideration by a fraction, the numerator of which will be the Maximum Closing Number and the denominator of which will be the number of shares of FIC common stock outstanding immediately prior to the Effective Time (excluding any shares of FIC common stock held by subsidiaries of FIC).  In addition, if, as of immediately prior to the Effective Time, there are (A) any shares of FIC common stock subject to issuance under stock options or other equity awards that were not disclosed in the Company Disclosure Schedule to the Merger Agreement (the “Excess Equity Awards”), then, at the option of Americo, in its sole discretion, the merger consideration will be adjusted to equal the amount obtained by (x) multiplying the then existing merger consideration (after giving effect to any adjustment required by the first sentence of this paragraph) by the number of shares of FIC common stock outstanding immediately prior to the Effective Time, then (y) subtracting from such amount the aggregate of the excess of the merger consideration over the exercise or strike price of each Excess Equity Award then (z) dividing such amount by the number of shares of FIC common stock outstanding immediately prior to the Effective Time.  Notwithstanding the foregoing provisions, no adjustment to the merger consideration will be made unless the aggregate of the reductions would result in a reduction of the merger consideration by at least one cent ($0.01), in which case such adjustments will be made, with any resulting fractional cent rounded to the nearest whole cent, with one-half of a cent rounded up.  FIC does not expect any such adjustment to the merger consideration to be applicable.

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Treatment of Stock Options.  Under the Merger Agreement, holders of outstanding Options under any employee or director equity plans and/or agreements of the Company, whether vested or unvested, will be entitled to receive for each Option that is outstanding immediately prior to the Effective Time an amount in cash (subject to any applicable withholding tax) equal to the product of (x) the total number of shares of FIC common stock subject to such Option and (y) Option Consideration.

Each holder of an outstanding Option has executed an Option Cancellation Agreement pursuant to which such holder agrees to the treatment of his or its Options in accordance with the terms of the Merger Agreement.  FIC has agreed to take all actions necessary to ensure that, following the Effective Time, no person other than Americo and its subsidiaries will have any right (i) to acquire equity securities of FIC, the Surviving Corporation or their respective subsidiaries or (ii) to receive any payment or benefit in respect of any equity based compensatory award or warrant other than with respect to the payment of the Option Consideration.

Representations and Warranties.  Pursuant to the Merger Agreement, Americo and Merger Sub have made representations and warranties to FIC with respect to, among other matters, Americo’s and Merger Sub’s organization and standing, corporate power and authority, conflicts, consents and approvals, brokerage and finders’ fees, information supplied and to be supplied for inclusion in the Proxy Statement and required funds.  FIC has made representations and warranties to Americo and Merger Sub with respect to, among other matters, its organization and standing, its subsidiaries, corporate power and authority, capitalization, conflicts, consents and approvals, brokerage and finders’ fees and expenses, filings with the SEC and securities law matters, information supplied and to be supplied for inclusion in the Proxy Statement, compliance with law, litigation, the absence of certain changes (including a material adverse effect on the business of FIC), taxes, intellectual property, title to and condition of properties, employee benefit plans, contracts, labor matters, undisclosed liabilities, interested party transactions, permits and compliance, environmental matters, insurance, opinion of financial advisor, board recommendation and required vote, actions under state takeover laws, disclosure controls and procedures, statutory insurance reserves and other representations regarding its insurance business.

HSR Act Filings; Reasonable Efforts.  The Merger Agreement obligates each of Americo and FIC to use its reasonable best efforts (subject to, and in accordance with, applicable law) to take promptly, or to cause to be taken, all actions necessary, proper or advisable to consummate and make effective the Merger and the other transactions contemplated by the Merger Agreement, including (i) the obtaining of all necessary governmental consents and approvals, (ii) the obtaining of all necessary consents and approvals from third parties, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging the Merger Agreement or the consummation of the transactions contemplated thereby, (iv) the execution and delivery of any additional instruments reasonably necessary to consummate the transactions contemplated by the Merger Agreement and (v) other actions necessary to cause the conditions to closing contained in the Merger Agreement to be satisfied (see “—Conditions to Consummation of the Merger”).

The Merger Agreement obligates each of Americo and FIC to (i) promptly make its respective filings and thereafter make any other required submissions under the HSR Act, (ii) use reasonable best efforts to cooperate with each other in (x) determining whether any filings are required to be made with, or consents or approvals are required to be obtained from, any other governmental entities in connection with the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement and (y) timely making all such filings and timely seeking all such consents or approvals, (iii) use reasonable best efforts to take, or to cause to be taken, all other actions necessary, proper or advisable to consummate and make effective the Merger and the other transactions contemplated by the Merger Agreement, including taking all such further action as reasonably may be necessary to resolve such objections, if any, as the United States Federal Trade Commission, the Antitrust Division of the United States Department of Justice, other state or federal regulatory authorities or any other person may assert under applicable regulatory law with respect to the Merger and the other transactions contemplated by the Merger Agreement, and to avoid or eliminate every impediment under any law that may be asserted by any governmental entity with respect to the Merger so as to enable the closing to occur as soon as reasonably possible (and in any event no later than June 30, 2008), and (iv) subject to applicable legal limitations and the instructions of any governmental entity, keep each other apprised of the status of matters relating to the completion of the transactions contemplated by the Merger Agreement.

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Public Announcements.  The Merger Agreement provides that FIC and Americo will consult with and provide each other the opportunity to review and comment upon any press release or other public statement or comment relating to the Merger Agreement or the transactions contemplated by the Merger Agreement prior to the issuance of such press release or public statement, except as may be required by applicable law or by obligations pursuant to any listing agreement with any national securities exchange.

Indemnification; Directors’ and Officers’ Insurance.  Pursuant to the Merger Agreement, Americo has agreed that, from and after the Effective Time, to the fullest extent permitted by law, Americo will cause the Surviving Corporation to indemnify, hold harmless and advance expenses to the present and former officers and directors of FIC (the “Indemnified Parties”) in respect of acts or omissions occurring or alleged to have occurred, whether prior to or after the Effective Time.  The indemnification obligation of the Surviving Corporation is intended to benefit and may be enforced by each of the Indemnified Parties and his or her heirs and representatives. The rights of the Indemnified Parties to such indemnification are in addition to any other rights to indemnification or contribution each such Indemnified Party and his or her heirs and representatives may have.  If Americo, the Surviving Corporation or any of their respective successors or assigns experience certain changes of control, Americo is required to make proper provision so that the successors and assigns of the Surviving Corporation will assume the indemnification obligations of Americo and the Surviving Corporation under the Merger Agreement.  The Merger Agreement also provides that, prior to the Effective Time, FIC will purchase a “tail policy” of directors’ and officers’ liability insurance and fiduciary liability insurance with respect to matters arising on or before the Effective Time, which policy shall have a term of six years following the Effective Time and shall have at least the same coverage and amounts as, and contain terms and conditions that are not less advantageous in the aggregate than, the current directors’ and officers’ liability insurance and fiduciary liability insurance policies of FIC; provided, however, that FIC shall in no event pay more than $450,000 in respect of the foregoing policy, but in such case shall purchase as much coverage as reasonably practicable for such amount.

Employee Benefit Arrangements.  The Merger Agreement requires FIC to terminate, prior to the Effective Time, any employee benefit plans maintained by FIC pursuant to Section 401(k) of the Internal Revenue Code.  From and after the Effective Time, the Merger Agreement requires Americo to honor all employee benefit plans of FIC (other than any 401(k) plans) in accordance with their terms as in effect immediately before the Effective Time with respect to benefits earned or accrued immediately prior to the Effective Time.  The Merger Agreement provides that each employee of FIC and its subsidiaries as of immediately prior to the Effective Time who continues as an employee of the Surviving Corporation or one or more of its subsidiaries on the date immediately following the closing date of the Merger will continue participation in all employee benefit plans of FIC (other than any 401(k) plans) in which such employee participated immediately before the Effective Time, to the extent permitted by such plans, pursuant to the terms of such plans as they may be amended by Americo or its subsidiaries and provided such plans are not terminated by Americo or its subsidiaries.

The Merger Agreement expressly provides that nothing therein will (i) be deemed to be a guarantee of employment for any individual employed by or providing services to FIC or its subsidiaries prior to the Effective Time or to restrict the right of the Surviving Corporation to terminate any such employee or (ii) limit the right of the Surviving Corporation to amend, terminate or otherwise modify any employee benefit plan of the Surviving Corporation following the Effective Time.

Conduct of FIC’s Operations.  The Merger Agreement provides that, from the date of the Merger Agreement until the Effective Time, except as expressly contemplated or permitted by the Merger Agreement or as disclosed in the applicable section of the Company Disclosure Schedule to the Merger Agreement, FIC is obligated to, and to cause each of its subsidiaries to, (i) conduct its business in the ordinary course consistent with past practices, (ii) use reasonable best efforts to maintain and preserve intact its business organization and advantageous business relationships and to retain the services of its key officers and key employees (iii) take no action which would adversely affect or delay the ability of FIC or Americo to (A) obtain any necessary approvals of any regulatory agency or other governmental entity required for the transactions contemplated by the Merger Agreement, (B) perform its covenants and agreements under the Merger Agreement or (C) consummate the transactions contemplated by the Merger Agreement or which would otherwise delay or prohibit consummation of the Merger or other transactions contemplated by the Merger Agreement and (iv) take or refrain from taking certain specified actions.

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No Solicitation.  During the term of the Merger Agreement, FIC will, and will (A) cause its and its subsidiaries’ respective directors, officers and employees to and (B) direct its agents and representatives, including any investment bankers, attorneys or accountants retained by FIC and its subsidiaries in connection with the transactions contemplated by the Merger Agreement (such persons described in the foregoing clauses (A) and (B), collectively, “Representatives”) to, cease any discussions or negotiations with respect to a Takeover Proposal (as defined below) and to refrain from (i) soliciting or facilitating any Takeover Proposal, (ii) participating in any discussions or negotiations regarding, or furnishing any nonpublic information with respect to, any Takeover Proposal, (iii) engaging in discussions with respect to any Takeover Proposal, (iv) approving, endorsing or recommending any Takeover Proposal or (v) entering into any letter of intent, merger, acquisition or similar agreement contemplating or otherwise relating to any Takeover Proposal (other than a confidentiality agreement) (each, a “Company Acquisition Agreement”).  For purposes of the Merger Agreement, a “Takeover Proposal” means any inquiry, proposal or offer from any person (other than Americo and its subsidiaries) or “Group” (as defined under Section 13(d) of the Exchange Act) relating to any acquisition of 35% or more of FIC’s consolidated assets or capital stock or any of the outstanding equity interests in Investors Life, or any merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving FIC or Investors Life.

Notwithstanding the foregoing restrictions, the Merger Agreement provides that FIC and its Representatives are permitted to (A) have discussions with any third party who has submitted an unsolicited written bona fide Takeover Proposal in order to clarify and understand the terms and conditions of any Takeover Proposal made by such third party and to determine whether such Takeover Proposal constitutes or could reasonably be expected to lead to a Superior Proposal (as defined below) and (B) inform any person who submits a Takeover Proposal of the terms of the provisions described in this section “—No Solicitation.”  For purposes of the Merger Agreement, a “Superior Proposal” means an unsolicited, bona fide written proposal to acquire, directly or indirectly (whether by way of merger, consolidation, share exchange, business combination, recapitalization, tender or exchange offer, asset sale or otherwise), for consideration consisting of cash and/or securities, more than 50% of the equity securities of FIC or assets of FIC and its subsidiaries on a consolidated basis, made by a third party, and (A) which is on terms that the Board has in good faith concluded (following consultation with and the receipt of advice from its outside legal counsel and its financial adviser), taking into account, among other things, all legal, financial, regulatory and other aspects of the offer, the person, entity or Group making the offer, the source of financing and any break-up fee payable pursuant to the Merger Agreement, to be more favorable, from a financial point of view, to FIC’s shareholders (in their capacities as shareholders) than the terms of the Merger and is reasonably capable of being consummated without undue delay on the terms proposed and (B) for which financing, to the extent required, is then committed or which, in the good faith reasonable judgment of the Board, following consultation with and the receipt of advice from FIC’s financial advisor, is reasonably capable of being financed by such third party.

In the event that, prior to the approval of the Merger by the shareholders of FIC, FIC receives an unsolicited, bona fide written Takeover Proposal that its Board (or a special committee thereof) has in good faith concluded (following consultation with and the receipt of advice from its outside legal counsel and its financial advisor) is, or is reasonably likely to result in, a Superior Offer, FIC may then take the following actions (prior to, but not after, the approval of the Merger by the shareholders of FIC) if the Board, after consultation with and the receipt of advice from its outside legal counsel, determines in good faith that such actions are required by the Board to comply with its fiduciary duties imposed by applicable law: (i) furnish nonpublic information to the third party making such Takeover Proposal, provided that (A) FIC receives from the third party an executed confidentiality agreement containing customary limitations on the use and disclosure of all nonpublic written and oral information furnished to such third party on its behalf, the terms of which are at least as restrictive as the terms (including the standstill terms regarding limitations on actions, transactions and proposals with respect to FIC and its securities) contained in the Confidentiality Agreement between FIC and Americo and (B) contemporaneously with furnishing any nonpublic information to such third party, it furnishes such nonpublic information to Americo (to the extent such nonpublic information has not been previously so furnished); and (ii) engage in discussions with the third party with respect to the Takeover Proposal, provided that concurrently with engaging in discussions with such third party, it gives Americo written notice of its intention to engage in discussions with such third party.

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Fiduciary Right of Termination.  The Merger Agreement provides that, (x) the Board may, prior to the approval of the Merger by the shareholders of FIC, withdraw or modify its recommendation of the Merger Agreement, or recommend a Takeover Proposal, if after consultation with and the receipt of advice from its outside legal counsel the Board determines in good faith that such action is required in order for the Board to comply with its fiduciary duties under applicable law, and (y) if the Board receives a Takeover Proposal that the Board determines constitutes a Superior Proposal, FIC or its subsidiaries may enter into a Company Acquisition Agreement with respect to such Superior Proposal if all of the following conditions in clauses (i) through (v) are met: (i) a Superior Proposal must have been made and not withdrawn; (ii) FIC must have (A) provided to Americo written notice (a “Notice of Superior Proposal”) which states expressly (1) that FIC has received a Superior Proposal, (2) the material terms and conditions of the Superior Proposal (and includes the most current version of any definitive agreement proposed to be entered into in connection therewith) and the identity of the person, entity or Group making the Superior Proposal, and (3) that the Board intends to withdraw or otherwise change its recommendation of the Merger Agreement and the manner in which it intends to do so, and (B) made available to Americo all materials and information made available to the person, entity or Group making the Superior Proposal in connection with such Superior Proposal that were not previously made available to Americo; (iii) at least five business days must have elapsed since FIC provided the Notice of Superior Proposal to Americo and Americo must not have made an offer that the Board concludes in good faith (following consultation with and receipt of advice from its financial advisor and outside legal counsel) is at least as favorable, from a financial point of view, to FIC’s shareholders as such Superior Proposal (it being understood and agreed that any amendment to the price or any other material term of a Superior Proposal (such amended Superior Proposal, a “Modified Superior Proposal”) will require a new Notice of Superior Proposal to Americo and a new five Business Day period with respect to such Modified Superior Proposal); (iv) FIC must not have breached the provisions of the Merger Agreement relating to Takeover Proposals; and (v) FIC concurrently with entering into such Company Acquisition Agreement must terminate the Merger Agreement and pay the Termination Fee (see “—Effect of Termination”).

Investigation.  The Merger Agreement provides that FIC will (i) provide to Americo, its counsel, financial advisors, auditors and other authorized representatives reasonable access during normal business hours to the offices, properties, books and records of FIC and its subsidiaries, (ii) furnish to Americo, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as such persons may reasonably request and (iii) instruct the employees, counsel, financial advisors, auditors and other authorized representatives of FIC and its subsidiaries to cooperate with Americo in its investigation of FIC and its subsidiaries, as the case may be.  Americo is required to keep any information so obtained confidential pursuant to the terms of its confidentiality agreement with FIC.

Notification of Certain Matters.  FIC and Americo each agree to give prompt notice to the other party of (a) any notice or other communication received from any governmental entity in connection with the Merger or the other transactions contemplated by the Merger Agreement or from any person alleging that the consent of such person is or may be required in connection with the Merger or the other transactions contemplated by the Merger Agreement, (b) any actions, suits, claims, investigations or proceedings commenced or, to such party’s knowledge, threatened against such party, relating to or involving or otherwise affecting such party or any of its subsidiaries and which relate to the Merger or the other transactions contemplated by the Merger Agreement, (c) the discovery of any fact or circumstance that would cause any representation or warranty made by such party contained in the Merger Agreement to be untrue and (d) any material failure of such party to comply with or satisfy any covenant or agreement to be complied with or satisfied by it pursuant to the Merger Agreement.  FIC agrees to notify Americo, on a current basis, of any events or changes with respect to any criminal or regulatory investigation or action involving FIC or any of its affiliates, and to reasonably cooperate with Americo or its affiliates in efforts to mitigate any adverse consequences to Americo or its affiliates which may arise (including by coordinating and providing assistance in meeting with regulators).

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Disposition of Certain Securities.  The Merger Agreement provides that, if requested by Americo, FIC will cause Investors Life to dispose of up to an aggregate of $40 million of bonds held by Investors Life.

Director Stock Plan.  The Merger Agreement requires FIC to take such actions as may be necessary and appropriate to suspend the ability of participants in the Financial Industries Corporation Stock Plan for Non-Employee Directors to make elections to receive common stock of FIC in lieu of fees between the date of the Merger Agreement and the closing date of the Merger.

ILCO Investment Plan.  The Merger Agreement requires FIC to take such actions as may be necessary and appropriate to cause each participant and beneficiary in the Intercontinental Life Corporation Employees’ 401(k) Savings & Investment Plan whose plan account holds shares of FIC common stock to be given the opportunity, in accordance with the provisions of the plan, to direct the trustee of the plan as to the manner in which the FIC common stock which is entitled to vote and which is allocated to the plan account of such participant or beneficiary is to be voted with respect to the Merger.

Conditions to Consummation of the Merger.  Pursuant to the Merger Agreement, the respective obligations of Americo, Merger Sub and FIC to consummate the Merger are subject to the satisfaction of each of the following conditions:

•	the approval of the Merger by the shareholders of FIC must have been obtained in accordance with the provisions of the TBCA;

•	the approval of the Merger by the Texas Department of Insurance must have been obtained;

•
no restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger and/or the other transactions contemplated by the Merger Agreement can be in effect; and

•	any applicable waiting period under the HSR Act must have expired or been earlier terminated.

The obligation of FIC to consummate the Merger is further subject to the satisfaction of each of the following conditions:

•
the representations and warranties of Americo in the Merger Agreement must be true and correct, except where the failure of such representations or warranties to be true and correct would not, individually or in the aggregate, prevent or materially delay or materially impair the ability of Americo or Merger Sub to consummate the Merger and the other transactions contemplated by the Merger Agreement; and

•
Americo must have in all material respects performed all obligations and complied with all covenants required by the Merger Agreement to be performed or complied with by it prior to the Effective Time.

The obligations of Americo and Merger Sub to consummate the Merger are further subject to the satisfaction of each of the following conditions:

•
the representations and warranties of FIC in the Merger Agreement must be true and correct, except where the failure of such representations or warranties to be true and correct would not have, individually or in the aggregate, a material adverse effect on the business of FIC and its subsidiaries, taken as a whole;

•	FIC must have in all material respects performed all obligations and complied with all covenants required by the Merger Agreement to be performed or complied with by it prior to the Effective Time;

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•	no material adverse effect on the business of FIC and its subsidiaries, taken as a whole, can have occurred since September 30, 2007;

•
there must not be pending or threatened any material suit, action, proceeding or investigation which would reasonably be expected to result in a material adverse effect on the business of FIC and its subsidiaries, taken as a whole;

•	the Option Cancellation Agreements must be in full force and effect;

•
the number of shares of capital stock of FIC outstanding immediately prior to the Effective Time must not exceed by more than 1,000,000 the number of shares of capital stock of FIC outstanding on the date of the Merger Agreement (as represented by FIC in the Merger Agreement), and there must not be outstanding any equity awards in respect of shares of capital stock of FIC that were not disclosed by FIC in the Merger Agreement and for which the aggregate payment obligation under the Merger Agreement would exceed $100,000;

•
as of the end of FIC’s most recent fiscal quarter or fiscal year, as applicable, for which financial statements have been filed with the SEC, (i) the shareholders’ equity of FIC as determined in accordance with GAAP applied on a basis consistent with the preparation of the unaudited financial statements included in FIC’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2007 must not be less than $67,758,960 (exclusive of other comprehensive income or loss) and (ii) the capital and surplus of Investors Life, as determined in accordance with SAP applied on a basis consistent with the quarterly statement of Investors Life for the fiscal quarter ended September 30, 2007 filed with or submitted to the insurance regulatory authority in the State of Texas must not be less than $41,301,103;

•	FIC must have terminated, or caused its applicable subsidiaries to terminate, certain marketing and administration agreements; and

•
the engagement letter dated February 1, 2007, between the Company and DLB Capital Fund FNIN, LLC (the “DLB Agreement”), must have been terminated or expired accordance with its terms no later than January 31, 2008, without any further liability or obligation of FIC or its subsidiaries thereunder.

Termination.  The Merger Agreement may be terminated and the Merger may be abandoned (notwithstanding any approval of the Merger Agreement by the FIC shareholders):

(i)	by the mutual written consent of FIC and Americo;

(ii)
by either FIC or Americo, if the Effective Time has not occurred on or before June 30, 2008 (the “End Date”), provided that the party seeking to terminate the Merger Agreement shall not have breached its obligations under the Merger Agreement in any manner that proximately caused the failure to consummate the Merger on or before the End Date;

(iii)
by either FIC or Americo, if a final, non-appealable injunction, other legal restraint or order shall have been entered permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger; provided, however, that the party seeking to terminate the Merger Agreement has used all reasonable best efforts to remove such injunction or other legal restraint or order;

(iv)
by either FIC or Americo, if (A) a duly held meeting of FIC’s shareholders to vote on the Merger (including any adjournments thereof) has concluded and the approval of the Merger has not been obtained by reason of the failure to obtain the required vote or (B) at a duly held meeting of FIC’s shareholders, no vote shall have been taken in respect of the Merger; provided, however, that this right to terminate the Merger Agreement shall not be available to FIC if FIC’s failure to fulfill any covenant or agreement under the Merger Agreement was the cause of or resulted in the failure to obtain the shareholder approval of the Merger;

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(v)
by FIC, if Americo has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the Merger Agreement, which breach or failure to perform (A) would result in a failure of a condition to FIC’s obligation to consummate the Merger and (B) cannot be cured by the End Date; provided that FIC is not then in material breach of the Merger Agreement so as to cause any of the conditions to Americo’s and Merger Sub’s obligation to consummate the Merger not to be satisfied;

(vi)
by FIC, if prior to the approval of the Merger by the FIC shareholders, FIC enters into a definitive Company Acquisition Agreement with respect to a Superior Proposal in accordance with the terms of the Merger Agreement described in “—Fiduciary Right of Termination” and pays Americo the Termination Fee concurrently with delivery of notice of termination;

(vii)
by Americo, if FIC has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the Merger Agreement, which breach or failure to perform (A) would result in a failure of a condition to Americo’s obligation to consummate the Merger and (B) cannot be cured by the End Date; provided that Americo is not then in material breach of the Merger Agreement so as to cause any of the conditions to FIC’s obligation to consummate the Merger not to be satisfied;

(viii)	by Americo, if after the date of the Merger Agreement there has been a material adverse effect on the business of FIC and its subsidiaries, taken as a whole; or

(ix)
by Americo, in the event that the Board withdraws, fails to reaffirm or include in the Proxy Statement or changes adversely to Americo its recommendation of the Merger, or approves, endorses or recommends any Takeover Proposal other than the Merger.

Effect of Termination.  In the event of the termination of the Merger Agreement in accordance with its terms, the Merger Agreement will become void and have no effect, without any liability on the part of any party to the Merger Agreement, other than certain specified provisions described below, which provisions will survive any such termination; provided, that, subject to certain exceptions, no party will be relieved from liability for a willful breach of any provision of the Merger Agreement.

FIC will pay to Americo a fee equal to $2,500,000 (the “Termination Fee”) if (i) the Merger Agreement is terminated pursuant to clause (vi) described under “—Termination”; (ii) the Merger Agreement is terminated pursuant to clause (ix) described under “—Termination” and, at the time of the event giving rise to such termination right, a third party has not made or otherwise publicly announced or communicated to the Board or shareholders a Takeover Proposal; or (iii)(A) a third party makes or otherwise publicly announces or communicates to the Board or shareholders a Takeover Proposal, (B) the Merger Agreement is thereafter terminated pursuant to clause (ii), (iv) or (ix) described under “—Termination,” and (C) within 12 months of the date of such termination FIC consummates a Takeover Proposal.

In the event that the Merger Agreement is terminated pursuant to clause (ii) described under “—Termination” (and at the time of termination a third party had made or otherwise publicly announced or communicated to the Board or shareholders a Takeover Proposal) or clause (iv), (vi) or (ix) described under “—Termination,” FIC will reimburse Americo and its affiliates for all reasonable out of pocket fees, costs and expenses incurred by any of them in connection with their due diligence efforts, the negotiation of the Merger Agreement and the preparation for consummation of the transactions contemplated by the Merger Agreement, including, without limitation, (i) fees, costs and expenses of accountants, counsel, financial advisors and other similar advisors and (ii) fees paid to any governmental entity (collectively, “Expenses”); provided however, the amount of such reimbursement shall not exceed $500,000.

If the Merger Agreement is terminated by FIC pursuant to clause (ii) or (v) described under “—Termination” and, in the case of clause (ii), the Effective Time shall not have occurred solely as a result of Americo’s or Merger’s Sub’s failure to effect the Merger in breach of the Merger Agreement, then Americo will pay to FIC, as liquidated damages and as FIC’s sole recourse against Americo and Merger Sub, a fee equal to $2,500,000 and will reimburse FIC and its affiliates for all Expenses; provided, however, the amount of such reimbursement shall not exceed $500,000.

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Amendments; Waivers; Extensions.  At any time prior to the Effective Time, any provision of the Merger Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by FIC and Americo, or in the case of a waiver, by the party against whom the waiver is to be effective; provided, however, that after the approval of the Merger by the shareholders of FIC, if any such amendment or wavier requires further approval of the shareholders of FIC, the effectiveness of such amendment or waiver shall be subject to the approval of the shareholders of FIC.  At any time prior to the Effective Time, Americo and FIC, by action taken or authorized by their respective boards of directors, may, to the extent legally allowed, extend the time for the performance of any of the obligations or other acts of the other parties to the Merger Agreement by setting forth such extension in a written instrument signed on behalf of such party.

Expenses.  Except as described in “—Effect of Termination,” whether or not the Merger is consummated, all costs and expenses incurred in connection with the Merger, the Merger Agreement and the transactions contemplated thereby shall be paid by the party incurring or required to incur such expenses.

The Voting Agreements

The following summary description of the Voting Agreements (as defined below) is qualified in its entirety by reference to the Voting Agreements, the form of which is attached as Annex D to this Proxy Statement.

On January 14, 2008, contemporaneously with the execution of, and in order to induce Americo and Merger Sub to enter into, the Merger Agreement, each of the members of the Board and each of FIC’s named executive officers who owns shares of FIC common stock (the “Director and Officer Shareholders”) entered into Voting Agreements (the “Voting Agreements”) with Americo and FIC.  The Voting Agreements provide, among other things, that until the Expiration Date (as defined below), at every meeting of shareholders of FIC, however called, at every adjournment or postponement thereof, and on every action or approval by written consent of shareholders of FIC with respect to any of the following, the Director and Officer Shareholders shall vote all of their respective shares of FIC common stock or cause such shares to be voted:

(i)           in favor of (A) the approval of the Merger and the Merger Agreement, including all actions and transactions contemplated by the Merger Agreement and (B) any other actions presented to holders of shares of capital stock of FIC in furtherance of the Merger Agreement, the Merger and the other actions and transaction contemplated by the Merger Agreement;

(ii)          against approval of any proposal made in opposition to, or in competition with, the Merger Agreement or consummation of the Merger and the other transactions contemplated by the Merger Agreement; and

(iii)         except as otherwise agreed to in writing in advance by Americo, against any action that is intended, or could reasonably be expected, in any manner to impede, frustrate, prevent, nullify, interfere with, delay, postpone, discourage or otherwise adversely affect the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement, in accordance with the terms thereof, including without limitation, any action which could result in a breach in any respect of any covenant, representation or warranty or other obligation or agreement of FIC under the Merger Agreement or the Voting Agreement.

The Director and Officer Shareholders agree that, at all times during the period beginning on the date of the Voting Agreements and ending on the Expiration Date, the Director and Officer Shareholders will not assign, sell, transfer, tender, pledge, hypothecate, place in voting trust, enter into a hedging or other derivative transaction with respect to or otherwise dispose of (collectively, “Transfer”), or cause or permit any Transfer of, any shares of FIC common stock or options to acquire shares of FIC common stock held by such Director and Officer Shareholders, nor make any agreement relating thereto, in each case, without the prior written consent of Americo.  The Director and Officer Shareholders agree that any Transfer in violation of the Voting Agreement will be void ab initio and of no force or effect.  The Director and Officer Shareholders agree not to request that FIC register the Transfer (book entry or otherwise) of any certificate or uncertified interest representing any of its shares of FIC common stock, unless such Transfer is made in compliance with the Voting Agreement.  The Director and Officer Shareholders agree to notify Americo promptly, but in no event later than two business days, of the number of any shares of FIC common stock or options to acquire shares of FIC common stock acquired by the Director and Officer Shareholders after the date of the Voting Agreements.

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The Director and Officer Shareholders further agree that, during the period from the date of the Voting Agreements through and including the Expiration Date, the Director and Officer Shareholders will not deposit (or cause or permit the deposit of) any shares of FIC common stock or options to acquire shares of FIC common stock in a voting trust or grant (or cause or permit the grant of) any proxy or enter into (or cause or permit the entry into) any voting agreement or similar agreement with respect to any of their shares of FIC common stock or options to acquire shares of FIC common stock other than as contemplated by the Voting Agreement and the Merger Agreement.

The term of each Voting Agreement commences on January 14, 2008 and terminates on the earlier to occur of (i) the Effective Time of the Merger and (ii) the valid termination of the Merger Agreement pursuant to the terms thereof (the “Expiration Date”).

As of January 14, 2008, the Director and Officer Shareholders beneficially owned an aggregate of 653,225 shares of FIC common stock or 6.38% of the outstanding shares of FIC common stock as of such date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Under rules issued by the SEC, a beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security or has the right to obtain such voting power and/or investment power within 60 days.  Shares subject to options and warrants held by that person that are currently exercisable or will become exercisable within 60 days are deemed outstanding, while these shares are not deemed outstanding for computing the percentage ownership of any other person.  Except as otherwise noted, each beneficial owner identified in the tables below has sole voting power and investment power with respect to the shares beneficially owned by such person.

Security Ownership of Certain Beneficial Owners

The following table sets forth information, as of March 24, 2008, with respect to each person who is known by the management of FIC to be the beneficial owner of more than 5% of the FIC common stock:

Name and Address of Beneficial Owner	Number of Shares Owned		Percent of Class
Roy F. and Joann Cole Mitte Foundation 6836 Bee Caves Road, Suite 262 Austin, Texas 78746	968,804	(1)	9.46%
Investors Life Insurance Company of North America 6500 River Place Blvd., Building One Austin, Texas 78730	1,427,073	(2)	12.23%
Fidelity Management and Research Company 82 Devonshire Street Boston, Massachusetts 02109	1,294,465	(3)	12.64%
Financial & Investment Management Group, Ltd. 111 Cass Street Traverse City, Michigan 49684	944,466	(4)	9.22%
R. Keith Long, Otter Creek Partners I, L.P. and Otter Creek International, Ltd. 222 Lakeview Avenue, Suite 1130 West Palm Beach, Florida 33401	592,374	(5)	5.78%
_________________________

(1) Based on information reported on a Schedule 13G filed by the Roy F. and Joann Cole Mitte Foundation on February 4, 2005, and based on information known to the Company.  According to the 13G filing, the Foundation is a not-for-profit corporation organized under the laws of the State of Texas, and exempt from federal income tax under Section 501(a) of the Internal Revenue Code of 1986, as amended, as an organization described in Section 501(c)(3).  The Schedule 13G filed on February 4, 2005 states that Roy F. Mitte had the shared power to vote or direct the vote of, and to dispose or direct the disposition of, the shares held by the Foundation.  However, Mr. Mitte died on January 27, 2007, and the Foundation has not yet filed an amendment to its Schedule 13G to update such information.

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(2) All shares are held as treasury shares.  For purposes of determining the ownership percentage, such shares are assumed to be outstanding.  These shares may not be voted and are not included in determining the percentage of shares voting in favor of a matter.

(3) As reported to the Company on a Schedule 13G/A filed on February 14, 2007, by FMR Corporation, the parent company of Fidelity Management & Research Company (“Fidelity”).  According to such Schedule 13G/A, Fidelity is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 1,294,465 shares or 13.116% of FIC’s outstanding common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.  The ownership of one investment company, Fidelity Low Priced Stock Fund, amounted to 1,294,465 shares or 13.116% of FIC’s outstanding common stock outstanding.  This percentage is as of the Schedule 13G/A filing date of February 14, 2007. Neither FMR Corp. nor the Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees.

(4) Based on information reported on a Schedule 13G filed by Financial & Investment Management Group, Ltd on January 29, 2008.  According to the 13G filing, Financial & Investment Management Group, Ltd is a registered investment advisor managing individual client accounts.  All shares represented in the 13G are held in accounts owned by the clients of Financial & Investment Management Group, Ltd and Financial & Investment Management Group, Ltd disclaims beneficial ownership of the shares.

(5) Based on information reported on a Schedule 13D filed jointly by R. Keith Long, Otter Creek Partners I, L.P., a Delaware limited partnership (“OCP”), and Otter Creek International, Ltd., a British Virgin Islands international business company (“OCI”), on January 3, 2008.  According to the 13D filing, R. Keith Long holds 17,937 shares, OCP holds 217,845 shares, and OCI holds 356,592 shares.  Otter Creek Management Inc., a Delaware corporation (“OCM”), is the sole general partner of OCP and investment advisor of OCP and OCI.  Mr. Long is the sole director and sole shareholder of OCM.  Mr. Long and Joseph W. O’Neill, Jr. are the executive officers of OCM.  Mr. Long and Oskar P. Lewnowski are the directors of OCI.  Mr. Lewnowski is a principal of Olympia Capital International, Inc.  R. Keith Long disclaims beneficial ownership of the shares of Common Stock held by OCP and OCI, except to the extent of his pecuniary interest therein.

Security Ownership of Management

The following table sets forth certain information, as of March 24, 2008, with respect to FIC common stock (including shares of FIC common stock issuable upon the exercise of outstanding options the vesting of which will accelerate at the Effective Time) beneficially owned by each director of FIC, each of the named executive officers of FIC and all directors and named executive officers as a group:

Name and Address of Beneficial Owner	Number of Shares Owned		Percent of Class
Directors:
R. Keith Long	592,374	(1)	5.78%
John D. Barnett	8,391		*
Patrick E. Falconio	12,009		*
Richard H. Gudeman	7,057		*
Robert A. Nikels	6,270		*
Lonnie L. Steffen	8,718		*
Kenneth J. Shifrin	8,718	(2)	*
Eugene J. Woznicki	8,644		*

Named Executive Officers:
William B. Prouty	0		*
Vincent L. Kasch	737	(3)	*
Michael P. Hydanus	307	(3)	*

All Directors and Named Executive Officers as a Group (11 Persons)	653,225		6.38%
_________________________

* Less than 1%.

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The business address of each officer and director is c/o Financial Industries Corporation, 6500 River Place Blvd., Building I, Austin, Texas 78730.

(1) Includes 17,937 shares held directly, 356,592 shares held by Otter Creek International, Ltd. (“OCI”) and 217,845 shares held by Otter Creek Partners I, L.P. (“OCP”).  Mr. Long is the sole director and sole shareholder of Otter Creek Management Inc., which serves as the sole general partner of OCP and the investment advisor of OCP and OCI.

(2) Does not include 385,000 shares held by American Physicians Service Group, Inc., of which Mr. Shifrin is CEO and Chairman.  Mr. Shifrin disclaims beneficial ownership of such shares.

(3) Owned in 401(k) plan account, subject to vesting, as a result of employer matching contribution program.

MARKET PRICE OF FIC COMMON STOCK AND DIVIDEND INFORMATION

FIC’s common stock began trading on the Nasdaq National Market in January 2001 under the symbol “FNIN.”  Effective July 1, 2004, following the delisting of FIC’s common stock from trading on the Nasdaq National Market, quotations for FIC’s common stock have been available on the National Quotation Bureau’s Pink Sheet quotation service under the symbol FNIN.PK.  The following table sets forth the high and low sales prices of FIC’s common stock as quoted by the National Quotation Bureau’s Pink sheet quotation service.  At March 24, 2008, there were approximately 16,647 record holders of FIC’s common stock.

	High	Low
2006:
First Quarter	$8.70	$8.00
Second Quarter	$9.00	$8.00
Third Quarter	$8.90	$8.30
Fourth Quarter	$8.50	$7.30
2007:
First Quarter	$7.50	$6.40
Second Quarter	$6.85	$5.87
Third Quarter	$6.15	$5.60
Fourth Quarter	$5.90	$5.00
2008:
First Quarter (through March 24, 2008)	$7.00	$5.50

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On January 11, 2007, the last full trading day prior to the public announcement of the Merger Agreement, the closing price of FIC’s common stock was $5.55 per share.  FIC encourages its shareholders to obtain current market quotations for FIC’s common stock.

FIC has not declared or paid dividends on its common stock since 2003.  Under FIC’s dividend policy, the payment of dividends is subject to the discretion of the Board of Directors, and will depend on, among other things, the financial condition of the Company, results of operations, capital and cash requirements, future prospects, regulatory restrictions on the payment of dividends, as well as other factors deemed to be relevant by the Board of Directors.

DEREGISTRATION OF FIC COMMON STOCK

Upon completion of the Merger, FIC common stock will no longer be traded on the Pink Sheets and will no longer be registered under the Securities and Exchange Act of 1934, as amended.

FUTURE SHAREHOLDER MEETINGS

If the Merger is completed, FIC will have no public shareholders and no public participation in any of our future shareholder meetings.  FIC intends to hold an annual meeting of shareholders in 2008 only if the Merger is not completed.

WHERE YOU CAN FIND MORE INFORMATION

FIC files annual, quarterly and current reports, proxy statements and other information with the SEC.  You may read and copy any reports, statements or other information filed by FIC at the SEC’s Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room.

The SEC maintains a website that contains reports, proxy statements and other information, including those filed by FIC, at http://www.sec.gov.  You may also access SEC filings and obtain other information about FIC through its website at http://www.ficgroup.com.  The information contained in this website is not incorporated by reference into this proxy statement.

You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates, or from commercial document retrieval services.  In addition, you may obtain copies of this information, without charge, by requesting them in writing, by telephone or by e-mail from FIC at the following address:

Financial Industries Corporation
Investor Relations
6500 River Place Boulevard, Building I
Austin, Texas 78730
Telephone: (512) 404-5550
Email:  ir@ficgroup.com

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Neither Americo nor FIC has authorized anyone to give any information or make any representation about the Merger that is different from, or in addition to, that contained in this proxy statement or in any of the materials that are incorporated by reference into this proxy statement.  Therefore, if anyone does give you information of this sort, you should not rely on it.  The information contained in this proxy statement speaks only as of the date of this document unless the information specifically indicates that another date applies.

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PROXY

FINANCIAL INDUSTRIES CORPORATION

Special Meeting of Shareholders

May 15, 2008

This proxy is solicited by the Board of Directors for use at the Special Meeting on May 15, 2008.

R. Keith Long and William B. Prouty, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, as directed on the reverse side of this proxy, with all the powers that the undersigned would possess if personally present at the Special Meeting of Shareholders of Financial Industries Corporation to be held on May 15, 2008, or at any postponements or adjournments thereof, and in their discretion to vote and act upon any other matters as may properly come before said meeting and any adjournments thereof.

If no choice is specified, the proxy will be voted “FOR” the Merger.

By signing the proxy, you revoke all prior proxies and appoint R. Keith Long and William B. Prouty, or either of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may properly come before the Special Meeting and all adjournments.

Continued on reverse side

The Board of Directors recommends a vote “FOR” the Merger.

Please date, sign and return in the enclosed postage paid envelope.

Approval of the Agreement and Plan of Merger, dated January 14, 2008, as amended, between Americo Life, Inc. and Financial Industries Corporation.

☐ For	☐ Against	☐ Abstain

Dated:	, 2008
Signature(s):

Please sign exactly as your name(s) appear on the proxy.  If held in joint tenancy, all persons must sign.  Trustees, administrators, etc. should include title and authority.  Corporations should provide full name of corporation and title of authorized officer signing the proxy.

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If you vote your proxy by Internet or telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Annex A

Agreement And Plan Of Merger

between

AMERICO LIFE, INC.

and

FINANCIAL INDUSTRIES CORPORATION

Dated as of January 14, 2008

(continued)

i

(continued)

(continued)

(continued)

AGREEMENT AND PLAN OF MERGER, dated as of January 14, 2008 (this “Agreement”), among Americo Life, Inc., a Missouri corporation (“Parent”), and Financial Industries Corporation, a Texas corporation (the “Company”).

W I T N E S S E T H :

WHEREAS, the parties intend that a direct, wholly-owned subsidiary of Parent to be formed as a Texas corporation after the date hereof (“Merger Sub”) be merged with and into the Company, with the Company surviving that merger on the terms and subject to the conditions set forth in this Agreement (the “Merger”);

WHEREAS, the Board of Directors of the Company, has unanimously (i) determined that it is in the best interests of the Company and its shareholders, and declared it advisable, to enter into this Agreement, (ii) approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger, and (iii) resolved to recommend adoption of this Agreement by the shareholders of the Company;

WHEREAS, the Board of Directors of Parent has unanimously approved this Agreement and declared it advisable for Parent to enter into this Agreement;

WHEREAS, Parent and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and the transactions contemplated by this Agreement and also to prescribe certain conditions to the Merger as specified herein; and

WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and an inducement to Parent’s entering into this Agreement and incurring the obligations set forth herein, each of the shareholders set forth on Schedule A hereto is entering into a separate Stock Voting Agreement with Parent and the Company (collectively, the “Stock Voting Agreements”), pursuant to which each such shareholder has agreed to, among other things, vote his shares of Company Common Stock (as defined herein) in favor of this Agreement and the Merger;

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, Parent and the Company hereby agree as follows:

ARTICLE I

THE MERGER

Section 1.1  The Merger.  At the Effective Time (as hereinafter defined), upon the terms and subject to the conditions set forth in this Agreement and in accordance with the applicable provisions of the Texas Business Corporation Act (the “TBCA”), Merger Sub shall be merged with and into the Company, whereupon the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving company in the Merger (the “Surviving Corporation”) and a direct wholly owned subsidiary of Parent.

Section 1.2  Closing.  The closing of the Merger (the “Closing”) shall take place at the offices of Locke Lord Bissell & Liddell LLP, 2200 Ross Avenue, Suite 2200, Dallas, Texas 75201 at 10:00 a.m., local time, on a date to be specified by the parties (the “Closing Date”) which shall be no later than the fifth Business Day after the satisfaction or waiver (to the extent permitted by applicable Law (as hereinafter defined)) of the conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), or at such other place, date and time as the Company and Parent may agree in writing.

Section 1.3  Effective Time.  On the Closing Date, the Company shall cause the Merger to be consummated by executing and filing articles of merger (the “Articles of Merger”) with the Secretary of State of the State of Texas in accordance with Article 5.04 of the TBCA.  The Merger shall become effective at such time as the Articles of Merger are duly filed with the Secretary of State of the State of Texas and a certificate of merger is issued by the Secretary of State of the State of Texas, or at such later date or time as may be agreed by Parent and the Company in writing and specified in the Articles of Merger in accordance with the TBCA (such time as the Merger becomes effective is referred to herein as the “Effective Time”).

Section 1.4  Effects of the Merger.  The Merger shall have the effects set forth in this Agreement and the applicable provisions of the TBCA.

Section 1.5  Articles of Incorporation and By-laws of the Surviving Corporation.

(a)           The articles of incorporation of the Company, as in effect immediately prior to the Effective Time, shall be the articles of incorporation of the Surviving Corporation until thereafter amended in accordance with the provisions thereof, hereof and applicable Law, in each case consistent with the obligations set forth in Section 5.9.

(b)           The by-laws of Merger Sub as in effect immediately prior to the Effective Time, shall be the by-laws of the Surviving Corporation until thereafter amended in accordance with the provisions thereof, hereof and applicable Law, in each case consistent with the obligations set forth in Section 5.9.

Section 1.6  Directors.  Subject to applicable Law, the directors of Merger Sub immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.

Section 1.7  Officers.  The officers of Merger Sub immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.

ARTICLE II

CONVERSION OF SHARES; EXCHANGE OF CERTIFICATES

Section 2.1  Effect on Capital Stock.  At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Merger Sub or the holders of any securities of the Company or Merger Sub:

(a)           Conversion of Company Common Stock.  Subject to Sections 2.1(b), 2.1(d) and 2.1(e), each issued and outstanding share of common stock, par value $0.20 per share, of the Company outstanding immediately prior to the Effective Time (such shares, collectively, “Company Common Stock,” and each, a “Share”), other than any Shares held by any direct or indirect wholly-owned subsidiary of the Company, which Shares shall remain outstanding except that the number of such Shares shall be appropriately adjusted in the Merger (the “Remaining Shares”), any Cancelled Shares (as defined, and to the extent provided in, Section 2.1(b)) and any Dissenting Shares (as defined, and to the extent provided in, Section 2.1(e)) shall thereupon be converted automatically into and shall thereafter represent the right to receive $7.25 in cash (the “Merger Consideration”).  All Shares that have been converted into the right to receive the Merger Consideration as provided in this Section 2.1 shall be automatically cancelled and shall cease to exist, and the holders of certificates which immediately prior to the Effective Time represented such Shares shall cease to have any rights with respect to such Shares other than the right to receive the Merger Consideration.

(b)           Parent and Merger Sub-Owned Shares; Treasury Shares.  Each Share that is owned, directly or indirectly, by Parent or Merger Sub immediately prior to the Effective Time or held by the Company immediately prior to the Effective Time (in each case, other than any such Shares held on behalf of third parties) (the “Cancelled Shares”) shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and retired and shall cease to exist, and no consideration shall be delivered in exchange for such cancellation and retirement.

(c)           Conversion of Merger Sub Common Stock.  At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation and shall with the Remaining Shares constitute the only outstanding shares of capital stock of the Surviving Corporation.  From and after the Effective Time, all certificates representing the common stock of Merger Sub shall be deemed for all purposes to represent the number of shares of common stock of the Surviving Corporation into which they were converted in accordance with the immediately preceding sentence.

(d)           Adjustments.  If at any time during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of capital stock of the Company, or securities convertible or exchangeable into or exercisable for shares of capital stock, shall occur as a result of any reclassification, recapitalization, stock split (including a reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend or stock distribution with a record date during such period, merger, issuer tender or exchange offer, or other similar transaction, the Merger Consideration shall be equitably adjusted to reflect such change; provided that nothing herein shall be construed to permit the Company to take any action with respect to its securities that is prohibited or not expressly permitted by the terms of this Agreement.

(e)           Dissenters’ Rights.  Notwithstanding anything in this Agreement to the contrary, shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time and which are held by a shareholder who did not vote in favor of the Merger (or consent thereto in writing) and who is entitled to demand and properly demands the fair value of such shares pursuant to, and who complies in all respects with, the provisions of Article 5.12 of the TBCA (the “Dissenting Shareholders”), shall not be converted into or be exchangeable for the right to receive the Merger Consideration (the “Dissenting Shares,” and together with the Cancelled Shares, the “Excluded Shares”), but instead such holder shall be entitled to payment of the fair value of such shares in accordance with the provisions of Article 5.12 of the TBCA (and at the Effective Time, such Dissenting Shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and such holder shall cease to have any rights with respect thereto, except the right to receive the fair value of such Dissenting Shares in accordance with the provisions of Article 5.12 of the TBCA), unless and until such holder shall have failed to perfect or shall have effectively withdrawn or lost rights to receive the fair value of such shares of Company Common Stock under the TBCA.  If any Dissenting Shareholder shall have failed to perfect or shall have effectively withdrawn or lost such right, such holder’s shares of Company Common Stock shall thereupon be treated as if they had been converted into and become exchangeable for the right to receive, as of the Effective Time, the Merger Consideration for each such share of Company Common Stock, in accordance with Section 2.1(a), without any interest thereon.  The Company shall give Parent (i) prompt notice of any written demands to exercise dissenter’s rights in respect of any shares of Company Common Stock, attempted withdrawals of such demands and any other instruments served pursuant to the TBCA and received by the Company relating to shareholders’ dissenter’s rights and (ii) the opportunity to participate in and direct all negotiations and proceedings with respect to demands for fair value under the TBCA.  The Company shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to, or settle, or offer or agree to settle, any such demand for payment.  Any portion of the Merger Consideration made available to the Paying Agent pursuant to Section 2.2 to pay for shares of Company Common Stock for which dissenter’s rights have been perfected shall be returned to Parent upon demand.

(f)           Merger Consideration Adjustment.

(i)           If, as of immediately prior to the Effective Time, the number of outstanding shares of Company Common Stock (excluding any shares of Company Common Stock held by Subsidiaries of the Company) is greater than the sum of (A) 10,240,896 plus (B) 480,000 less the number of shares of Company Common Stock subject to then outstanding Company Stock Options and Company Stock-Based Awards that were issued and outstanding as of the date of this Agreement and set forth in Section 3.2(f) of the Company Disclosure Schedule (the “Maximum Closing Number”), then, at the option of Parent, in its sole discretion, the Merger Consideration shall be adjusted to equal to the amount obtained by multiplying the then existing Merger Consideration by a fraction, the numerator of which shall be the Maximum Closing Number and the denominator of which shall be the number of shares of Company Common Stock outstanding immediately prior to the Effective Time (excluding any shares of Company Common Stock held by Subsidiaries of the Company).

(ii)           If, as of immediately prior to the Effective Time, there shall be (A) any shares of Company Common Stock subject to issuance under Company Stock Options or Company Stock Based Awards or (B) any outstanding Miscellaneous Equity Awards, in each case that were not set forth in Section 3.2(f) of the Company Disclosure Schedule (the “Excess Equity Awards”), then, at the option of Parent, in its sole discretion, the Merger Consideration shall be adjusted to equal to the amount obtained by (x) multiplying the then existing Merger Consideration (after giving effect to any adjustment required by clause (i) of this Section 2.1(f)) by the number of shares of Company Common Stock outstanding immediately prior to the Effective Time, then (y) subtracting from such amount the aggregate of the excess of the Merger Consideration over the exercise or strike price of each Excess Equity Award then (z) dividing such amount by the number of shares of Company Common Stock outstanding immediately prior to the Effective Time.

(iii)           Notwithstanding the foregoing clauses (i) and (ii), no adjustment to the Merger Consideration shall be made pursuant to this Section 2.1(f) unless the aggregate of the reductions under such clauses (i) and (ii) would result in a reduction of the Merger Consideration by at least one cent ($0.01), in which case such adjustments pursuant to clause (i) and (ii), as applicable, shall be made, with any resulting fractional cent rounded to the nearest whole cent, with one-half of a cent rounded up.

Section 2.2  Exchange of Certificates.

(a)           Paying Agent.  At or prior to the Effective Time, Parent shall deposit, or shall cause to be deposited, with a U.S. bank or trust company that shall be appointed by Parent to act as a paying agent hereunder (the “Paying Agent”), in trust for the benefit of holders of the Shares, cash in U.S. dollars sufficient to pay the aggregate Merger Consideration in exchange for all of the Shares outstanding immediately prior to the Effective Time (other than the Excluded Shares and the Remaining Shares), payable upon due surrender of the certificates that immediately prior to the Effective Time represented Shares (“Certificates”) (or effective affidavits of loss in lieu thereof) or non-certificated Shares represented by book-entry (“Book-Entry Shares”) pursuant to the provisions of this Article II (such cash hereinafter referred to as the “Exchange Fund”).

(b)           Payment Procedures.

(i)           As soon as reasonably practicable after the Effective Time and in any event not later than the third Business Day following the Effective Time, the Paying Agent shall mail to each holder of record of Shares whose Shares were converted into the Merger Consideration pursuant to Section 2.1, (A) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to Certificates shall pass, only upon delivery of Certificates (or effective affidavits of loss in lieu thereof) or Book-Entry Shares to the Paying Agent and shall be in such form and have such other provisions as Parent shall reasonably determine) and (B) instructions for use in effecting the surrender of Certificates (or effective affidavits of loss in lieu thereof) or Book-Entry Shares in exchange for the Merger Consideration.

(ii)           Upon surrender of Certificates (or effective affidavits of loss in lieu thereof) or Book-Entry Shares to the Paying Agent together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may customarily be required by the Paying Agent, the holder of such Certificates or Book-Entry Shares shall be entitled to receive in exchange therefor a check in an amount equal to the product of (x) the number of Shares represented by such holder’s properly surrendered Certificates (or effective affidavits of loss in lieu thereof) or Book-Entry Shares multiplied by (y) the Merger Consideration.  No interest will be paid or accrued on any amount payable upon due surrender of Certificates or Book-Entry Shares.  In the event of a transfer of ownership of Shares that is not registered in the transfer or stock records of the Company, a check for any cash to be paid upon due surrender of the Certificate may be paid to such a transferee only if the Certificate formerly representing such Shares is presented to the Paying Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer or other Taxes (as hereinafter defined) have been paid or are not applicable.

(iii)           The Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable under this Agreement to any holder of Shares such amounts as are required to be withheld or deducted under the Internal Revenue Code of 1986, as amended (the “Code”), or any provision of federal, state, local or foreign Tax Law with respect to the making of such payment.  To the extent that amounts are so withheld or deducted and paid over to the applicable Governmental Entity (as hereinafter defined), such withheld or deducted amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Shares in respect of which such deduction and withholding were made.

(c)           Closing of Transfer Books.  At the Effective Time, the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the Shares that were outstanding immediately prior to the Effective Time.  If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Corporation or Parent for transfer, they shall be cancelled and exchanged for a check in the proper amount pursuant to and subject to the requirements of this Article II.

(d)           Termination of Exchange Fund.  Any portion of the Exchange Fund (including the proceeds of any investments thereof) that remains undistributed to the former holders of Shares for 12 months after the Effective Time shall be delivered to the Surviving Corporation upon demand, and any former holders of Shares who have not surrendered their Certificates or Book-Entry Shares in accordance with this Section 2.2 shall thereafter look only to the Surviving Corporation for payment of their claim for the Merger Consideration, without any interest thereon, upon due surrender of their Certificates or Book-Entry Shares.

(e)           No Liability.  Notwithstanding anything herein to the contrary, none of the Company, Parent, Merger Sub, the Surviving Corporation, the Paying Agent or any other person shall be liable to any former holder of Shares for any amount properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

(f)           Investment of Exchange Fund.  The Paying Agent shall invest all cash included in the Exchange Fund as reasonably directed by Parent; provided, however, that any investment of such cash shall be limited to direct short-term obligations of, or short-term obligations fully guaranteed as to principal and interest by, the U.S. government.  Any interest and other income resulting from such investments shall be paid to the Surviving Corporation pursuant to Section 2.2(d).

(g)           Lost Certificates.  In the case of any Certificate that has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent or the Paying Agent, the posting by such person of a bond in customary amount as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate a check in the amount of the number of Shares represented by such lost, stolen or destroyed Certificate multiplied by the Merger Consideration.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as disclosed in the disclosure schedule delivered by the Company to Parent prior to the execution of this Agreement (the “Company Disclosure Schedule”), the Company represents and warrants to Parent as follows (each reference in the Company Disclosure Schedule qualifies the referenced representation and warranty contained in this Agreement to the extent specified in the Company Disclosure Schedule and such other representations and warranties contained herein to the extent a matter in the Company Disclosure Schedule is disclosed in such a way as to make its relevance to the information called for by such other representation or warranty readily apparent on its face):

Section 3.1  Qualification, Organization, Subsidiaries, etc.

(a)           Each of the Company and its Subsidiaries is a legal entity duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization.  Each of the Company and its Subsidiaries has all requisite corporate, or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted.

(b)           Each of the Company and its Subsidiaries is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Company Material Adverse Effect.  The organizational or governing documents of the Company and each of its Subsidiaries, as previously provided to Parent, are in full force and effect.  Neither the Company nor any Subsidiary is in violation of its organizational or governing documents.

(c)           As used in this Agreement, any reference to any fact, circumstance, event, change, effect or occurrence having a “Company Material Adverse Effect” means any fact, circumstance, event, change, effect or occurrence (whether or not foreseeable as of the date of this Agreement) that, individually or in the aggregate with all other facts, circumstances, events, changes, effects or occurrences (whether or not such fact, circumstance, event, change, effect or occurrence has, during the period or at any time in question, manifested itself in the historical financial statements of the Company or any of its Subsidiaries), (A) has had, is or is reasonably expected to have a material adverse effect on the historical or near-term or long-term assets, properties, business, results of operation or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (B) that would be reasonably expected to prevent or materially delay or materially impair the ability of the Company to perform its obligations hereunder or to consummate the Merger or the other transactions contemplated hereby, but shall not include facts, circumstances, events, changes, effects or occurrences (1) generally affecting the industry in which the Company operates or the economy or the financial or securities markets in the United States or elsewhere in the world, including regulatory and political conditions or developments, except for any fact, circumstance, event, change, effect or occurrence that materially disproportionately impacts the assets, properties, business, results of operation or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (2) arising out of, resulting from or attributable to (a) changes in Law or in generally accepted accounting principles, statutory accounting principles or accounting standards, or changes in general legal, regulatory or political conditions in each case occurring after the date of this Agreement, (b) changes in the Tax treatment of any of the Company’s products resulting from changes in Law occurring after the date of this Agreement, (c) the negotiation, execution, announcement or performance of this Agreement or the consummation of the transactions contemplated hereby, including the impact thereof on relationships, contractual or otherwise, with customers, vendors, distributors, partners or employees, (d) acts of war, sabotage or terrorism, or any escalation or worsening of any such acts of war, sabotage or terrorism threatened or underway as of the date of this Agreement, (e) any action taken by the Company or its Subsidiaries as contemplated or permitted by this Agreement (including, without limitation, under Section 5.1) or with Parent’s consent, or any failure by the Company to take any action as a result of the restrictions in Article V of this Agreement, or (f) any decline in the market price, or change in trading volume, of the capital stock of the Company or any failure to meet revenue or earnings projections.

Section 3.2  Capital Stock.

(a)           The authorized capital stock of the Company consists of 25,000,000 shares of Company Common Stock.  As of the date of this Agreement, (i) 10,240,896 shares of Company Common Stock were issued and outstanding, (ii) 2,292,902 shares of Company Common Stock were held in treasury, of which 307,330 shares are owned by the Company, 1,427,073 shares are owned by Investors Life Insurance Company of North America, a wholly-owned Subsidiary of the Company (“Investors Life”), 2,805 shares are owned by InterContinental Life Corporation, a wholly-owned Subsidiary of the Company, 324,320 shares are owned by Family Life Corporation, a wholly-owned Subsidiary of the Company, 57,860 shares are owned by FIC Property Management Inc., a wholly-owned Subsidiary of the Company, and 173,514 shares are owned by FIC Financial Services, Inc., a wholly-owned Subsidiary of the Company, (iii) (A) 440,000 shares of Company Common Stock were reserved for issuance under the Company’s Incentive Stock Plan, of which 130,000 shares of Company Common Stock were subject to outstanding options issued pursuant to such plan, (B) 400,000 shares of Company Common Stock were reserved for issuance under the Company’s Stock Option Plan for Non-Employee Directors, of which 200,000 shares of Company Common Stock were subject to outstanding options issued pursuant to such plan and (C) 150,000 shares of Company Common Stock are reserved for issuance pursuant to the Stock Option Agreement between the Company and William Prouty, dated February 1, 2007.  All outstanding shares of Company Common Stock, and all shares of Company Common Stock reserved for issuance as noted in clause (iii), when issued in accordance with the respective terms thereof, are or will be duly authorized, validly issued, fully paid and non-assessable and issued in compliance with all applicable securities Laws and are not subject to and were not, or will not be, issued in violation of any purchase option, call option, right of first refusal, right of first offer, preemptive right, subscription right or any similar right.

(b)           Except as set forth in subsection (a) above, (i) the Company does not have any shares of its capital stock issued or outstanding other than shares of Company Common Stock that become outstanding after the date of this Agreement upon exercise of Company Stock Options outstanding as of the date of this Agreement and disclosed in Section 3.2(f) of the Company Disclosure Schedule in accordance with their respective terms and (ii) there are no outstanding subscriptions, options, warrants, calls, convertible securities or other similar rights, agreements or commitments relating to the issuance of capital stock or other equity interests to which the Company or any of its Subsidiaries is a party obligating the Company or any of its Subsidiaries to (A) issue, transfer or sell any shares of capital stock or other equity interests of the Company or any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests, (B) grant, extend or enter into any such subscription, option, warrant, call, convertible securities or other similar right, agreement or arrangement, (C) redeem or otherwise acquire any such shares of capital stock or other equity interests or (D) provide a material amount of funds to, or make any material investment (in the form of a loan, capital contribution or otherwise) in, any Subsidiary.

(c)           Except for the awards to acquire shares of Company Common Stock under the Company Stock Plans listed in subsection (a) above, neither the Company nor any of its Subsidiaries has outstanding bonds, debentures, notes or other obligations, the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the shareholders of the Company on any matter.

(d)           There are no shareholder agreements, voting trusts or other agreements or understandings to which the Company or any of its Subsidiaries is a party or of which the Company is otherwise aware with respect to the voting of the capital stock or other equity interest of the Company or any of its Subsidiaries.

(e)           No holder of securities in the Company or any of its Subsidiaries has any right to have such securities registered by the Company or any of its Subsidiaries, as the case may be.

(f)           Section 3.2(f) of the Company Disclosure Schedule lists all outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Company or any Subsidiary of the Company any capital stock of the Company and all securities convertible into or exchangeable for capital stock of the Company (and (i) the holder thereof, (ii) the exercise, conversion, purchase, exchange or other similar price thereof and (iii) whether such options, warrants or other rights are vested or unvested and the vesting schedule thereof) and all outstanding shares of Company Restricted Stock (and (A) the holder thereof and (B) the schedule for lapsing of forfeiture restrictions on such shares).

(g)           There are no agreements requiring the Company or any Subsidiary of the Company to make contributions to the capital of, or lend or advance funds to, any Subsidiary of the Company.

Section 3.3  Subsidiaries.  Section 3.3 of the Company Disclosure Schedule lists all Subsidiaries of the Company together with the jurisdiction of organization of each such Subsidiary.  Except as set forth in Section 3.3of the Company Disclosure Schedule, (a) all the outstanding shares of capital stock of, or other equity interests in, each Subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable and are owned directly or indirectly by the Company free and clear of all liens, claims, deeds of trust, options, rights of first refusal, restrictive covenants, pledges, charges, mortgages, encumbrances, adverse rights or claims and security interests of any kind or nature whatsoever (including any restriction on the right to vote or transfer the same, except for such transfer restrictions of general applicability as may be provided under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), and the “blue sky” laws of the various States of the United States) (collectively, “Liens”), and (b) the Company does not own, directly or indirectly, any capital stock, voting securities or equity interests in any Person.

Section 3.4  Corporate Authority Relative to This Agreement; No Violation.

(a)           The Company has the requisite corporate power and authority to enter into this Agreement and, subject to receipt of the approval of the Company’s shareholders in accordance with the provisions of the TBCA (the “Company Shareholder Approval”), to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of the Company, and, except for the Company Shareholder Approval, no other corporate proceedings on the part of the Company are necessary to authorize the consummation of the transactions contemplated hereby.  As of the date hereof, the Board of Directors of the Company has unanimously (i) determined that it is in the best interests of the Company and its shareholders, and declared it advisable, to enter into this Agreement, (ii) approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger, and (iii) resolved to recommend that the Company’s shareholders approve this Agreement and the transactions contemplated hereby (such recommendation as described in this clause (iii), the “Recommendation”).  This Agreement has been duly and validly executed and delivered by the Company and, assuming this Agreement constitutes the valid and binding agreement of Parent, constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general application affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity, whether considered in a proceeding at law or in equity (clauses (i) and (ii), collectively, the “Bankruptcy and Equity Exception”).

(b)           Other than in connection with or in compliance with (i) the TBCA (ii) the Securities Exchange Act of 1934 (the “Exchange Act”), (iii) the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) and (iv) the Texas Insurance Code (collectively, the “Company Approvals”), no authorization, consent or approval of, or filing with, any United States or foreign governmental or regulatory agency, commission, court, body, entity or authority (each, a “Governmental Entity”) is necessary, under applicable Law, for the consummation of the transactions contemplated hereby, except for such authorizations, consents, approvals or filings that, if not obtained or made, would not have, individually or in the aggregate, a Company Material Adverse Effect.

(c)           The execution and delivery by the Company of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, (i) result in any violation of, or default under, require consent under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of any benefit under any loan, guarantee of indebtedness or credit agreement, note, bond, mortgage, indenture, lease, agreement, contract, instrument, permit, Company Permit, concession, franchise, right or license binding upon the Company or any of its Subsidiaries or result in the creation of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries, (ii) conflict with or result in any violation of any provision of the articles of incorporation or by-laws or other equivalent organizational document, in each case as amended, of the Company or any of its Subsidiaries or (iii) conflict with or violate any applicable Laws, other than, in the case of clauses (i) and (iii), any such violation, conflict, default, termination, cancellation, acceleration, right, loss or Lien that would not have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.5  Reports and Financial Statements.

(a)           The Company and its Subsidiaries have filed or furnished all forms, documents, statements and reports required to be filed or furnished prior to the date hereof by them with the Securities and Exchange Commission (the “SEC”) since January 1, 2004 (the forms, documents, statements and reports filed with or furnished to the SEC since January 1, 2004 and those filed or furnished with the SEC subsequent to the date of this Agreement, if any, including any amendments thereto, the “Company SEC Documents”).  As of their respective dates, or, if amended, as of the date of the last such amendment prior to the date hereof, the Company SEC Documents complied or, if filed or furnished to the SEC after the date of this Agreement, will comply in all material respects with the requirements of the Securities Act and the Exchange Act, as the case may be, and the applicable rules and regulations promulgated thereunder, and complied or, if filed or furnished to the SEC after the date of this Agreement, will comply in all material respects with the then-applicable accounting standards.  None of the Company SEC Documents so filed or furnished, as amended, contained or, if filed or furnished to the SEC after the date of this Agreement, will contain, as of such respective dates, any untrue statement of a material fact or omitted or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  None of the Company’s Subsidiaries is currently required to file any forms, reports or other documents with the SEC.  As of the date hereof, there are no outstanding or unresolved comments received by the Company from the SEC staff with respect to any of the Company SEC Documents.

(b)           The financial statements (including all related notes and schedules) of the Company and its Subsidiaries included in or incorporated by reference into the Company SEC Documents, as amended as of the date hereof (such financial statements included in the 2006 Form 10-K herein referred to as the “Audited Financial Statements” and such financial statements included in the September 2007 Form 10-Q herein referred to as the “Unaudited Financial Statements”), and the financial statements of the Company and its Subsidiaries included in or incorporated by reference into the Company SEC Documents filed or furnished to the SEC after the date of this Agreement, (i) fairly present or will fairly present, as the case may be, in all material respects, the financial position of the Company and its Subsidiaries, as at the respective dates thereof, and the results of their operations and their cash flows for the respective periods then ended (subject, in the case of the unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein, including the notes thereto), (ii) have been or will be, as the case may be, prepared from, are in accordance with, and accurately reflect the books and records of the Company and its Subsidiaries in all material respects, and (iii) have been or will be, as the case may be, prepared in compliance in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and United States generally accepted accounting principles (“GAAP”) (except, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto).

(c)           The Company previously has delivered to Parent true and complete copies of the following:

(i)           the Annual Statements for each of the years ended December 31, 2006, 2005 and 2004 (including the supporting memorandum to the actuarial opinions given in connection with such Annual Statements);

(ii)           the Quarterly Statements for each of the first three quarters of 2007;

(iii)           any annual statutory statements of Investors Life that were filed for the year ended December 31, 2006, in any jurisdiction which differ from the Annual Statement for the year ended December 31, 2006; and

(iv)           any quarterly statutory statements of Investors Life that were filed for any of the first three quarters of 2007, in any jurisdiction which differ from the Quarterly Statement for the quarterly period.

Each statement described in (i) and (iii) above (A) complied in all material respects with all applicable Laws when so filed, (B) was prepared in accordance with SAP (except as may be noted therein or in the notes thereto), (C) is true and complete in all material respects as of the date thereof, and (D) presents fairly the financial position of Investors Life as of the respective dates thereof and the related summary of operations and changes in capital and surplus and in cash flows of Investors Life for and during the respective periods covered thereby. No material deficiency has been asserted by any insurance regulatory authority with respect to any such statement.   The Annual Statement for the year ended December 31, 2007, as filed with the Texas Department of Insurance after the date of this Agreement, and each other annual statutory statement of Investors Life filed after the date of this Agreement in any jurisdiction which differs from such Annual Statement will satisfy the foregoing clauses (A) through (D) as of the date so filed.

(d)           The Company has made available to Parent (i) each insurance holding company filing, statement or report filed by the Company with any Governmental Entity, (ii) each annual and quarterly statement filed with or submitted to insurance regulatory authorities of any jurisdiction by the Company or any of its Subsidiaries, and (iii) any reports of examination (including, without limitation, financial, market conduct and similar examinations) of the Company or any of its Subsidiaries issued by any Governmental Entity, in each case since December 31, 2001.  To the Knowledge of the Company, all deficiencies or violations noted in such examination reports have been resolved to the satisfaction of the Governmental Entity that noted such deficiencies or violations.  To the Knowledge of the Company, the Company and each of its Subsidiaries has filed all material reports, statements, documents, registrations, filings or submissions required to be filed by the Company and each of its Subsidiaries with any Governmental Entity since December 31, 2001.  All reports, statements, documents, registrations, filings and submissions required to be filed by the Company and each of its Subsidiaries with any Governmental Entity since December 31, 2001 were in compliance in all material respects with all applicable Laws when filed, and no deficiencies have been asserted by any such Governmental Entity with respect to such reports, statements, documents, registrations, filings or submissions that have not been satisfied.

(e)           The chief executive officer and chief financial officer of the Company have made all certifications (without qualification or exceptions to the matters certified) required by the Sarbanes-Oxley Act of 2002 and any related rules and regulations promulgated by the SEC.  Neither the Company nor its officers has received written notice from any Governmental Entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications.

Section 3.6  No Undisclosed Liabilities.

(a)           Except (i) as reflected or reserved against in the Company’s consolidated balance sheets (or the notes thereto) included in the 2006 Form 10-K, the September 2007 Form 10-Q, or the Company SEC Documents filed with or furnished to the SEC after November 9, 2007 and at least two Business Days prior to the date hereof, (ii) for transactions expressly contemplated by this Agreement, (iii) for liabilities and obligations incurred in the ordinary course of business consistent with past practice since September 30, 2007 or (iv) for liabilities and obligations that, individually or in the aggregate, do not exceed $250,000, neither the Company nor any Subsidiary of the Company has any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, whether known or unknown and whether due or to become due.

(b)           Except for regular periodic assessments in the ordinary course of business, no claim or assessment is pending nor, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries by any state insurance guaranty association in connection with such association’s fund relating to insolvent insurers.

Section 3.7  Compliance with Law; Permits.

(a)           The Company and its Subsidiaries are, and since January 1, 2006 have been, in compliance with and are not in default under or in violation of any applicable federal, state, local or foreign or provincial law, statute, ordinance, rule, regulation, judgment, order, injunction, decree or agency requirement of or undertaking to or agreement with any Governmental Entity, including common law, (collectively, “Laws” and each, a “Law”), except where such non-compliance, default or violation would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b)           To the Knowledge of the Company, neither the Company, nor any of its Subsidiaries, nor any of their Affiliates or any other Persons acting on their behalf has, in connection with the operation of their respective businesses, (i) used any corporate or other funds for unlawful contributions, payments, gifts or entertainment, or made any unlawful expenditures relating to political activity to government officials, candidates or members of political parties or organizations, or established or maintained any unlawful or unrecorded funds in violation of Section 104 of the Foreign Corrupt Practices Act of 1977, as amended, or any other similar applicable foreign, federal or state law, (ii) paid, accepted or received any unlawful contributions, payments, expenditures or gifts or (iii) violated or operated in noncompliance with any export restrictions, anti-boycott regulations, embargo regulations or other applicable domestic or foreign laws and regulations, except where such action, violation or noncompliance would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(c)           Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company and its Subsidiaries are in possession of all franchises, tariffs, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Entity necessary for the Company and its Subsidiaries to own, lease and operate their properties and assets or to carry on their businesses as they are now being conducted (the “Company Permits”), (ii) all Company Permits are in full force and effect, (iii) no suspension or cancellation of any of the Company Permits is pending or, to the Knowledge of the Company, threatened, (iv) the Company and its Subsidiaries are not, and since January 1, 2005, have not been, in violation or breach of, or default under, any Company Permit and (v) no event or condition has occurred or exists which would result in a violation of or breach or loss of a benefit under any Company Permit (in each case, with or without notice or lapse of time or both).

(d)           As of the date of this Agreement, no investigation or review by any Governmental Entity with respect to the Company or any of its Subsidiaries is pending or, to the Knowledge of the Company, threatened, other than those the outcome of which could not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

(e)           Section 3.7(e) of the Company Disclosure Schedule sets forth a list of all associations, industry or trade groups or similar organizations of which the Company or any of its Subsidiaries is a member and the amount of all dues and fees payable by the Company or any of its Subsidiaries in connection with such membership.

Section 3.8  Environmental Laws and Regulations.

(a)           Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company and each of its Subsidiaries have conducted their respective businesses in compliance with all applicable Environmental Laws (as hereinafter defined), (ii) there has been no release of any Hazardous Substance by the Company or any of its Subsidiaries, or from any properties currently or, to the Knowledge of the Company, formerly owned, operated or used by the Company or any of its Subsidiaries, or as a result of any operations or activities of the Company or any of its Subsidiaries, in any manner or for which the Company or any of its Subsidiaries would be responsible or that could reasonably be expected to give rise to any remedial obligation, corrective action requirement or other liability of any kind of the Company or its Subsidiaries under applicable Environmental Laws, (iii) neither the Company nor any of its Subsidiaries has received any notices, demand letters or requests for information from any federal, state, local or foreign or provincial Governmental Entity indicating that the Company or any of its Subsidiaries may be in violation of, or liable under, any Environmental Law, and (iv) neither the Company, its Subsidiaries nor any of their respective properties are, or, to the Knowledge of the Company, are threatened to become, subject to any liabilities relating to any suit, settlement, court order, administrative order, regulatory requirement, judgment or written claim asserted or arising under any Environmental Law.

(b)           As used herein, “Environmental Law” shall mean any and all applicable Laws in existence and as amended on the Closing Date pertaining to the protection of the environment or natural resources, including, to the extent applicable, the Clean Air Act, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, the Federal Water Pollution Control Act, the Resource Conservation and Recovery Act of 1976, the Safe Drinking Water Act, the Toxic Substances Control Act, the Hazardous & Solid Waste Amendments Act of 1984, the Superfund Amendments and Reauthorization Act of 1986, the Hazardous Materials Transportation Act, the Oil Pollution Act of 1990, any applicable state or local Laws implementing, analogous to, or similar to the foregoing federal Laws, and any applicable state or local Laws pertaining to the handling of oil and gas exploration, production, gathering, and processing wastes or the use, maintenance, and closure of pits and impoundments.

(c)           As used herein, “Hazardous Substance” means:  (i) any “hazardous substance,” as defined by the Comprehensive Environmental Response, Compensation, and Liability Act, as amended, (ii) any “hazardous waste” as defined by the Resource Conservation and Recovery Act, as amended, or any applicable analogous state or foreign Laws, and any regulations promulgated thereunder, (iii) any hazardous or toxic material, waste or substance, the exposure to which or the presence of which in the environment could give rise to a claim by a Governmental Entity for remediation, removal, investigation, or natural resource damages, (iv) any radioactive material, including any naturally occurring radioactive material, and any source, special or byproduct material as defined in 42 U.S.C. 2011 et seq. and any amendments or authorizations thereof, (v) any asbestos-containing materials in any form or condition, (vi) any polychlorinated biphenyls in any form or condition and (vii) petroleum, petroleum hydrocarbons or any fraction or byproducts thereof.

(d)           The representations and warranties contained in this Section 3.8 shall constitute the sole and exclusive representations and warranties regarding environmental matters, Environmental Laws or Hazardous Substances.

Section 3.9  Employee Benefit Plans.

(a)           Section 3.9(a) of the Company Disclosure Schedule lists all Company Benefit Plans.  “Company Benefit Plans” means (i) all “employee benefit plans” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), whether or not subject to ERISA), whether written or oral, (ii) all plans, programs, policies and agreements, whether written or oral, that provide cash- or equity-based incentives, health, medical, dental, disability, accident, life insurance, vacation, material fringe benefit, salary continuation, paid time off, supplemental unemployment, profit sharing, severance, change in control, retirement, deferred compensation, pension, welfare or savings benefits, and (iii) all employment, individual consultant and individual independent contractor agreements providing compensation, vacation, severance or other benefits to any current or former officer, employee, individual independent contractor or individual consultant of the Company or any of its Subsidiaries whose annual cash compensation exceeds $100,000 or providing for severance pay exceeding 25% of such individual’s annual base pay, in each case as to which the Company or any of its Subsidiaries has any obligation or liability, contingent or otherwise.

(b)           Except for such claims which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no action, dispute, suit, claim, arbitration, or legal, administrative or other proceeding or governmental action (other than claims for benefits in the ordinary course) is pending or, to the Knowledge of the Company, threatened (i) with respect to any Company Benefit Plan by any current or former employee, officer or director of the Company or any of its Subsidiaries, (ii) alleging any breach of the material terms of any Company Benefit Plan or any fiduciary duties or (iii) with respect to any violation of any applicable Law with respect to such Company Benefit Plan.

(c)           Except for non-compliance which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Company Benefit Plan has been established, maintained and administered in compliance with its terms and with applicable Law, including ERISA and the Code to the extent applicable thereto.  Each Company Benefit Plan intended to be qualified under Section 401(a) or 401(k) of the Code has received a favorable determination letter from the United States Internal Revenue Service (“IRS”) that has not been revoked and that takes into account all applicable legal and regulatory requirements (except to the extent that such a determination is not yet due under Revenue Procedure 2007-44) and, to the Knowledge of the Company, no fact or event has occurred that would reasonably be expected to affect adversely the qualified status of any such Company Benefit Plan.

(d)           Neither the Company, any of its Subsidiaries, nor any corporation, trade, business or entity under common control with the Company, within the meaning of Section 414(b), (c), or (m) of the Code or Section 4001 of ERISA (an “ERISA Affiliate”), sponsors, maintains, or has any obligation to contribute to (nor has sponsored, maintained or contributed to within the last six years prior to the Effective Time) any employee benefit plan (within the meaning of Section 3(3) of ERISA) that is subject to Title IV or Section 302 of ERISA or Section 412 or 4971 of the Code (a “Title IV Plan”).  The Company has furnished the Parent a recent actuarial report or valuation for each Title IV Plan.  Except as set forth on Section 3.9(d) of the Company Disclosure Schedule, with respect to any such Title IV Plan, (i) there does not exist any material accumulated funding deficiency (whether or not waived) within the meaning of Section 412 of the Code or Section 302 of ERISA, (ii) no reportable event within the meaning of Section 4043(c) of ERISA for which the 30-day notice requirement has not been waived has occurred, (iii) all material premiums to the Pension Benefit Guaranty Corporation (the “PBGC”) have been timely paid in full, (iv) no material liability (other than for premiums to the PBGC) under Title IV of ERISA has been or is expected to be incurred by the Company or any of its Subsidiaries, (v) the PBGC has not instituted proceedings to terminate any such Company Benefit Plan, (vi) no withdrawal liability (within the meaning of Section 4201 of ERISA) has been incurred, which withdrawal liability has not been satisfied, (vii) all contributions (including installments) to such plan required by Section 302 of ERISA and Section 412 of the Code have been timely made, (viii) no event or condition has occurred or exists that would reasonably be expected to present the risk of termination (other than the transactions contemplated by this Agreement), and (ix) no written notice of intent to terminate any such Title IV Plan has been given under Section 4041 of ERISA.

(e)           None of the Company Benefit Plans provides that the consummation of the transactions contemplated by this Agreement will, either alone or in combination with another event, (i) entitle any current or former director, employee, independent contractor, consultant or officer of the Company or any of its Subsidiaries to equity-based compensation awards, severance pay, retention bonuses, parachute payments, non-competition payments, unemployment compensation or any other payment, compensation or benefit except as expressly provided in this Agreement, (ii) accelerate the time of payment or vesting, result in any funding, or increase the amount of any payment, compensation or benefit due any such director, employee, independent contractor, consultant or officer, except as expressly provided in this Agreement, or (iii) result in any forgiveness of indebtedness or obligation to fund benefits with respect to any such employee, director, independent contractor, consultant or officer, (iv) result in any limitation or restriction on the right of the Company or any of its Subsidiaries to merge, amend or terminate any Company Benefit Plan, (v) result in any new or increased contribution required to be made to any Company Benefit Plan or (vi) provide for any director, officer, employee or service provider to be entitled to a gross-up, make whole or other payment as a result of the imposition of taxes under Section 280G, 4999 or 409A of the Code pursuant to any agreement or arrangement with the Company or any of its Subsidiaries.

(f)           The Company has provided to Parent true, correct and complete copies of (i) each Company Benefit Plan, Title IV Plan and any amendments thereto (or, in the case of any such Company Benefit Plan that is unwritten, a description thereof), (ii) the most recent annual report on Form 5500 required to be filed with the IRS with respect to each Company Benefit Plan and Title IV Plan (if any such report was required), (iii) the most recent summary plan description for each Company Benefit Plan and Title IV Plan for which such summary plan description is required, (iv) each trust agreement and insurance or group annuity contract relating to any Company Benefit Plan or Title IV Plan, and (v) the most recent determination letter, if any, issued by the IRS with respect to any Company Benefit Plan or Title IV Plan intended to be qualified under Section 401(a) of the Code.

(g)           No Company Benefit Plan provides for post-retirement health, medical or life insurance coverage beyond the end of the month in which employment terminates, except as required by Part 6 of Subtitle B of Title I of ERISA and Section 4980B of the Code (“COBRA”) or any similar state law.

(h)           No event has occurred and, to the Knowledge of the Company, no condition exists that would, either directly or by reason of the Company’s or any Subsidiary’s affiliation with any of their ERISA Affiliates, subject the Company or any of its Subsidiaries to any material Tax, fine, lien, or penalty imposed by ERISA, the Code or other applicable Laws with respect to any Company Benefit.

(i)           Except with respect to Company Stock Options and Company Stock-Based Awards set forth in Section 3.2(f) of the Company Disclosure Schedule, there are no outstanding Company Stock Options, Company Stock-Based Awards or Miscellaneous Equity Awards and no Person has any right (i) to acquire from the Company any equity securities of the Company, the Surviving Corporation or any Subsidiary thereof or (ii) to receive from the Company or any Subsidiary any payment in respect of any equity based compensatory award or warrant the value of which is determined with respect to Company Common Stock; provided, however, that nothing in this Section 3.9(i) shall prevent the trustee of a trust intended to be exempt from federal income taxation pursuant to Section 501(c)(9) of the Code from funding a Company Benefit Plan intended to be qualified under Section 401(a) of the Code with shares of outstanding Company Common Stock (excluding treasury shares held by the Company or any of its Subsidiaries as of the date of this Agreement) purchased on the open market to effect such funding.

(j)           No Company Common Stock is issuable pursuant to the Financial Industries Corporation Stock Plan for Non-Employee Directors (the “Director Stock Plan”), and no Person has any rights or benefits payable under or with respect to the Director Stock Plan.

(k)           Pursuant to the Employment Agreement by and between William Prouty and the Company dated February 1, 2007, upon or as a result of the consummation of the transactions contemplated by this Agreement or otherwise, the Company has no obligation to issue or award any (i) shares of Company Common Stock, (ii) rights to acquire shares of Company Common Stock, or (iii) rights to make any payment or provide any benefit measured in whole or in part by the value of a number of shares of Company Common Stock.

(l)           As of the Closing Date, the Company has taken all actions as are necessary to cause all outstanding Company Stock Options, Company Stock-Based Awards, Miscellaneous Equity Awards and all other outstanding equity awards of the Company to be treated in accordance with Section 5.5.

Section 3.10  Interested Party Transactions.  Except for (a) employment Contracts entered into in the ordinary course of business consistent with past practice and filed (including by incorporation by reference) as an exhibit to the 2006 Form 10-K or any publicly available Company SEC Document filed with or furnished to the SEC after November 9, 2007 and at least two Business Days prior to the date hereof and (b) Company Stock Plans, Section 3.10 of the Company Disclosure Schedule sets forth a correct and complete list of the contracts, arrangements or transactions under which the Company or any of its Subsidiaries has any existing or future liabilities (an “Affiliate Transaction”), between the Company or any of its Subsidiaries, on the one hand, and, on the other hand, any (i) present or former officer or director of either the Company or any of its Subsidiaries or any of such officer’s or director’s immediate family members, (ii) record or beneficial owner of more than 5% of the Shares, or (iii) any Affiliate of any such officer, director or owner (other than the Company or any of its Subsidiaries).  The Company has provided to Parent correct and complete copies of each Contract providing for each Affiliate Transaction.  All Affiliate Transactions are being conducted on an arm’s length basis.  No shareholder, officer or director of the Company or any of its Subsidiaries (A) to the Knowledge of the Company, has any claim, charge, action or cause of action against the Company or any of its Subsidiaries, except for claims for accrued vacation pay or accrued benefits under any Company Benefit Plan existing on the date hereof, (B) to the Knowledge of the Company, has made, on behalf of the Company or any of its Subsidiaries, any payment or commitment to pay any commission, fee or other amount to, or to purchase or obtain or otherwise contract to purchase or obtain any goods or services from, any other person of which any shareholder owning more than 1% of the outstanding Company Common Stock or any officer or director of the Company or any of its Subsidiaries is a partner or shareholder (except holdings solely for passive investment purposes of securities of publicly held and traded entities constituting less than 5% of the equity of any such entity), (C) is indebted or otherwise owes any money to the Company or any of its Subsidiaries or (D) has any interest in any property, real or personal, tangible or intangible, used in or pertaining to the business or operations of the Company or any of its Subsidiaries.

Section 3.11  Absence of Certain Changes or Events.

(a)           Since December 31, 2006, except as otherwise required or expressly contemplated by this Agreement, (i) the businesses of the Company and its Subsidiaries have been conducted, in all material respects, in the ordinary course of business consistent with past practice, (ii) there have not been any facts, circumstances, events, changes, effects or occurrences that have had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect and (iii) except as contemplated by this Agreement, there has not been any change in any marketing relationship between Investors Life and any Person through which Investors Life sells insurance policies, which change has had or would reasonably be expected to have a Company Material Adverse Effect.

(b)           Since December 31, 2006, and prior to the date hereof, neither the Company nor any of its Subsidiaries has taken or permitted to occur any action that were it to be taken from and after the date hereof would require approval of Parent pursuant to clauses (i), (ii), (v), (vii), (ix), (x), (xi), (xii), (xiii), (xiv), (xv), (xvii) or (xviii) (as related to such clauses (i), (ii), (v), (vii), (ix), (x), (xi), (xii), (xiii), (xiv), (xv) or (xvii)) of Section 5.1(b) of this Agreement.

Section 3.12  Investigations; Litigation.

(a)           There are no (i) investigations or reviews pending (or, to the Knowledge of the Company, threatened) by any Governmental Entity with respect to the Company or any of its Subsidiaries or (ii) actions, suits, inquiries, investigations or proceedings pending (or, to the Knowledge of the Company, threatened) against or affecting the Company or any of its Subsidiaries, or any of their respective properties at law or in equity before, and there are no orders, judgments or decrees of, or before, any Governmental Entity, nor are there any pending or unfunded settlements with respect to such matters.

(b)           Except as set forth in Part II-Item 1 of the September 2007 Form 10-Q, there are no material actions, suits, inquiries, investigations or proceedings pending (or, to the Knowledge of the Company, threatened) against or affecting the Company or any of its Subsidiaries, or any of their respective properties at law or in equity by any Person (other than a Government Entity).

Section 3.13  Proxy Statement; Other Information.  None of the information contained in the Proxy Statement (as hereinafter defined) will at the time of the mailing of the Proxy Statement to the shareholders of the Company, at the time of the Company Meeting, and at the time of any amendments thereof or supplements thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that no representation is made by the Company with respect to information supplied by Parent to the Company for inclusion in the Proxy Statement.  The Proxy Statement will comply as to form in all material respects with the Exchange Act, except that no representation is made by the Company with respect to information supplied by Parent.  The letter to shareholders, notice of meeting, proxy statement and forms of proxy to be distributed to shareholders in connection with the Merger to be filed with the SEC in connection with seeking the adoption and approval of this Agreement are collectively referred to herein as the “Proxy Statement.”

Section 3.14  Tax Matters.

(a)           (i) Each of the Company and its Subsidiaries has duly and timely filed, or has caused to be timely filed on its behalf (taking into account any extension of time within which to file), all material Tax Returns (as hereinafter defined) required to be filed by it, and all such filed Tax Returns are correct and complete in all material respects; (ii) all material Taxes owed by the Company and its Subsidiaries, or for which the Company or any of its Subsidiaries may be liable have been timely paid in full, except for any Taxes adequately reserved in the publicly available Company SEC Documents; (iii) all material Tax withholding and deposit requirements imposed on or with respect to the Company or any of its Subsidiaries have been satisfied in full in all material respects; (iv) there are no Liens on any of the assets of the Company or any of its Subsidiaries that arose in connection with any failure (or alleged failure) to pay any Tax, except for Taxes being contested in good faith for which adequate reserves are reflected in the publicly available Company SEC Documents; (v) no material deficiency with respect to Taxes or Tax Returns has been proposed, asserted or assessed or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, which have not been fully paid or adequately reserved in the publicly available Company SEC Documents; and (vi) no audit or other administrative or court proceedings are pending with or, to the Knowledge of the Company, threatened by any Governmental Entity with respect to Taxes or Tax Returns of the Company or any of its Subsidiaries, and no written notice thereof has been received; and (vii) no material written claim has been made during the past three years by an authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that it is or may be subject to taxation in that jurisdiction.

(b)           There is not in force any extension of time with respect to the due date for the filing of any material Tax Return of or with respect to the Company or any of its Subsidiaries or any material waiver or agreement for any extension of time for the assessment or payment of any Tax of or with respect to the Company or any of its Subsidiaries.

(c)           The Company and each of its Subsidiaries have made available to the Parent true and complete copies of all income Tax Returns filed by the Company and each of its Subsidiaries during the past three (3) years and all material correspondence to the Company or any of its Subsidiaries from, or from the Company or any of its Subsidiaries to, a Taxing Authority relating thereto.

(d)           Neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Effective Time as a result of any:  (i) change in method of accounting for a taxable period ending on or prior to the Effective Time; (ii) “closing agreement” as described in Code Section 7121 (or any corresponding or similar provision of state, local or foreign Income Tax law) executed on or prior to the Effective Time; or (iii) installment sale or open transaction disposition made on or prior to the Effective Time.

(e)           Neither the Company nor any of its Subsidiaries are a party to or bound by any material Tax allocation, sharing or indemnity agreements or arrangements other than those entered into in the ordinary course of its business.  Neither the Company nor any of its Subsidiaries have any liability for the Taxes of any Person under Treasury Regulation Section 1.1502-6 (or any corresponding provisions of state, local or foreign Tax law), or as a transferee or successor, in each case, in the past four years, other than the members of the Consolidated Group of which the Company is the common parent (the “Company Consolidated Group”). Other than the Company Consolidated Group, in the past four years, neither the Company nor any of its Subsidiaries has ever been a member of a Consolidated Group.

(f)           Neither the Company nor any of its Subsidiaries have constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code in the two years prior to the date of this Agreement.

(g)           Neither the Company nor any of its Subsidiaries has participated (within the meaning of Treasury Regulation Section 1.6011-4(c)(3)) in any “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2) (and all predecessor regulations).

(h)           Except as reflected in the Company SEC Documents, there is no material property or obligation of the Company or any of its Subsidiaries, including uncashed checks to vendors, customers, or employees, non refunded overpayments, or unclaimed subscription balances, that is escheatable or reportable as unclaimed property to any state or municipality under any applicable escheatment or unclaimed property laws.

(i)           Neither the Company nor any of its Subsidiaries has made any payments, is obligated to make any payments, or is a party to any plan or agreement that under certain circumstances could obligate it to make any payments that would not be deductible under Sections 162(m), 280G or 404 of the Code or result in an excise Tax under Sections 4999 or 409A of the Code.

(j)           Neither the Company nor any of its Subsidiaries has granted to any person any power of attorney that is currently in force with respect to any matter relating to Taxes that could affect the Company or any of its Subsidiaries.

(k)           (i)  Investors Life has been, since January 1, 1999, and continues to be taxable as a domestic “life insurance company” within the meaning of Section 816 of the Code for all taxable periods or portions thereof ending on or before the Effective Time; and (ii) to the Knowledge of the Company, (A) Investors Life has complied with all applicable reporting, withholding and disclosure requirements under the Code, including, but not limited to, those regarding distributions with respect to all insurance, annuity or investment policies, plans, or contracts, financial products, employee benefit plans, individual retirement accounts or annuities, or any similar or related policy, contract, plan or product, whether individual, group or otherwise (each, an “Insurance Contract”) issued, entered into or sold by it and have reported the distributions under such contracts substantially in accordance with Section 72, 7702, and 7702A of the Code; (B) each Insurance Contract issued, entered into, or sold by Investors Life (whether developed by, administered by, or reinsured with any unrelated third party) qualifies as a life insurance contract or an annuity contract, as applicable, under the federal Tax laws, including without limitation, under Sections 72, 817(h), and 7702 of the Code and their underlying regulations; (C) such Insurance Contracts are not modified endowment contracts (“MECs”) within the meaning of Section 7702A of the Code unless and to the extent the contracts were marketed as MECs at all relevant times or the holders of the policies have been notified of, and consented to, such MEC classification; (D) Investors Life is treated, for federal Tax purposes, as the owner of the assets underlying the respective Insurance Contracts that Investors Life has issued, entered into or sold; (E) each Insurance Contract issued, entered into or sold by Investors Life (whether developed by, administered by or reinsured with, any unrelated third party) which is provided under or connected with either a plan described in Section 401(a), 403(a), 403(b), 408 or 457 or any similar provision of the Code has been endorsed, administered and otherwise complies with the requirements of the Code applicable to such contract, and there are no exempt prohibited transactions within the meaning of Section 4975 of the Code with respect to such contracts (other than such non-exempt prohibited transactions or violations that arise to the extent that, for these purposes, Investors Life may be holding “plan assets” in or may be a “fiduciary” with respect to its general account); and (F) there are no “hold harmless”, Tax sharing or indemnification agreements respecting the Tax qualification or treatment of any product or plan sold, issued, entered into or administered by Investors Life (whether developed by, administered by, or reinsured with any unrelated third party).

(l)           For purposes of this Section 3.14, references to the Company, its Subsidiaries or Investors Life shall be deemed to include any predecessors of the foregoing.

(m)           For purposes of this Agreement:  (x) “Taxes” shall mean (i) all federal, state, local or foreign taxes, charges, fees, imposts, levies, unclaimed property and escheat obligations and other governmental charges or other assessments, including all net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated taxes, customs duties, fees, assessments and charges of any kind whatsoever, (ii) all interest, penalties, fines, additions to tax or additional amounts imposed by any Governmental Authority in connection with any item described in clause (i) and (iii) any transferee liability in respect of any items described in clauses (i) and/or (ii) payable by reason of contract, assumption, transferee liability, operation of Law, Treasury Regulation Section 1.1502-6(a) (or any predecessor or successor thereof of any analogous or similar provision under Law) or otherwise, (y) “Tax Returns” shall mean any return, report, claim for refund, estimate, information return or statement or other similar document relating to or required to be filed with any Governmental Entity with respect to Taxes, including any schedule or attachment thereto, and including any amendment thereof, and (z) “Taxing Authority” means with respect to any Tax, the Governmental Authority or political subdivision thereof that imposes such Tax, and the agency (if any) charged with the collection of such Tax for such entity or subdivision, including any Governmental Authority or agency that imposes, or is charged with collecting, social security or similar charges or premiums.

Section 3.15  Labor Matters.

(a)           Neither the Company nor any of its Subsidiaries has received written notice during the past two years of the intent of any Governmental Entity responsible for the enforcement of labor, employment, occupational health and safety or workplace safety and insurance/workers compensation laws to conduct an investigation of or affecting the Company or any of its Subsidiaries and, to the Knowledge of the Company, no such investigation is in progress,

(b)           There have not been during the two year period preceding the date hereof any strikes, lockouts or other material labor disputes with respect to any employees of the Company or any of its Subsidiaries (“Employees”),

(c)           To the Knowledge of the Company, there has not been during the two year period preceding the date hereof any union organizing effort pending or threatened against the Company or any of its Subsidiaries,

(d)           There has not been during the two year period preceding the date hereof any unfair labor practice, labor dispute or labor arbitration proceeding pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries,

(e)           There has not been during the two year period preceding the date hereof any slowdown or work stoppage in effect or, to the Knowledge of the Company, threatened with respect to Employees,

(f)           The Company and its Subsidiaries are in compliance with all applicable Laws respecting employment and employment practices, including terms and conditions of employment, wages and hours, unfair labor practices discriminatory employment practices, collective bargaining, occupational safety and health, and immigration except for such matters which would not reasonably be expected to have, individually or in the aggregate a Company Material Adverse Effect.

(g)           Neither the Company nor any of its Subsidiaries has any liabilities under the Worker Adjustment and Retraining Act and the regulations promulgated thereunder (the “WARN Act”) or any similar state or local law as a result of any action taken by the Company that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(h)           As of the date hereof, neither the Company nor any of its Subsidiaries is obligated to recognize or bargain with any labor union or organization, and is not a party to or negotiating any collective bargaining agreements.

(i)           There are no agreements, labor practices, policies or procedures, or other representations, whether written or oral, that have been made by the Company or any of its Subsidiaries to any of their employees that commit Parent or Merger Sub to retain them as employees for any period of time subsequent to the Closing.  Neither the Company nor any of its Subsidiaries is a party to any agreements or arrangements or subject to any requirements that are, in any manner, inconsistent with employees of the Company or any of its Subsidiaries becoming at-will employees of Parent or Merger Sub or that will, in any manner, restrict Parent or Merger Sub from relocating, consolidating, merging or closing, in whole or in part, any portions of the business or operations of the Company or its Subsidiaries, subject to requirements imposed by applicable Law.

Section 3.16  Intellectual Property.  Except as would not have, individually or in the aggregate, a Company Material Adverse Effect, either the Company or a Subsidiary of the Company owns, or is licensed or otherwise possesses legally enforceable rights to use, all trademarks, trade names, service marks, service names, mark registrations, logos, assumed names, registered and unregistered copyrights, patents or applications and registrations, domain names, Internet addresses and other computer identifiers, web sites and web pages, computer software programs, including all source code, object code, specifications, databases and related documentation, trade secrets, know-how, customer information, confidential business information and technical information, and all licenses, distribution agreements and covenants not to sue relating to the foregoing used in their respective businesses as currently conducted (collectively, the “Intellectual Property”) free and clear of all Liens.  Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) there are no pending or, to the Knowledge of the Company, threatened claims by any person alleging infringement by the Company or any of its Subsidiaries or with regard to the ownership, validity or use of any Intellectual Property of the Company, (ii) the conduct of the business of the Company and its Subsidiaries does not infringe any intellectual property rights of any person, (iii) neither the Company nor any of its Subsidiaries has made any claim of a violation or infringement by others of its rights to or in connection with the Intellectual Property of the Company or any of its Subsidiaries, and (iv) to the Knowledge of the Company, no person is infringing any Intellectual Property of the Company or any of its Subsidiaries.  Upon the consummation of the transactions contemplated herein, the Company shall own or have the right to use all Intellectual Property on the same terms and conditions as the Company and its Subsidiaries enjoyed immediately prior to such transaction.

Section 3.17  Property.  Each of the Company and its Subsidiaries owns and has good title and possession to all its personal property reflected in the Audited Financial Statements and the Unaudited Financial Statements and has valid leasehold interests under enforceable leases in all of its leased properties free and clear of all Liens (except for (i) property abandoned or disposed of in the ordinary course of business and consistent with past practices (provided that, to the extent such abandoned or disposed of property is necessary for the continuation of the business of the Company and its Subsidiaries in the ordinary course of business and consistent with past practices, that such property has been replaced with comparable property) and (ii) Permitted Exceptions).  All material leases under which the Company or any of its Subsidiaries leases any real or personal property are valid and effective against the Company or such Subsidiary and, to the Company’s Knowledge, the counterparties thereto, in accordance with their respective terms, and there is not, under any of such leases, any existing material default by the Company or such Subsidiary or, to the Company’s Knowledge, the counterparties thereto, or event which, with notice or lapse of time or both, would become a default by the Company or such Subsidiary or, to the Company’s Knowledge, the counterparties thereto.  Neither the Company nor any of its Subsidiaries owns any interest in real property.

Section 3.18  Insurance.  Section 3.18 of the Company Disclosure Schedule sets forth an insurance schedule of the Company’s and each of its Subsidiaries’ insurance, including without limitation directors’ and officers’ liability insurance, primary and excess casualty insurance policies providing coverage for bodily injury and property damage to third parties, including products liability and completed operations coverage, and worker’s compensation, in effect as of the date hereof.  As of the date of this Agreement, all such insurance policies are in full force and effect and all related premiums have been paid to date.  There is no material claim by the Company or any of its Subsidiaries pending under any of the Company’s or its Subsidiaries’ insurance policies as to which coverage has been questioned, denied or disputed by the underwriters of such policies.  Neither the Company nor any of its Subsidiaries has received any notice, which remains outstanding, of cancellation or termination with respect to any insurance policy.

Section 3.19  Opinion of Financial Advisor.  The Board of Directors of the Company has received the opinion of Keefe, Bruyette & Woods, Inc., dated as of the date of this Agreement, to the effect that, as of the date hereof, the Merger Consideration is fair to the holders of the Company Common Stock from a financial point of view.  The Company has provided a true and complete copy of such opinion to Parent.

Section 3.20  Material Contracts.

(a)           Except for this Agreement and Contracts filed as exhibits (including by incorporation by reference) to the 2006 Form 10-K or any publicly available Company SEC Document filed with or furnished to the SEC after May 31, 2007 and at least two Business Days prior to the date hereof, neither the Company nor any of its Subsidiaries is a party to or bound by, as of the date hereof, any Contract (whether written or oral) which is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) or which otherwise is of the following nature (all Contracts of the type described in this Section 3.20(a) being referred to herein as “Company Material Contracts”):

(i)           any Contracts containing any provision or covenant (A)(1) limiting the ability of the Company or any of its Affiliates to (1) sell any products or services of any other Person, (2) engage in any line of business, or (3) compete with or obtain products or services from any Person or (B) limiting the ability of any Person to compete with or to provide products or services to the Company or any of its Affiliates;

(ii)          any Contract involving aggregate remaining payments or receipts of more than $250,000 that contains a “change in control” or similar provision pursuant to which the execution and delivery of this Agreement, or the consummation of the Merger or execution of the Stock Voting Agreements would give rise to any right (including any right of termination, cancellation, acceleration or vesting) or benefit;

(iii)         any Contract concerning a partnership or joint venture;

(iv)         any employment Contract, severance Contract or consulting Contract;

(v)          any Contract containing covenants purporting to limit the freedom of the Company or any of its Subsidiaries to hire an individual or group of individuals;

(vi)         any Contract providing for “earn outs,” or other contingent payments by the Company or any of the Company’s Subsidiaries;

(vii)        confidentiality or standstill agreements with any person that restrict the Company or any of its Subsidiaries in the use of any information or the taking of any actions by the Company or its Subsidiaries entered into in connection with the consideration by the Company or any of its Subsidiaries of any acquisition of equity interests or assets; and

(viii)       any Contract in favor of directors or officers that provide rights to indemnification.

(b)           Each Company Material Contract is valid and binding on the Company and each of its Subsidiaries that is a party thereto, as applicable, and in full force and effect and enforceable in accordance with its terms.  The Company and each of its Subsidiaries has in all material respects performed all obligations required to be performed by it to date under each Company Material Contract. Neither the Company nor any of its Subsidiaries has Knowledge of, or has received written notice of, the existence of any event or condition which, after notice or lapse of time or both, constitutes or will constitute a material default on the part of the Company or any of its Subsidiaries, or gives rise to a right of termination, cancellation, amendment, modification, payment or acceleration of any obligation, a right to impose any fine or penalty, a right to purchase or foreclose upon any assets or equity interests of the Company or any of its Subsidiaries or the loss of a material benefit under, or results in the creation of any Lien (other than Permitted Exceptions) on any of the properties and assets of the Company and its Subsidiaries, under any Company Material Contract, the result of which would reasonably be expected to have a Company Material Adverse Effect.

(c)           Section 3.20 of the Company Disclosure Schedule identifies, as to each Company Material Contract, (i) if the consent, waiver or approval of any other party thereto is required, (ii) if notice must be provided to any party thereto (and the length of such notice), (iii) if any payments are required (and the amount of such payments), in each case in order for such Contract to continue in full force and effect upon the consummation of the Merger and the other transactions contemplated hereby, and (iv) if such Contract can be canceled by any other party thereto without liability to such other party due to the consummation of the Merger and the other transactions contemplated hereby.  A complete copy of each written Company Material Contract and a description of each oral Company Material Contract has been provided to or made available to or made available to Parent prior to the date of this Agreement.

Section 3.21  Finders or Brokers.  Except for Keefe, Bruyette & Woods, Inc., neither the Company nor any of its Subsidiaries has engaged any investment banker, broker or finder in connection with the transactions contemplated by this Agreement, and except for the fees and expenses payable to Keefe, Bruyette & Woods, Inc. which fees are reflected in its engagement letter with the Company (a copy of which has been delivered to Parent), no broker, investment banker or other person is entitled to any broker’s, finder’s or other similar fee or any commission in connection with or upon consummation of the Merger or the other transactions contemplated hereby.

Section 3.22  State Takeover Statutes.  The Company has taken all actions necessary for purposes of Article 13.03 of the TBCA to ensure that such provision is not applicable to the Merger or other transactions contemplated hereby, and no other “fair price,” “moratorium,” “control share acquisition” or other similar anti-takeover statute or regulation enacted under state or federal laws in the United States is applicable to the Company with respect to the Merger, or other transactions contemplated hereby.

Section 3.23  Controls and Procedures.

(a)           The Company and each of its Subsidiaries maintains books and records that accurately reflect in all material respects its assets and liabilities and that in reasonable detail accurately and fairly reflect in all material respects the transactions and dispositions of the assets of the Company and its Subsidiaries, and maintains proper and adequate internal accounting controls that provide reasonable assurance that: (i) transactions are executed with management’s authorization; (ii) transactions are recorded as necessary to permit preparation of the consolidated financial statements of the Company and to maintain accountability for the Company’s consolidated assets; (iii) access to the assets of the Company and its Subsidiaries is permitted only in accordance with management’s authorization; (iv) the reporting of the assets of the Company and its Subsidiaries is compared with existing assets at regular intervals; and (v) accounts, notes and other receivables and inventory are recorded accurately, and proper and adequate procedures are implemented to effect the collection thereof on a current and timely basis.

(b)           The Company and each of its Subsidiaries have established and maintain disclosure controls and procedures designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company’s principal executive officer and its principal financial officer by others within the Company and its Subsidiaries, particularly during the periods in which the periodic reports required under the Exchange Act are prepared; and, to the Company’s Knowledge, such disclosure controls and procedures are effective in timely alerting the Company’s principal executive officer and its principal financial officer to such material information.

(c)           The Company has made available to Parent (i) all correspondence received from, and all written work product of, the Company’s independent auditors, Deloitte & Touche LLP, and BDO Seidman, LLP, relating to their audit of the financial statements of the Company and its Subsidiaries for the year ended December 31, 2006, and their work regarding the identification and efforts to eliminate the material weaknesses of internal control over financial reporting of the Company, in each case to the extent such materials have been provided to the Company or its Subsidiaries and (ii) a summary of, and current status of remedial or investigative efforts with respect to, (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company and its Subsidiaries to record, process, summarize and report financial data in any material respect, (B) any material weaknesses in the internal controls of the Company and its Subsidiaries, (C) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and its Subsidiaries and (D) any change in the internal controls or disclosure controls and procedures of the Company or any of its Subsidiaries effected since January 1, 2007.

Section 3.24  Reserves.  The statutory reserves and other similar amounts with respect to losses, benefits, claims, and expenses in respect of Investors Life’s insurance business (including without limitation in respect of insurance policies, annuity contracts or guaranteed investment contracts, whether direct or assumed by reinsurance) as established or reflected in the December 31, 2006, Annual Statement were, and  the statutory reserves and other similar amounts with respect to losses, benefits, claims, and expenses in respect of Investors Life’s insurance business (including without limitation in respect of insurance policies, annuity contracts or guaranteed investment contracts, whether direct or assumed by reinsurance) as will be established or reflected in the Annual Statement for the year ending December 31, 2007, and each Quarterly Statement filed or submitted to the Texas Department of Insurance after December 31, 2007, and prior to the Closing Date will be, (a) determined in accordance with SAP and generally accepted actuarial statements consistently applied, (b) based on actuarial assumptions that were in all material respects and are in all material respects in compliance with the requirements of the insurance Laws of each applicable jurisdiction, (c) in accordance with the benefits specified in the related insurance or reinsurance Contracts in all material respects, (d) in accordance and compliance with the requirements of the insurance Laws of each applicable jurisdiction in all material respects, and (e) adequate, in all material respects, along with future premiums, based upon then-current information and assumptions concerning investment income, mortality and morbidity experience, persistency and expenses, to cover the total amount of all matured and reasonably anticipated unmatured benefits, claims, and other liabilities of Investors Life under all insurance or reinsurance Contracts under which Investors Life has any liability.  Investors Life owns assets that qualify as legal reserve assets under applicable insurance laws in an amount at least equal to all such statutory reserves and other similar amounts of Investors Life.

Section 3.25  Licenses and Permits.

(a)           The Company and each of its Subsidiaries owns or validly holds all licenses, franchises, permits, approvals, authorizations, exemptions, classifications, certificates, registrations, and similar documents or instruments (other than Insurance Licenses) that are required for its business, operations, and affairs and that the failure to so own or hold has had or reasonably would be expected to have a Company Material Adverse Effect, and

(b)           All such licenses, franchises, permits, approvals, authorizations, exemptions, classifications, certificates, registrations, and similar documents or instruments are valid and in full force and effect, except where such failure to be valid or in full force and effect has not had and would not reasonably be expected to have a Company Material Adverse Effect.

Section 3.26  Insurance Licenses.

(a)           Investors Life possesses a license, certificate of authority, permit and other authorization to transact insurance business (an “Insurance License”) in each State or other jurisdiction in which Investors Life is required to possess an Insurance License.  Neither the Company nor any of its Subsidiaries, other than Investors Life, possesses or is required to possess an Insurance License.

(b)           Section 3.26(b) of the Company Disclosure Schedule contains a true and complete list of all jurisdictions in which Investors Life is licensed to transact insurance business, and all Insurance Licenses held by Investors Life are listed, by jurisdiction, in Section 3.26(b) of the Company Disclosure Schedule and are in full force and effect.

(c)           No Insurance License listed in Section 3.26(b) of the Company Disclosure Schedule is subject to any restriction or limitation imposed by any Governmental Entity and is not subject to any pending or, to the Knowledge of the Company, threatened proceeding regarding or seeking any suspension, revocation or limitation of any such Insurance License. Neither the Company nor any Subsidiary of the Company has received any notice of any event, inquiry, investigation or proceeding that reasonably would be expected to result in the suspension, revocation or limitation of any such Insurance License, and, to the Knowledge of the Company, there is not sustainable basis for any such suspension, revocation or limitation.

(d)           Investors Life is not currently the subject of any supervision, conservation, rehabilitation, liquidation, receivership, insolvency or other similar proceeding nor is Investors Life operating under any formal or informal agreement or understanding with the licensing authority of any state which restricts its authority to do business or requires it to take, or refrain from taking any action.

Section 3.27  Policies.

(a)           To the Knowledge of the Company, all forms of insurance policies, annuity contracts, variable annuity contracts and guaranteed interest contracts and riders thereto (collectively, “Policies”) currently written or issued by Investors Life, and, to the Knowledge of the Company, all Policies reinsured or otherwise underwritten by Investors Life, are to the extent required under applicable Laws and in all material respects, on forms approved by applicable Governmental Entities of the jurisdiction where issued or have been filed with and not objected to by such Governmental Entities within the period provided for objection.

(b)           All Policy applications in respect of Policy forms currently written or issued by Investors Life, and, to the Knowledge of the Company, all Policies reinsured or otherwise underwritten by Investors Life, required to be filed with or approved by applicable Governmental Entities under applicable insurance Laws have been so filed or approved.  Any premium rates with respect to Policies currently issued or written by Investors Life, and, to the Knowledge of the Company, all Policies reinsured or otherwise underwritten by Investors Life, required to be filed with or approved by applicable Governmental Entities under applicable insurance Laws have been so filed or approved and premiums charged conform thereto in all material respects.  No material deficiencies have been asserted, in writing, by any Governmental Entity with respect to any such filings with respect to Policies written or issued by Investors Life, and, to the Knowledge of the Company, all Policies reinsured or otherwise underwritten by Investors Life, which have not been cured or otherwise resolved to the satisfaction of such Governmental Entity.

Section 3.28  Insurance Business.

(a)           Investors Life is in material compliance with all applicable insurance Laws regulating the practices of selling life and health Policies except for such failures to be in compliance that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, including but not limited to applicable insurance Laws regulating advertisements, requiring mandatory disclosure of Policy information, requiring employment of standards to determine if the purchase of a Policy is suitable for an applicant, prohibiting the use of unfair methods of competition and deceptive acts or practices and including but not limited to applicable insurance Laws regulating advertisements, requiring mandatory disclosure of Policy information, requiring employment of standards to determine if the purchase of a Policy is suitable for an applicant, prohibiting the use of unfair methods of competition and deceptive acts or practices and regulating replacement transactions.  For purposes of this Section 3.28(a), (i) “advertisement” means any material designed to create public interest in life and health insurance policies, annuity contracts and variable annuity contracts in or an insurer, or in an insurance producer, or to induce the public to purchase, increase, modify, reinstate, borrow on, surrender, replace or retain such a policy or contract, and (ii) “replacement transaction” means a transaction in which a new life or health insurance policy, annuity contract or variable annuity contract is to be purchased by a prospective insured and the proposing producer should know that one or more existing life or health Policies is to be lapsed, forfeited, surrendered, reduced in value or pledge as collateral for greater than 25% of the loan value set forth in the Policy.

(b)           Investors Life has (i) timely paid all guaranty fund assessments that are due, or claimed or asserted by any insurance regulatory authority to be due, from Investors Life, or (ii) provided for all such assessments in its statutory financial statements, filed with the appropriate Governmental Entity, to the extent necessary to be in conformity in all material respects with SAP for such statements.

(c)           The December 31, 2006, Annual Statement lists all funds maintained in a state of licensure by Investors Life under any applicable insurance Law (each a “Deposit”), and identifies each Deposit the beneficial interest of which has been transferred in connection with an existing Reinsurance Agreement.  Since December 31, 2006, there has been no material change to the dollar amount of any such Deposit or any assignment of any beneficial interest in any such Deposit.  No state insurance regulatory authority has placed or imposed any restriction on the use of any such Deposit.

(d)           All Policy benefits payable by Investors Life or, to the Knowledge of the Company, by any other Person that is a party to or bound by any Reinsurance Agreement have in all material respects been paid in accordance with the terms of the Policy under which they arose, except for such benefits for which the Company believes there is a reasonable basis to contest payment.

(e)           True and complete copies of the underwriting standards and procedures utilized by Investors Life with respect to Policies written or issued by Investors Life outstanding as of the date hereof have been provided to Parent.  All Policies written or issued by Investors Life have been written or issued in compliance with the underwriting standards and procedures utilized by Investors Life and, with respect to any such Policy reinsured or co insured in whole or in part, conform in all respects to the standards and procedures required pursuant to the terms of the related Reinsurance Agreement.  The Company has provided to Parent true and correct copies of the risk retention, claims settlement and other material operational policies and procedures of the Company and its Subsidiaries. The Company and its Subsidiaries have operated their respective business at all times in compliance with such policies and procedures.

(f)           No outstanding Policy written or issued, reinsured, or otherwise underwritten by Investors Life entitles the holder thereof or any other Person to receive dividends, distributions, or other benefits based on the revenues or earnings of Investors Life or any other Person.

(g)           Neither the Company nor any of its Subsidiaries is a “commercially domiciled insurer” under the laws of any jurisdiction or is otherwise treated as domiciled in a jurisdiction other than its jurisdiction of organization.

Section 3.29  Reinsurance or Retrocessions.

(a)           Set forth in Section 3.29(a) of the Company Disclosure Schedule is a complete and accurate list of each Reinsurance Agreement (and trust and security agreement related thereto) pursuant to which the Company or any of its Subsidiaries has assumed business and which was in force or under which any party has any existing rights, obligations or liabilities on the date of this Agreement, including the name of the ceding company, the name of the reinsurer, the name of the broker, type of contract, inception date, estimated premium and limit.

(b)           Set forth in Section 3.29(b) of the Company Disclosure Schedule is a complete and accurate list of each Reinsurance Agreement (and trust and security agreement related thereto) pursuant to which the Company or any of its Subsidiaries has ceded or transferred any portion of its obligations or liabilities under any Reinsurance Agreement or Policy and which was in force or under which any party has any existing rights, obligations or liabilities on the date of this Agreement, including the name of the ceding company, the name of the reinsurer, the name of the broker, type of contract, inception date, estimated premium and limit.

(c)           (i) to the Knowledge of the Company none of the reinsurers or reinsureds under any Reinsurance Agreement is insolvent or the subject of a rehabilitation, liquidation, conservatorship, receivership, bankruptcy or similar proceeding, (ii) to the Knowledge of the Company the financial condition of any such reinsurers or reinsureds is not impaired to the extent that a default thereunder is reasonably anticipated, (iii) no notice of intended cancellation of any Reinsurance Agreement has been received by the Company or any if its Subsidiaries from any of such reinsurer or reinsured, (iv) Investors Life is entitled under applicable Law to take full credit in its statutory statements for all obligations ceded and amounts recoverable by it pursuant to each such Reinsurance Agreement, and all such amounts have been properly recorded in its books and records of account and are properly reflected in its statutory statements and (v) to the Knowledge of the Company, all amounts to which Investors Life is entitled under the Reinsurance Agreements (including without limitation amounts based on paid and unpaid losses) are collectible in the ordinary course of business.

(d)           Each of the Reinsurance Agreements is valid and binding on Investors Life and, to the Knowledge of the Company, each other party thereto and is in full force and effect and enforceable in accordance with its terms and conforms in all material respects to all applicable Laws.  Neither Investors Life nor, to the Knowledge of the Company, any other party thereto, is in default in any material respect under any Reinsurance Agreement and, to the Knowledge of the Company, there is no reason to believe that to the extent that a default thereunder may reasonably be anticipated (whether as a result of the financial condition of any such other party being impaired or otherwise). Neither Investors Life nor, to the Knowledge of the Company, no other party to any Reinsurance Agreement has failed to meet the underwriting standards required for any reinsurance thereunder. No Reinsurance Agreement contains any provision providing that any such party thereto may terminate, cancel, or commute the same by reason of the transactions contemplated by this Agreement.

(e)           Neither the Company nor any of its Subsidiaries, other than Investors Life, is a party to or bound by any Reinsurance Agreement.

Section 3.30  Insurance Producers.

(a)           The Company has made available to Parent true, correct and complete copies of such standard forms of the existing Contracts or other agreements relating to the marketing or sale of products of the Company and its Subsidiaries (“Producer Agreements”) and copies of any Producer Agreements that differ from the standard forms.  Such forms of Producer Agreements comply with all applicable Laws.  As of the date of this Agreement, no other party to any Producer Agreement has given written notice to the Company or any of its Subsidiaries that it intends to terminate or cancel any Producer Agreement as a result of the transactions contemplated by this Agreement.  Each Producer Agreement between the Company or any of its Subsidiaries and each insurance producer, agent, managing general agent, broker, solicitor, and customer representative of the Company and its Subsidiaries in connection with the sale of any insurance or other product (collectively, “Insurance Producers”) is valid and binding on the Company and each of its Subsidiaries that is a party thereto, as applicable, and, to the Knowledge of the Company, each of the Insurance Producers which are a party thereto, and in full force and effect and enforceable in accordance with its terms.  The Company and its Subsidiaries are not in default, and, to the Knowledge of the Company, no Insurance Producers are in default, under any Producer Agreement.

(b)           To the Knowledge of the Company, at the time each Insurance Producer wrote, sold, or produced business, received compensation for such services or performed such other act that may have required a producer’s, solicitor’s, broker’s or other insurance license, was duly licensed and appointed, where required (for the type of business written, sold, or produced by such insurance producer, managing general agent, broker, solicitor, or customer representative) in the particular jurisdiction in which such Insurance Producer wrote, sold, produced, solicited, or serviced such business, as may be required by under applicable Law.

Section 3.31  NO OTHER REPRESENTATIONS OR WARRANTIES.  THE COMPANY ACKNOWLEDGES AND AGREES THAT (A) EXCEPT AS SET FORTH IN ARTICLE IV, NEITHER PARENT NOR ANY OTHER PERSON MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY IN RESPECT OF PARENT OR MERGER SUB, AND ANY SUCH OTHER REPRESENTATIONS OR WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED, AND (B) THE COMPANY SHALL ONLY BE ENTITLED TO RELY UPON THE REPRESENTATIONS AND WARRANTIES THAT ARE CONTAINED IN ARTICLE IV OF THIS AGREEMENT.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT

Parent represents and warrants to the Company as follows:

Section 4.1  Qualification; Organization.

(a)           Parent is, and Merger Sub will be at the Effective Time, a legal entity duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization.  Parent has, and Merger Sub will have as of the Closing, all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted.

(b)           Parent is, and Merger Sub will be at the Effective Time, qualified to do business and in good standing as a foreign corporation in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, prevent or materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger and the other transactions contemplated hereby (a “Parent Material Adverse Effect”).

Section 4.2  Corporate Authority Relative to This Agreement; No Violation.

(a)           Parent has, and Merger Sub will have at the Effective Time, all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Parent and by Parent, as the sole shareholder of Merger Sub, and no other corporate proceedings on the part of Parent are necessary to authorize the consummation of the transactions contemplated hereby.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will have been, as of the Effective Time, duly and validly authorized by the Board of Directors of Merger Sub, and no other corporate proceedings on the part of Merger Sub will be necessary, as of the Effective Time, to authorize the consummation of the transactions contemplated hereby.  This Agreement has been duly and validly executed and delivered by Parent and, assuming this Agreement constitutes the valid and binding agreement of the Company, this Agreement constitutes the valid and binding agreement of Parent, enforceable against Parent in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(b)           Assuming the receipt or making of all consents, approvals, notices and filings contemplated by Section 3.4(b), and other than in connection with or in compliance with (i) the provisions of the TBCA, (ii) the Exchange Act, (iii) the HSR Act and (iv) the Texas Insurance Code (collectively, the “Parent Approvals”), no authorization, consent or approval of, or filing with, any Governmental Entity is necessary for the consummation by Parent or Merger Sub of the transactions contemplated by this Agreement, except for such authorizations, consents, approvals or filings, that, if not obtained or made, would not have, individually or in the aggregate, a Parent Material Adverse Effect.

(c)           The execution and delivery by Parent of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof by Parent and Merger Sub will not (i) result in any violation of, or default (with or without notice or lapse of time, or both) under, require consent under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of any benefit under any loan, guarantee of indebtedness or credit agreement, note, bond, mortgage, indenture, lease, agreement, contract, instrument, permit, concession, franchise, right or license binding upon Parent or any of its Subsidiaries or result in the creation of any Lien upon any of the properties or assets of Parent or any of its Subsidiaries, (ii) conflict with or result in any violation of any provision of the certificate of incorporation or by-laws or other equivalent organizational document, in each case as amended, of Parent or any of its Subsidiaries or (iii) conflict with or violate any applicable Laws, other than, in the case of clauses (i) and (iii), any such violation, conflict, default, termination, cancellation, acceleration, right, loss or Lien that would not have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 4.3  Litigation.  There are no actions, suits, inquiries, investigations or proceedings pending (or, to the knowledge of Parent, threatened) against or affecting Parent or Merger Sub which would (if adversely determined) prohibit or restrain the ability of Parent or Merger Sub to consummate the Merger or the other transactions contemplated hereby.

Section 4.4  Proxy Statement; Other Information.  None of the information supplied or to be supplied by Parent in writing for inclusion or incorporation by reference in the Proxy Statement will at the time of the mailing of the Proxy Statement to the shareholders of the Company, at the time of the Company Meeting, and at the time of any amendments thereof or supplements thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 4.5  Capital Resources.  Parent has, and Parent and Merger Sub collectively will have at the Effective Time, sufficient cash resources available to pay the aggregate Merger Consideration and the aggregate Option and Stock-Based Consideration, and to pay all fees and expenses payable by them in connection with the Merger and the other transactions contemplated hereby.

Section 4.6  Ownership and Operations of Merger Sub.  At the Effective Time, the authorized capital stock of Merger Sub will consist of 1,000 shares of common stock, par value $1.00 per share, all of which will be validly issued and outstanding.  All of the issued and outstanding capital stock of Merger Sub will be, at the Effective Time, owned by Parent.  At the Effective Time, Merger Sub will not have conducted any business other than incident to its formation and pursuant to this Agreement, the Merger and the other transactions contemplated hereby and the financing of such transactions.

Section 4.7  Finders or Brokers.  Neither Parent nor any of its Subsidiaries has engaged any investment banker, broker or finder in connection with the transactions contemplated by this Agreement who is entitled to any fee or any commission in connection with or upon consummation of the Merger or the other transactions contemplated hereby.

Section 4.8  NO OTHER REPRESENTATIONS OR WARRANTIES.  PARENT ACKNOWLEDGES AND AGREES THAT (A) EXCEPT AS SET FORTH IN ARTICLE III, NEITHER THE COMPANY NOR ANY OTHER PERSON MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY IN RESPECT OF THE COMPANY OR ANY OF ITS ASSETS, LIABILITIES OR OPERATIONS, AND ANY SUCH OTHER REPRESENTATIONS OR WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED, AND (B) PARENT SHALL ONLY BE ENTITLED TO RELY UPON THE REPRESENTATIONS AND WARRANTIES THAT ARE CONTAINED IN ARTICLE III OF THIS AGREEMENT.

ARTICLE V

COVENANTS AND AGREEMENTS

Section 5.1  Conduct of Business by the Company.

(a)           From and after the date hereof and prior to the Effective Time or the date, if any, on which this Agreement is earlier terminated pursuant to Section 7.1 (the “Termination Date”), and except as expressly contemplated or permitted by this Agreement or as disclosed in Section 5.1 of the Company Disclosure Schedule, the Company shall, and shall cause each of its Subsidiaries to (i) conduct its business in the ordinary course consistent with past practices, (ii) use reasonable best efforts to maintain and preserve intact its business organization and advantageous business relationships and to retain the services of its key officers and key employees and (iii) take no action which would adversely affect or delay the ability of any of the parties hereto to obtain any necessary approvals of any regulatory agency or other Governmental Entity required for the transactions contemplated hereby, perform its covenants and agreements under this Agreement or consummate the transactions contemplated hereby or which would otherwise delay or prohibit consummation of the Merger or other transactions contemplated hereby.

(b)           The Company agrees with Parent, on behalf of itself and its Subsidiaries, that between the date hereof and the Effective Time, except as set forth in Section 5.1 of the Company Disclosure Schedule or expressly permitted or contemplated by this Agreement, the Company shall not, and shall not permit any of its Subsidiaries to, without the prior written consent of Parent:

(i)           adjust, split, combine or reclassify any capital stock or otherwise amend the terms of its capital stock;

(ii)          make, declare or pay any dividend, or make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire or encumber, any shares of the Company’s capital stock or any securities or obligations convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any shares of the Company’s capital stock, except in connection with cashless exercises or similar transactions pursuant to the exercise of stock options or other awards issued and outstanding as of the date hereof under the Company Stock Plans;

(iii)         grant any person any right to acquire any shares of its capital stock or any right to any cash payment based on the value of its capital stock;

(iv)         issue any additional shares of capital stock (whether as a new issuance or out of shares of Company Common Stock which constitute treasury shares as of the date of this Agreement) except pursuant to the exercise of stock options or other awards issued under the Company Stock Plans issued and outstanding as of the date hereof and in accordance with the terms of such instruments;

(v)          purchase, sell, transfer, mortgage, encumber or otherwise dispose of any properties or assets having a value in excess of $250,000 in the aggregate, except in connection with investment activities conducted in the ordinary course of business;

(vi)         other than in connection with drawdowns or repayments with respect to existing credit facilities in the ordinary course of business consistent with past practice, redeem, repurchase, prepay, defease, cancel or modify in any material respect the terms of indebtedness for borrowed money or incur, assume, guarantee, or become obligated with respect to any debt, which when taken together with all other debt of the Company and its Subsidiaries would result in there being indebtedness of the Company and its Subsidiaries greater than $15,000,000;

(vii)        make any acquisition of another Person or business, whether by purchase of stock or securities, contributions to capital, property transfers, or entering into binding agreements with respect to any such investment or acquisition;

(viii)       enter into, renew, extend, amend or terminate (A) any Company Material Contract or Contract which if entered into prior to the date hereof would be a Company Material Contract, in each case, other than any Contract relating to indebtedness that would not be prohibited under clause (vi) of this Section 5.1(b) or (B) any Producer Agreement;

(ix)          except to the extent required by Law, as required under the current terms of any Company Benefit Plan or as disclosed in Section 5.1(b)(ix) of the Company Disclosure Schedule, (A) increase in any manner the compensation or benefits of any of its present or former employees, directors, consultants, independent contractors or service providers, (B) pay any pension, severance or retirement benefits not required by any existing plan or agreement to any such present or former employees, directors, consultants, independent contractors or service providers, (C) enter into, amend, alter, adopt, implement or otherwise commit itself to any compensation or benefit plan, program, policy, arrangement or agreement including any pension, retirement, profit-sharing, bonus or other employee benefit or welfare benefit plan, policy, arrangement or agreement or employment, consulting or collective bargaining agreement with or for the benefit of any present or former employee, director, consultant, independent contractor or service provider, (D) accelerate the vesting of, or the lapsing of restrictions with respect to, any stock options or other stock-based compensation, (E) cause the funding of any rabbi trust or similar arrangement or take any action to fund or in any other way secure the payment of compensation or benefits under any Company Benefit Plan or (F) materially change any actuarial or other assumptions used to calculate funding obligations with respect to any Company Benefit Plan or change the manner in which contributions to such plans are made or the basis on which such contributions are determined, except as may be required by GAAP, SAP or applicable Law;

(x)           waive, release, assign, settle or compromise any claim, action or proceeding, other than (A) waivers, releases, assignments, settlements or compromises that involve only the payment of monetary damages not in excess of $250,000 in the aggregate or otherwise pay, discharge or satisfy any claims, liabilities or obligations in excess of such amount and (B) the settlement of policyholder claims in the ordinary course of business consistent with past practice and within the applicable policy limits;

(xi)          amend or waive any provision of its articles of incorporation and by-laws or other equivalent organizational documents or, in the case of the Company, enter into any agreement with any of its shareholders in their capacity as such;

(xii)         adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of such entity;

(xiii)        enter into any new, or amend or otherwise alter any current, Affiliate Transaction or transaction which would be an Affiliate Transaction if such transaction occurred prior to the date hereof;

(xiv)        amend, terminate, waive any rights under, dispose of, or permit to lapse, or otherwise fail to preserve, any (A) license, permit, or other form of authorization of the Company or any of its Subsidiaries (other than a license to transact insurance business), the result of which individually or in the aggregate has or would reasonably be expected to have a Company Material Adverse Effect, or (B) license of Investors Life to transact insurance business;

(xv)         enter into, amend, terminate or waive any rights under any reinsurance, coinsurance, or other similar Contract, as ceding or assuming insurer, except any termination of those Contracts which expire in accordance with their terms;

(xvi)        other than as required by applicable Law, make any settlement of or compromise any Tax liability, change any Tax election or Tax method of accounting or make any new Tax election or adopt any new Tax method of accounting; surrender any right to claim a refund of Taxes; consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment; or take any other action that would have the effect of increasing the Tax liability of the Company or any Subsidiary for any period after the Effective Time;

(xvii)       fail to continuously maintain in full force and effect its current insurance policies described in Section 3.18 (or comparable replacement policies) or fail to pay all related premiums when due; or

(xviii)      agree to take, make any commitment to take, or adopt any resolutions of its Board of Directors in support of, any of the actions prohibited by this Section 5.1(b).

Section 5.2  Investigation.

(a)           From the date hereof until the Effective Time and subject to the requirements of applicable Laws, the Company shall (i) provide to Parent, its counsel, financial advisors, auditors and other authorized representatives reasonable access during normal business hours to the offices, properties, books and records of the Company and its Subsidiaries, (ii) furnish to Parent, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as such persons may reasonably request and (iii) instruct the employees, counsel, financial advisors, auditors and other authorized representatives of the Company and its Subsidiaries to cooperate with Parent in its investigation of the Company and its Subsidiaries, as the case may be.  Any investigation pursuant to this Section 5.2(a) shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the Company and its Subsidiaries.  Notwithstanding the foregoing, the obligation of the Company and its Subsidiaries to provide, or to direct its current or former independent public accountants to provide, copies of any audit work papers or other materials prepared by such independent public accountants shall be subject to the execution by Parent of any agreements required by such independent public accountants in connection therewith.

(b)           Parent hereby agrees that all information provided to it or its counsel, financial advisors, auditors and other authorized representatives in connection with this Agreement and the consummation of the transactions contemplated hereby shall be deemed to be “Confidential Information” to the extent such information would be considered “Confidential Information,” in each case, as such term is used in, and shall be treated in accordance with, the Confidentiality Agreement, dated as of September 12, 2007, between the Company and Parent (the “Confidentiality Agreement”).

Section 5.3  Solicitation.

(a)           The Company shall, and shall (i) cause its and its Subsidiaries’ respective directors, officers and employees to and (ii) direct its agents and representatives, including any investment bankers, attorneys or accountants retained by the Company and its Subsidiaries in connection with the Transactions (such Persons described in the foregoing clauses (i) and (ii), collectively, “Representatives”) to, cease any discussions or negotiations that may be ongoing as of the date of this Agreement with any Person with respect to a Takeover Proposal.  The Company shall not, and shall not authorize or permit its Representatives to, directly or indirectly: (i) solicit, initiate, seek, encourage, facilitate or induce any inquiry with respect to, or the making, submission or announcement of, any Takeover Proposal or any inquiry, offer or proposal that may reasonably be expected to lead to a Takeover Proposal, (ii) participate in any discussions or negotiations regarding, or furnish to any Person or grant access to any Person to any nonpublic information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Takeover Proposal, (iii) engage in discussions with any Person with respect to any Takeover Proposal, (iv) approve, endorse or recommend any Takeover Proposal (except to the extent specifically permitted pursuant to Section 5.3(d) and Section 7.1(c)(ii)), or (v) enter into any letter of intent, merger, acquisition or similar agreement contemplating or otherwise relating to any Takeover Proposal (other than a confidentiality agreement) (each, a “Company Acquisition Agreement”) (except as permitted pursuant to Section 5.3(d) and Section 7.1(c)(ii)).  The Company agrees not to release any third party from, or waive any provision of, or fail to enforce, any confidentiality agreement, standstill agreement or similar agreement to which it is a party related to, or which could affect, a Takeover Proposal and agrees that Parent shall be entitled to enforce the Company’s rights and remedies under and in connection with such agreements.  Notwithstanding the foregoing, the Company and its Representatives may (A) have discussions with any Person who has submitted an unsolicited written bona fide Takeover Proposal in order to (1) clarify and understand the terms and conditions of any Takeover Proposal made by such Person and to determine whether such Takeover Proposal constitutes or could reasonably be expected to lead to a Superior Proposal and (B) inform any Person who makes an inquiry regarding, or submits, a Takeover Proposal of the provisions of this Section 5.3.

(b)           (i) As promptly as practicable (but in no event later than 48 hours) after receipt of any Takeover Proposal, or any request for nonpublic information or inquiry which it reasonably believes could lead to a Takeover Proposal, the Company shall provide Parent with oral and written notice of the material terms and conditions of such Takeover Proposal, request or inquiry, and the identity of the Person making any such Takeover Proposal, request or inquiry and a copy of all written materials provided by or on behalf of such Person to the Company or its Representatives in connection with such Takeover Proposal, request or inquiry.  In addition, the Company shall provide Parent (A) promptly (and in no event later than 48 hours) after receipt a copy of all written materials subsequently provided by the Person making the Takeover Proposal in connection with such Takeover Proposal, request or inquiry and (B) simultaneously with the delivery thereof, a copy of all written materials provided by the Company or its Representatives to the Person making the Takeover Proposal, request or inquiry to the extent not previously provided to Parent; provided that this Section 5.3(b)(i) does not affect the restrictions on the delivery of information to any such person otherwise imposed by this Section 5.3; and

(i)           The Company shall provide Parent with (48) hours prior notice (or such lesser prior notice as is provided to the members of the Company’s Board of Directors) of any meeting of its Board of Directors at which its Board of Directors is reasonably expected to consider any Takeover Proposal.

(c)           Notwithstanding anything to the contrary contained in Section 5.3(a) and under circumstances in which the Company has complied with all of its obligations under Section 5.3(a) and 5.3(b), in the event that, prior to receipt of the Company Shareholder Approval, the Company receives an unsolicited, bona fide written Takeover Proposal that its Board of Directors (or a special committee thereof) has in good faith concluded (following consultation with and the receipt of advice from its outside legal counsel and its financial advisor) is, or is reasonably likely to result in, a Superior Offer, the Company may then take the following actions prior to, but not after, the Company Shareholder Approval if the Company’s Board of Directors, after consultation with and the receipt of advice from its outside legal counsel, determines in good faith that such actions are required by the Board of Directors to comply with its fiduciary duties imposed by applicable law: (i) furnish nonpublic information to the third party making such Takeover Proposal, provided that (A) the Company receives from the third party an executed confidentiality agreement containing customary limitations on the use and disclosure of all nonpublic written and oral information furnished to such third party on its behalf, the terms of which are at least as restrictive as the terms (including the standstill terms regarding limitations on actions, transactions and proposals with respect to the Company and its securities) contained in the Confidentiality Agreement (and containing additional provisions that expressly permit the Company to comply with the provisions of this Section 5.3), and (B) contemporaneously with furnishing any nonpublic information to such third party, it furnishes such nonpublic information to Parent (to the extent such nonpublic information has not been previously so furnished); and (ii) engage in discussions with the third party with respect to the Takeover Proposal, provided that concurrently with engaging in discussions with such third party, it gives Parent written notice of its intention to engage in discussions with such third party.

(d)           Except as expressly permitted by this Section 5.3(d), the Board of Directors of the Company shall not (i) (A) withdraw or modify, in a manner adverse to Parent, the Recommendation or (B) publicly recommend to the shareholders of the Company a Takeover Proposal (any action described in this clause (i) being referred to as a “Company Adverse Recommendation Change”) or (ii) authorize the Company or any of its Subsidiaries to enter into any Company Acquisition Agreement.  Notwithstanding the foregoing, (x) the Board of Directors of the Company may, prior to the receipt of the Company Shareholder Approval, withdraw or modify the Recommendation, or recommend a Takeover Proposal, if after consultation with and the receipt of advice from its outside legal counsel such Board determines in good faith that such action is required in order for the Board of Directors of the Company to comply with its fiduciary duties under applicable law, and (y) if the Board of Directors of the Company receives a Takeover Proposal that such Board determines constitutes a Superior Proposal, the Company or its Subsidiaries may enter into a Company Acquisition Agreement with respect to such Superior Proposal if all of the following conditions in clauses (i) through (v) are met: (i) a Superior Proposal shall have been made and shall not have been withdrawn; (ii) the Company shall have (A) provided to Parent written notice (a “Notice of Superior Proposal”) which shall state expressly (1) that the Company has received a Superior Proposal, (2) the material terms and conditions of the Superior Proposal (and include the most current version of any definitive agreement proposed to be entered into in connection therewith) and the identity of the person, entity or Group making the Superior Proposal, and (3) that the Board intends to effect a Company Adverse Recommendation Change and the manner in which it intends to do so, and (B) made available to Parent all materials and information made available to the person, entity or Group making the Superior Proposal in connection with such Superior Proposal that were not previously made available to Parent; (iii) at least five Business Days shall have elapsed since the Company provided the Notice of Superior Proposal to Parent and Parent shall not have made an offer that the Board of Directors of the Company shall have concluded in good faith (following consultation with and receipt of advice from its financial advisor and outside legal counsel) is at least as favorable, from a financial point of view, to the Company’s shareholders as such Superior Proposal (it being understood and agreed that any amendment to the price or any other material term of a Superior Proposal (such amended Superior Proposal, a “Modified Superior Proposal”) shall require a new Notice of Superior Proposal to Parent and a new five Business Day period with respect to such Modified Superior Proposal); (iv) the Company shall not have breached the provisions in this Section 5.3 and shall not then be in breach of this Section 5.3; and (v) the Company shall have concurrently with entering into such Company Acquisition Agreement terminated this Agreement pursuant to Section 7.1(c)(ii) and paid the Termination Fee.

(e)           For purposes of this Agreement:

“Takeover Proposal” means any inquiry, proposal or offer from any Person (other than Parent and its Subsidiaries) or “Group” (as defined under Section 13(d) of the Exchange Act and the rules and regulations relating to any (A) acquisition of (1) assets of the Company and its Subsidiaries (including securities of Subsidiaries, but excluding sales of assets in the ordinary course of business) equal to 35% or more of the Company’s consolidated assets or to which 35% or more of the Company’s revenues or earnings on a consolidated basis are attributable or (2) all or substantially all of the assets or any of the outstanding equity interests in Investors Life, (B) acquisition of 35% or more of the outstanding Company Common Stock or any outstanding equity interests in Investors Life, (C) tender offer or exchange offer that if consummated would result in any Person beneficially owning 35% or more of the outstanding Company Common Stock or any outstanding equity interests in Investors Life or (D) merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company or Investors Life; in each case, other than the transactions contemplated hereby.

“Superior Proposal” means an unsolicited, bona fide written proposal to acquire, directly or indirectly (whether by way of merger, consolidation, share exchange, business combination, recapitalization, tender or exchange offer, asset sale or otherwise), for consideration consisting of cash and/or securities, more than 50% of the equity securities of the Company or assets of the Company and its Subsidiaries on a consolidated basis, made by a third party, and which is (A) on terms that the Board of Directors of the Company has in good faith concluded (following consultation with and the receipt of advice from its outside legal counsel and its financial adviser), taking into account, among other things, all legal, financial, regulatory and other aspects of the offer, the person, entity or Group making the offer, the source of financing and any amounts payable pursuant to Section 7.2, to be more favorable, from a financial point of view, to the Company’s shareholders (in their capacities as shareholders) than the terms of the Merger and is reasonably capable of being consummated without undue delay on the terms proposed and (B) for which financing, to the extent required, is then committed or which, in the good faith reasonable judgment of the Board of Directors of the Company, following consultation with and the receipt of advice from the Company’s financial advisor, is reasonably capable of being financed by such third party.

(f)           Nothing in this Section 5.3 shall prohibit the Board of Directors of the Company from taking and disclosing to the Company’s shareholders a position as may be required by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation MA promulgated under the Exchange Act, or other applicable Law; provided that (i) the content of any such disclosure thereunder shall be governed by the terms of this Agreement and (ii) the Company shall not make a Company Adverse Recommendation Change to recommend that its shareholders accept a tender or exchange offer or other Takeover Proposal unless specifically permitted pursuant to the terms of Section 5.3(d).  In addition, it is understood and agreed that, for purposes of this Agreement (including Article VII), a factually accurate public statement by the Company that describes the Company’s receipt of a Takeover Proposal and the operation of this Agreement with respect thereto, or any “stop, look and listen” communication by the Board of Directors of the Company pursuant to Rule 14d-9(f) of the Exchange Act, or any similar communication to the shareholders of the Company, shall not constitute a Company Adverse Recommendation Change or a withdrawal or modification, or proposal by the Board of Directors of the Company to withdraw or modify, such Board’s recommendation of this Agreement or the transactions contemplated hereby, or an approval or recommendation with respect to any Takeover Proposal.

Section 5.4  Filings; Other Actions.

(a)           As promptly as practicable following the date of this Agreement, the Company shall prepare the Proxy Statement, and Parent shall cooperate with the Company in connection with the preparation of the Proxy Statement. The Company will use its reasonable best efforts to have the Proxy Statement cleared by the SEC as promptly as practicable after such filing and to be mailed to the Company’s shareholders as promptly as practicable after the Proxy Statement is cleared by the SEC.  The Company shall as promptly as practicable notify Parent of the receipt of any oral or written comments from the SEC relating to the Proxy Statement. The Company shall cooperate and provide Parent with a reasonable opportunity to review and comment on the draft of the Proxy Statement (including each amendment or supplement thereto), and all responses to requests for additional information by and replies to comments of the SEC, prior to filing such with or sending such to the SEC, and Parent and the Company will provide each other with copies of all such filings made and correspondence with the SEC.  The information supplied by each of Parent and the Company in the Proxy Statement shall not, at the date such materials (or any supplement thereto) are first mailed to such shareholders, at the time of the Company Meeting or at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.  If at any time prior to the Effective Time, any information should be discovered by any party hereto which should be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other parties hereto and, to the extent required by applicable Law, an appropriate amendment or supplement describing such information shall be promptly filed by the Company with the SEC and disseminated by the Company to the shareholders of the Company.

(b)           The Company shall (i) take all action necessary in accordance with the TBCA and its articles of incorporation and by-laws to duly call, give notice of, convene and hold a meeting of its shareholders as promptly as reasonably practicable following the mailing of the Proxy Statement, but in no event later than May 31, 2008 (unless such meeting is adjourned or postponed in accordance with the provisions of Section 5.4(c)), for the purpose of obtaining the Company Shareholder Approval (such meeting or any adjournment or postponement thereof, the “Company Meeting”), and (ii) subject to the Board of Directors withdrawal or modification of its Recommendation in accordance with Section 5.3(d), use all reasonable best efforts to solicit from its shareholders proxies in favor of the approval of this Agreement, the Merger and the other transactions contemplated hereby.  Notwithstanding anything in this Agreement to the contrary, unless this Agreement is terminated in accordance with Section 7.1 and subject to compliance with Section 7.2, the Company will (x) take all of the actions contemplated by this Section 5.4 regardless of whether the Board of Directors has approved, endorsed or recommended a Takeover Proposal or has withdrawn, modified or amended the Recommendation, and will submit this Agreement for adoption by the shareholders of the Company at such meeting and (y) will not (1) submit to the vote of its shareholders any Takeover Proposal, or (2) enter into any Company Acquisition Agreement (other than the confidentiality agreement referenced in Section 5.3(c)) with respect to any Takeover Proposal (or resolve to or publicly propose to do any of the foregoing).

(c)           Subject to Section 7.1(b)(i), (i) the Company may adjourn or postpone the Company Meeting if as of the time for which the Company Meeting is originally scheduled (as set forth in the Proxy Statement) there are insufficient shares of capital stock of the Company represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Meeting and (ii) Parent may require the Company to adjourn or postpone the Company Meeting if as of the time for which the Company Meeting is originally scheduled (as set forth in the Proxy Statement) (A) there are insufficient shares of capital stock of the Company represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Meeting or (B) the aggregate number of Dissenting Shares exceeds 10% of the total number of shares of Company Common Stock issued and outstanding as of the record date for the Company Meeting and entitled to vote on the proposed Merger at such meeting; provided that, in no event shall the Company Meeting be delayed to a date that is fewer than six Business Days prior to the End Date.  Except as set forth in the immediately preceding sentence, the Company shall not postpone or adjourn the Company Meeting without the consent of Parent.  The Company shall ensure that the Company Meeting is called, noticed, convened, held and conducted, and that all proxies solicited, by it in connection with the Company Meeting are solicited in compliance with the TBCA, the Company’s organizational documents and all other applicable Laws.

Section 5.5  Stock Options and Other Stock-Based Awards and Employee Matters.

(a)           Stock Options and Other Stock-Based Awards.

(i)           Concurrently with the execution and delivery of this Agreement, the Company is delivering to Parent the Option Cancellation Agreements listed on Schedule B executed by the applicable optionees and shall take all actions necessary to enforce such agreements prior to the Effective Time.

(ii)           Each option or other award to purchase shares of Company Common Stock (each, a “Company Stock Option”) granted under any employee or director equity plans and/or agreements of the Company (the “Company Stock Plans”), whether vested or unvested, that is outstanding immediately prior to the Effective Time shall, as of the Effective Time, become fully vested and be converted into the right to receive from the Surviving Corporation an amount in cash in U.S. dollars equal to the product of (x) the total number of shares of Company Common Stock subject to such Company Stock Option and (y) the excess, if any, of the amount of the Merger Consideration over the exercise price per share of Company Common Stock subject to such Company Stock Option (or if there is not any such excess, zero) with the aggregate amount of such payment rounded to the nearest cent (the aggregate amount of such cash hereinafter referred to as the “Option Consideration”) less such amounts as are required to be withheld or deducted under the Code or any provision of federal, state, local or foreign Tax Law with respect to the making of such payment.  The Surviving Corporation shall make such payment to each holder of Company Stock Options by check within three Business Days following the Effective Time.

(iii)           Each right of any kind, contingent or accrued, to receive shares of Company Common Stock granted under the Company Stock Plans or Company Benefit Plans, other than Company Stock Options (each, other than Company Stock Options, a “Company Stock-Based Award”), whether vested or unvested, which is outstanding immediately prior to the Effective Time shall, as of the Effective Time, cease to represent a right or award with respect to shares of Company Common Stock, shall become fully vested and shall entitle the holder thereof to receive from the Surviving Corporation an amount in cash equal to the Merger Consideration in respect of each Share underlying a particular Company Stock-Based Award (the aggregate amount of such cash, together with the Option Consideration, the “Option and Stock-Based Consideration”) less such amounts as are required to be withheld or deducted under the Code or any provision of federal, state, local or foreign Tax Law with respect to the making of such payment.  The Surviving Corporation shall make such payment to each holder of Company Stock-Based Awards by check within three Business Days following the Effective Time.

(iv)           Each right of any kind, contingent or accrued, to receive any payment or benefit measured in whole or in part by the value of a number of shares of Company Common Stock, other than Company Stock Options and Company Stock-Based Awards (each, other than Company Stock Options and Company Stock-Based Awards, a “Miscellaneous Equity Award”), whether vested or unvested and whether granted under the Company Stock Plans or Company Benefit Plans or otherwise, which is outstanding immediately prior to the Effective Time shall, as of the Effective Time, cease to represent a right or award with respect to shares of Company Common Stock, shall become fully vested and be converted into the right to receive from the Surviving Corporation an amount in cash in U.S. dollars (the “Miscellaneous Equity Award Consideration”), less such amounts as are required to be withheld or deducted under the Code or any provision of federal, state, local or foreign Tax Law with respect to the making of such payment, as determined by the Company and the applicable holder of the Miscellaneous Equity Award as necessary to obtain the waiver and release of such holder such that the holder of such Miscellaneous Equity Award will not be entitled to any payment or benefit as of the Effective Time other than the Miscellaneous Equity Award Consideration.  The Surviving Corporation shall make such payment to each holder of Miscellaneous Equity Awards by check within three Business Days following the Effective Time.

(v)           On and after the date of this Agreement the Company shall not issue any shares of Company Common Stock under or to any plan intended to be qualified under Section 401(a) of the Code; provided, however, that nothing in this Section 5.5 shall prevent the trustee of a trust intended to be exempt from federal income taxation pursuant to Section 501(c)(9) of the Code from funding a Company Benefit Plan intended to be qualified under Section 401(a) of the Code with shares of Company Common Stock (excluding shares held by the Company or any of its Subsidiaries as of the date of this Agreement) purchased in the open market to effect such funding.

(vi)           Prior to the Effective Time, the Company shall take all action necessary (including causing the Board of Directors (or any committees thereof) to take such actions as are allowed by the Company Stock Plans or any option or award agreements) to effectuate the actions contemplated by Section 5.5(a)(ii), Section 5.5(a)(iii), Section 5.5(a)(iv), Section 5.5(a)(v) and Section 5.5(a)(vi) and to ensure that, following the Effective Time, no Person other than Parent and its Subsidiaries shall have any right (A) to acquire equity securities of the Company, the Surviving Corporation or any Subsidiary thereof or (B) to receive any payment or benefit in respect of any equity based compensatory award or warrant other than with respect to the payment of the Option and Stock-Based Consideration and/or the Miscellaneous Equity Award Consideration as provided in this Section 5.5.

(b)           Employee Matters.

(i)           Prior to the Effective Time, the Company shall terminate any Company Benefit Plan maintained pursuant to section 401(k) of the Code (each a “Company 401(k) Plan”) and the Company shall cause the sponsor of any Company 401(k) Plan to take all legal steps to effectuate its termination through resolutions, a consent or as otherwise applicable.  From and after the Effective Time, Parent shall honor all Company Benefit Plans (other than a Company 401(k) Plan) in accordance with their terms as in effect immediately before the Effective Time with respect to benefits earned or accrued immediately prior to the Effective Time, provided that nothing herein shall limit the right of the Company or Parent from amending or terminating such Company Benefit Plans, arrangements and agreements in accordance with their terms.  The Company shall use its reasonable best efforts to ensure that Parent, or a Subsidiary of Parent designated by Parent, may continue to utilize the contracts, policies, and administrative and other agreements underlying the Company Benefit Plans on substantially the same terms and conditions as available to the Company immediately prior to the date hereof.

(ii)           Each individual who was an employee of the Company and its Subsidiaries immediately prior to the Effective Time who shall continue as an employee of the Company or one or more of its Subsidiaries on the date immediately following the Closing Date, other than such employees covered by collective bargaining agreements, (an “Acquired Employee”) shall continue participation in all Company Benefit Plans (other than the Company 401(k) Plan) acquired by the Parent and its Subsidiaries and set forth on Section 3.9(a) of the Company Disclosure Schedule in which such Acquired Employee participated immediately before the Effective Time, to the extent permitted by such plans, pursuant to the terms of such plans as they may be amended by Parent or its Subsidiaries and provided such plans are not terminated by Parent or its Subsidiaries.

(iii)           Nothing herein shall be deemed to be a guarantee of employment for any individual employed by or providing services to the Company or its Subsidiaries prior to the Effective Time (each a “Company Employee”), or to restrict the right of the Surviving Corporation, or any affiliate thereof, to terminate any Company Employee.  Notwithstanding the foregoing provisions of this Section 5.5, nothing contained herein, whether express or implied, (A) shall be treated as an amendment or other modification of any Company Benefit Plan, or (B) shall limit the right of the Surviving Corporation or any of its affiliates to amend, terminate or otherwise modify any Company Benefit Plan following the Effective Time.  Parent and the Company acknowledge and agree that all provisions contained in this Section 5.5 with respect to Company Employees are included for the sole benefit of Parent, Merger Sub and the Company, and that nothing herein, whether express or implied, shall create any third party beneficiary or other rights (y) in any other Person, including, without limitation, any Company Employees, former employees of the Company, any participant in any Company Benefit Plan, or any dependent or beneficiary thereof, or (z) to continued employment with Parent, the Surviving Corporation, or any of their respective affiliates or continued participation in any Company Benefit Plan.

(iv)           From and after the date of this Agreement until the Effective Time, the Company will cooperate with Parent, upon the request of Parent, in Parent’s efforts to enter into such retention arrangements as Parent deems necessary or advisable in order to secure the employment, after the Effective Time, of those Company Employees identified by Parent.

Section 5.6  Efforts.

(a)           Subject to the terms and conditions set forth in this Agreement, each of the parties hereto shall, and the Company shall cause its Subsidiaries to, use its reasonable best efforts (subject to, and in accordance with, applicable Law) to take promptly, or to cause to be taken, all actions, and to do promptly, or to cause to be done, and to assist and to cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective the Merger and the other transactions contemplated hereby, including (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals, including the Company Approvals and the Parent Approvals, from Governmental Entities and the making of all necessary registrations and filings and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity, (ii) the obtaining of all necessary consents, approvals or waivers from third parties, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, (iv) the execution and delivery of any additional instruments reasonably necessary to consummate the transactions contemplated hereby and (v) such actions as necessary to cause the conditions to Closing set forth in Article VI to be satisfied.

(b)           Subject to the terms and conditions herein provided and without limiting the foregoing, the Company and Parent shall (i) promptly after the date hereof, make their respective filings and thereafter make any other required submissions under the HSR Act, (ii) use reasonable best efforts to cooperate with each other in (x) determining whether any filings are required to be made with, or consents, permits, authorizations, waivers or approvals are required to be obtained from, any other Governmental Entities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and (y) timely making all such filings and timely seeking all such consents, permits, authorizations or approvals, (iii) use reasonable best efforts to take, or to cause to be taken, all other actions and to do, or to cause to be done, all other things necessary, proper or advisable to consummate and make effective the Merger and the other transactions contemplated hereby, including taking all such further action as reasonably may be necessary to resolve such objections, if any, as the United States Federal Trade Commission, the Antitrust Division of the United States Department of Justice, state or foreign antitrust enforcement authorities or competition authorities, or other state or federal regulatory authorities of any other nation or other jurisdiction or any other person may assert under Regulatory Law (as hereinafter defined) with respect to the Merger and the other transactions contemplated hereby, and to avoid or eliminate each and every impediment under any Law that may be asserted by any Governmental Entity with respect to the Merger so as to enable the Closing to occur as soon as reasonably possible (and in any event no later than the End Date (as hereinafter defined)), and (iv) subject to applicable legal limitations and the instructions of any Governmental Entity, keep each other apprised of the status of matters relating to the completion of the transactions contemplated by this Agreement, including to the extent permitted by Law promptly furnishing the other with copies of notices or other communications received by the Company or Parent, as the case may be, or any of their Subsidiaries, from any third party and/or any Governmental Entity with respect thereto.

(c)           For purposes of this Agreement, “Regulatory Law” means any and all state, federal and foreign statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other Laws requiring notice to, filings with, or the consent or approval of, any Governmental Entity, or that otherwise may cause any restriction, in connection with the Merger and the transactions contemplated thereby, including (i) the Sherman Act of 1890, the Clayton Antitrust Act of 1914, the HSR Act, the Federal Trade Commission Act of 1914 and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening competition through merger or acquisition, (ii) any Law governing the direct or indirect ownership or control of any of the operations or assets of the Company and its Subsidiaries, including, without limitation, the Texas Insurance Code or (iii) any Law with the purpose of protecting the national security or the national economy of any nation.

(d)           From the date of this Agreement to the Closing Date, the Company will (i) use its reasonable best efforts to continue to correct and eliminate the material weakness of internal control over financial reporting of the Company as described in Item 9A of the 2006 Form 10-K (and any other material weaknesses of internal control over financial reporting of the Company as may have been or hereafter be identified by the Company or identified by the Company’s independent auditors and communicated to the Company), (ii) provide to Parent notice of any material weaknesses of internal control over financial reporting of the Company hereafter identified by the Company or identified by the Company’s independent auditors and communicated to the Company, (iii) provide to Parent and its independent auditors, at Parent’s request, copies of all correspondence and documentation related to the Company’s efforts pursuant to the foregoing clause (i) (including without limitation the work-papers of Deloitte & Touche LLP and BDO Seidman, LLP, relating to their work with the Company regarding the identification and efforts to eliminate the material weaknesses of internal control over financial reporting of the Company which are in the possession of the Company or to which the Company has access) and communications delivered to the Company as contemplated by the foregoing clause (ii), (iv) direct  Deloitte & Touche LLP and BDO Seidman, LLP, to provide to Parent, and use its reasonable best efforts to cause Deloitte & Touche LLP and BDO Seidman, LLP, to provide to Parent, copies of their work papers relating to their work with the Company regarding the identification and efforts to eliminate the material weaknesses of internal control over financial reporting of the Company which are not in the Company’s possession and (v) provide Parent and its independent auditors access to the Company’s management (including internal accounting staff) and independent auditors for the purpose of allowing Parent and its independent auditors to evaluate the Company’s efforts pursuant to the foregoing clause (i) and the effectiveness of actions taken, documentation created and testing conducted by the Company and its independent auditor in furtherance of such efforts.  Notwithstanding the foregoing, the obligation of the Company and its Subsidiaries to provide, or to direct its current or former independent public accountants to provide, copies of any audit work papers or other materials prepared by such independent public accountants shall be subject to the execution by Parent of any agreements required by such independent public accountants in connection therewith.

Section 5.7  Takeover Statute.  If any “fair price,” “moratorium,” “control share acquisition” or other form of anti-takeover statute or regulation shall become applicable to the Merger or the other transactions contemplated, by this Agreement, each of the Company and Parent and the members of their respective Boards of Directors shall grant such approvals and take such actions as are reasonably necessary so that the Merger and the other transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated herein and otherwise act to eliminate or minimize the effects of such statute or regulation on the Merger, and the other transactions contemplated hereby.

Section 5.8  Public Announcements.  The Company and Parent will consult with and provide each other the opportunity to review and comment upon any press release or other public statement or comment prior to the issuance of such press release or other public statement or comment relating to this Agreement or the transactions contemplated herein and shall not issue any such press release or other public statement or comment prior to such consultation except as may be required by applicable Law or by obligations pursuant to any listing agreement with any national securities exchange.  Parent and the Company agree to issue a joint press release announcing the execution and delivery of this Agreement.

Section 5.9  Indemnification and Insurance.

(a)           Parent agrees that all rights to exculpation, indemnification and advancement of expenses for acts or omissions occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, now existing in favor of the current or former directors, officers or employees (in their capacity as such and not as shareholders or option holders of the Company or its Subsidiaries), as the case may be, of the Company or its Subsidiaries as provided in their respective certificates of incorporation or by-laws or other equivalent organization documents, in each case as in effect on the date hereof, copies of which have been provided to Parent, or in any agreement listed in Section 3.20 of the Company Disclosure Schedule shall survive the Merger and shall continue in full force and effect.  For a period of six (6) years from the Effective Time, the Surviving Corporation shall maintain in effect the exculpation, indemnification and advancement of expenses provisions of the Company’s and any of its Subsidiaries’ articles of incorporation and by-laws or other equivalent organization documents as in effect as of the date hereof or in any indemnification agreements of the Company or its Subsidiaries with any of their respective directors, officers or employees in effect as of the date hereof and listed in Section 5.9(a)  of the Company Disclosure Schedule, and shall not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any individuals who at the Effective Time were current or former directors, officers or employees of the Company or any of its Subsidiaries; provided, however, that all rights to indemnification in respect of any Action (as hereinafter defined) pending or asserted or any claim made within such period shall continue until the disposition of such Action or resolution of such claim.

(b)           From and after the Effective Time, the Surviving Corporation shall, to the fullest extent permitted under applicable Law, indemnify and hold harmless (and advance funds in respect of each of the foregoing) each current and former director, officer or employee of the Company or any of its Subsidiaries (each, together with such person’s heirs, executors or administrators, an “Indemnified Party”) against any costs or expenses (including advancing reasonable attorneys’ fees and expenses in advance of the final disposition of any claim, suit, proceeding or investigation to each Indemnified Party to the fullest extent permitted by Law), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative (an “Action”), arising out of, relating to or in connection with any action or omission occurring or alleged to have occurred whether before or after the Effective Time (including acts or omissions in connection with such persons serving as an officer, director or other fiduciary in any entity if such service was at the request or for the benefit of the Company); provided, however, that the Surviving Corporation shall not be liable for any settlement effected without the Surviving Corporation’s prior written consent, and the Surviving Corporation shall not be obligated to pay the fees and expenses of more than one counsel (selected by a plurality of the applicable Indemnified Parties) for all Indemnified Parties in any jurisdiction with respect to any single such claim, action, suit, proceeding or investigation.  It shall be a condition to the advancement of any amounts to be paid in respect of legal and other fees and expenses that the Surviving Corporation receive an undertaking by the Indemnified Party to repay such legal and other fees and expenses paid in advance if it is ultimately determined that such Indemnified Party is not entitled to be indemnified under applicable Law.  In the event of any such Action, the Surviving Corporation shall reasonably cooperate with the Indemnified Party in the defense of any such Action.

(c)           Prior to the Closing Date, the Company shall purchase a “tail policy” of directors’ and officers’ liability insurance and fiduciary liability insurance with respect to matters arising on or before the Effective Time, which policy shall have a term of six years following the Effective Time and shall have at least the same coverage and amounts as, and contain terms and conditions that are not less advantageous in the aggregate than, the current directors’ and officers’ liability insurance and fiduciary liability insurance policies of the Company (the “D&O Tail Policy”); provided, however, that the Company shall in no event pay more than $450,000 in respect of the D&O Tail Policy, but in such case shall purchase as much coverage as reasonably practicable for such amount.  The Company shall cooperate in good faith with Parent to obtain a policy meeting the foregoing criteria (in the Company’s sole judgment) for a commercially reasonable premium.

(d)           The rights of each Indemnified Party hereunder shall be in addition to, and not in limitation of, any other rights such Indemnified Party may have under the articles of incorporation or by-laws or other equivalent organizational documents of the Company or any of its Subsidiaries or the Surviving Corporation, any other indemnification arrangement, the TBCA or otherwise.  The provisions of this Section 5.9 shall survive the consummation of the Merger and expressly are intended to benefit, and are enforceable by, each of the Indemnified Parties.

(e)           In the event the Surviving Corporation or its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then, and in either such case, proper provision shall be made so that the successors and assigns of the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 5.9.

Section 5.10  Notification of Certain Matters.  The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of (a) any notice or other communication received by such party from any Governmental Entity in connection with the Merger or the other transactions contemplated hereby or from any person alleging that the consent of such person is or may be required in connection with the Merger or the other transactions contemplated hereby, (b) any actions, suits, claims, investigations or proceedings commenced or, to such party’s Knowledge, threatened against, relating to or involving or otherwise affecting such party or any of its Subsidiaries which relate to the Merger or the other transactions contemplated hereby, (c) the discovery of any fact or circumstance that, or the occurrence or non-occurrence of any event the occurrence or non-occurrence of which, would cause any representation or warranty made by such party contained in this Agreement (i) that is qualified as to materiality or Company Material Adverse Effect or Parent Material Adverse Effect, as applicable, to be untrue and (ii) that is not so qualified to be untrue in any material respect, and (d) any material failure of such party to comply with or satisfy any covenant or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.10 shall not (x) cure any breach of, or non-compliance with, any other provision of this Agreement or (y) limit the remedies available to the party receiving such notice. The Company shall notify Parent, on a current basis, of any events or changes with respect to any criminal or regulatory investigation or action involving the Company or any of its Affiliates, and shall reasonably cooperate with Parent or its Affiliates in efforts to mitigate any adverse consequences to Parent or its Affiliates which may arise (including by coordinating and providing assistance in meeting with regulators).

Section 5.11  Rule 16b-3.  Prior to the Effective Time, the Company shall take such steps as may be reasonably requested by any party hereto to cause dispositions of Company equity securities (including derivative securities) pursuant to the transactions contemplated by this Agreement by each individual who is a director or officer of the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act in accordance with that certain No-Action Letter dated January 12, 1999, issued by the SEC regarding such matters.

Section 5.12  Resignations.  At or prior to the Closing, the Company shall obtain the resignation, effective as of a time no later than the Effective Time, of each of its and its Subsidiaries’ officers, directors and limited liability company managers, other than those persons whose names are listed in Section 5.12 of the Company Disclosure Schedule, from all such positions such persons hold with the Company and each such Subsidiary, including offices, board positions and committee positions (but not including any person’s employment with the Company or any such Subsidiaries).

Section 5.13  Disposition of Certain Securities.  The Company shall cause Investors Life to dispose of such bonds held by Investors Life (as reflected on Schedule D – Part 1 of the December 31, 2006, Annual Statement or acquired after December 31, 2006) as identified in one or more writings by Parent delivered to the Company no later than five Business Days prior to the Closing Date, such disposition by Investors Life to occur as soon as practicable after any such notice is delivered to the Company but in any event prior to the Closing Date; provided that the par value of the bonds that Parent may require be disposed of pursuant to this Section 5.13 shall not exceed $40 million in the aggregate.

Section 5.14  Director Stock Plan.  The Company will take such actions as may be necessary and appropriate to suspend the ability of participants in the Director Stock Plan to make elections to receive Company Common Stock in lieu of fees between the date of this Agreement and the Closing Date.

Section 5.15  ILCO Investment Plan.  The Company will take such actions as may be necessary and appropriate to cause each participant and beneficiary in the Intercontinental Life Corporation Employees’ 401(k) Savings & Investment Plan (the “ILCO Investment Plan”) whose plan account holds shares of Company Common Stock to be given the opportunity, in accordance with the provisions of Section 9.15 of the ILCO Investment Plan, to direct the trustee of the ILCO Investment Plan as to the manner in which the Company Common Stock which is entitled to vote and which is allocated to the plan account of such participant or beneficiary is to be voted with respect to the Merger.

Section 5.16  Merger Sub Formation and Joinder.  Parent shall, within five (5) Business Days following the date of this Agreement, cause Merger Sub to be formed in accordance with the terms of this Agreement and to execute a joinder to this Agreement in the form attached hereto.  Parent hereby agrees to cause Merger Sub to fulfill all of its obligations under this Agreement and to consummate the transactions contemplated hereby on the terms and subject to the conditions set forth herein.

ARTICLE VI

CONDITIONS TO THE MERGER

Section 6.1  Conditions to Each Party’s Obligation to Effect the Merger.  The respective obligations of each party to effect the Merger shall be subject to the fulfillment (or waiver by all parties) at or prior to the Effective Time of the following conditions:

(a)           The Company Shareholder Approval shall have been obtained.

(b)           The approval of the Merger by the Texas Department of Insurance shall have been obtained.

(c)           No restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger and/or the other transactions contemplated by this Agreement shall be in effect.

(d)           Any applicable waiting period under the HSR Act shall have expired or been earlier terminated.

Section 6.2  Conditions to Obligation of the Company to Effect the Merger.  The obligation of the Company to effect the Merger is further subject to the fulfillment or waiver by the Company of the following conditions:

(a)           The representations and warranties of Parent set forth in this Agreement shall be true and correct in all respects (disregarding any materiality or Parent Material Adverse Effect qualifiers contained therein) at and as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date, except where the failure of such representations or warranties to be so true and correct would not have, individually or in the aggregate, a Parent Material Adverse Effect; provided, however, that, representations and warranties that are made as of a particular date or period shall be true and correct only as of such date or period.

(b)           Parent shall have in all material respects performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Effective Time.

(c)           Parent shall have delivered to the Company a certificate, dated the Effective Time and signed by its Chief Executive Officer or another senior executive officer, certifying to the effect that the conditions set forth in Sections 6.2(a) and 6.2(b) have been satisfied.

Section 6.3  Conditions to Obligation of Parent and Merger Sub to Effect the Merger.  The obligation of Parent and Merger Sub to effect the Merger is further subject to the fulfillment or waiver by Parent of the following conditions:

(a)           The representations and warranties of the Company set forth in this Agreement shall be true and correct in all respects (disregarding any materiality or Company Material Adverse Effect qualifiers contained therein) at and as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date, except where the failure of such representations or warranties to be so true and correct would not have, individually or in the aggregate, a Company Material Adverse Effect; provided, however, that, representations and warranties that are made as of a particular date or period shall be true and correct only as of such date or period.

(b)           The Company shall have in all material respects performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Effective Time.

(c)           The Company shall have delivered to Parent a certificate, dated the Effective Time and signed by its Chief Executive Officer or another senior executive officer, certifying to the effect that the conditions set forth in Sections 6.3(a) and 6.3(b) have been satisfied.

(d)           Approvals.  The Company shall have delivered to Parent certified copies of resolutions duly adopted by the Company’s Board of Directors and shareholders evidencing the approval of this Agreement and the Merger and the other transactions contemplated hereby.

(e)           Material Adverse Effect.  No Company Material Adverse Effect shall have occurred since September 30, 2007.

(f)           No Litigation.  There shall not be pending or threatened any material suit, action, proceeding or investigation which would reasonably be expected to result in a Company Material Adverse Effect.

(g)           Option Cancellation Agreements.  The Option Cancellation Agreements listed on Schedule B shall be in full force and effect.

(h)           Capitalization.  There shall not be any shares of capital stock of the Company outstanding immediately prior to the Effective Time other than a number of shares of Company Common Stock equal to or less than the sum of (i) the Maximum Closing Number and (ii) 1,000,000, and there shall not be outstanding any Excess Equity Awards that are not subject to an Option Cancellation Agreement and for which the aggregate payment obligation under this Agreement would exceed $100,000.

(i)           Financial Requirements.  As of the end of the Company’s most recent fiscal quarter or fiscal year, as applicable, for which financial statements have been filed with the SEC, (i) the shareholders’ equity of the Company as determined in accordance with GAAP applied on a basis consistent with the preparation of the Unaudited Financial Statements shall not be less than $67,758,960 (exclusive of other comprehensive income or loss and (ii) the capital and surplus of Investors Life, as determined in accordance with SAP applied on a basis consistent with the September 30, 2007 Quarterly Statement shall not be less than $41,301,103.

(j)           Termination of Marketing/Administration Agreements.

(i)           The Administrative Services Agreement between Investors Life and Direct Insurance Marketing Administrators Corporation dated August 1, 2005, as extended by letter agreement dated August 2, 2007 (the “DIMA Agreement”), shall have terminated as of December 31, 2007, in accordance with its terms without any further liability or obligation of the Company or any of its Subsidiaries under the DIMA Agreement and (except as permitted by this Section 6.3(j)) the Company shall not have amended, modified or extended the DIMA Agreement, or the DIMA Agreement shall have been amended to reduce the fees payable by Investors Life under the DIMA Agreement to an amount as agreed upon in writing by Parent.

(ii)           The agreement between Investors Life and Dennis Sherrod, dated August 31, 2005, shall have terminated no later than the 31st day after the date of this Agreement without any further liability or obligation of the Company or any of its Subsidiaries under such agreement (other than commissions due and payable in accordance with paragraph 9 of such agreement).

(iii)           The General Agent Agreement between Investors Life and North American Life Plans, LLC, dated February 14, 2007, shall have terminated no later than the 31st day after the date of this Agreement, without any further liability or obligation of the Company or any of its Subsidiaries under such agreement (other than commissions due and payable in accordance with paragraph 9 of such agreement).

(k)           Termination of DLB Agreement.  The engagement letter dated February 1, 2007, between the Company and DLB Capital Fund FNIN, LLC (the “DLB Agreement”), shall have been terminated as permitted therein, or shall terminate in accordance with its terms, no later than January 31, 2008, without any further liability or obligation of the Company or its Subsidiaries under the DLB Agreement other than the payment of a fee by the Company to DLB Capital Fund FNIN, LLC upon consummation of the Merger in an amount not to exceed $600,000, and, other than a termination of the DLB Agreement prior to January 31, 2008, as permitted therein, the Company shall not have amended, renewed, waived any rights under or otherwise modified the DLB Agreement or any compensation or consideration payable thereunder.

ARTICLE VII

TERMINATION

Section 7.1  Termination or Abandonment.  Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and abandoned at any time prior to the Effective Time, whether before or after any approval of the matters presented in connection with the Merger by the shareholders of the Company (except with respect to Section 7.1(c)(ii), in which case the termination must be prior to receipt of the Company Shareholder Approval):

(a)           by the mutual written consent of the Company and Parent;

(b)           by either the Company or Parent, if:

(i)           the Effective Time shall not have occurred on or before June 30, 2008 (the “End Date”), provided that the party seeking to terminate this Agreement pursuant to this Section 7.1(b)(i) shall not have breached its obligations under this Agreement in any manner that shall have proximately caused the failure to consummate the Merger on or before the End Date;

(ii)           an injunction, other legal restraint or order shall have been entered permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger and such injunction, other legal restraint or order shall have become final and non-appealable; provided, however, that the right to terminate this Agreement under this Section 7.1(b)(ii) shall not be available to any party until such party has used all reasonable best efforts to remove such injunction or other legal restraint or order; or

(iii)           (A) the Company Meeting (including any adjournments thereof) shall have concluded and the Company Shareholder Approval contemplated by this Agreement shall not have been obtained by reason of the failure to obtain the required vote upon a vote held at a duly held meeting of shareholders, or at any adjournment thereof, or (B) if at a duly held meeting of the Company’s shareholders, no vote shall have been taken in respect of the Company Shareholder Approval; provided, however, that the right to terminate this Agreement under this Section 7.1(b)(iii) shall not be available to the Company if the Company’s failure to fulfill any covenant or agreement under this Agreement has been the cause of or resulted in the failure to obtain the Company Shareholder Approval;

(c)           by the Company, if:

(i)           Parent shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (A) would result in a failure of a condition set forth in Section 6.1 or 6.2 and (B) cannot be cured by the End Date; provided, that the Company shall have given Parent written notice, delivered at least thirty (30) days prior to such termination (or such shorter period as is between the date of such notice and the End Date), stating the Company’s intention to terminate this Agreement pursuant to this Section 7.1(c)(i) and the basis for such termination; and provided, further, that the Company is not then in material breach of this Agreement so as to cause any of the conditions set forth in Section 6.1 or 6.3 not to be satisfied; or

(ii)           prior to receipt of the Company Shareholder Approval, (A) the Board of Directors of the Company shall have concluded in good faith (after consultation with and the receipt of advice from its outside legal counsel and its financial advisor) that it has received a Superior Proposal, (B) the Board of Directors of the Company shall have authorized the Company, subject to complying with the terms of Section 5.3 and this Section 7.1(c)(ii), to enter into a binding written Company Acquisition Agreement concerning the Superior Proposal and the Company shall have (1) provided to Parent a Notice of Superior Proposal with respect to such Superior Proposal, (2) complied with Section 5.3 and (3) provided to Parent written notice that the Company intends to enter into a binding written Company Acquisition Agreement with respect to such Superior Proposal, (C) the Company shall have made available to Parent all materials and information made available to the person, entity or Group making the Superior Proposal in connection with such Superior Proposal that were not previously made available to Parent, (D) at least five Business Days shall have elapsed since the Company provided the written notice described in clause (B) of this Section 7.1(c)(ii) and Parent shall not have made an offer that the Board of Directors of the Company shall have concluded in good faith (following consultation with and receipt of advice from its financial advisor and outside legal counsel) is at least as favorable, from a financial point of view, to the Company shareholders as such Superior Proposal (it being understood and agreed that, prior to any termination pursuant to this Section 7.1(c)(ii) taking effect, the Company’s receipt of a Modified Superior Proposal shall require a new written notice described in clause (B) of this Section 7.1(c)(ii) and a new five Business Day period with respect to such Modified Superior Proposal), (E) the Company (1) shall not have breached the provisions set forth in Section 5.3 and (2) shall not then be in breach of Section 5.3, and (F) the Company enters into a definitive Company Acquisition Agreement and tenders to Parent payment in full of the amount specified in Section 7.2 concurrently with delivery of notice of termination pursuant to this Section 7.1(c)(ii).

(d)           by Parent, if:

(i)           the Company shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (A) would result in a failure of a condition set forth in Section 6.1 or 6.3 and (B) cannot be cured by the End Date; provided, that Parent shall have given the Company written notice, delivered at least thirty (30) days prior to such termination (or shorter period as is between the date of such notice and the End Date), stating Parent’s intention to terminate this Agreement pursuant to this Section 7.1(d)(i) and the basis for such termination; and provided, further, that Parent is not then in material breach of this Agreement so as to cause any of the conditions set forth in Section 6.1 or Section 6.2 not to be satisfied; or

(ii)           after the date hereof there has been any Company Material Adverse Effect;

(e)           by Parent in the event that (i) the Board of Directors of the Company shall have failed to reaffirm publicly its approval, as soon as reasonably practicable, and in no event later than three Business Days, after Parent’s request for such reaffirmation, of the Merger and the transactions contemplated by this Agreement, or shall have resolved not to reaffirm the Merger, or (ii) the Board of Directors of the Company shall have failed to include in the Proxy Statement its recommendation, without modification or qualification, that the Company shareholders approve this Agreement and the Merger, or (iii) the Board of Directors of the Company shall have a Company Adverse Recommendation Change, or (iv) the Board of Directors of the Company, within ten Business Days after commencement of any tender or exchange offer for any shares of Company Common Stock, shall have failed to recommend against acceptance of such tender or exchange offer by its shareholders or shall have taken no position with respect to the acceptance of such tender or exchange offer by its shareholders, or (v) the Board of Directors of the Company shall have approved, endorsed or recommended any Takeover Proposal other than the Merger;

A terminating party shall provide written notice of termination to the other party specifying the reason for such termination.  In exercising its termination rights under Section 7.1(e), Parent may condition the effectiveness of any such termination upon receipt of the Termination Fee that is payable to Parent pursuant to Section 7.2(a)(ii), if applicable, upon such termination of this Agreement.

In the event of termination of this Agreement pursuant to this Section 7.1, this Agreement shall terminate (except for the Confidentiality Agreement and the provisions of Section 7.2 and Article VIII), and there shall be no other liability on the part of the Company or Parent and Merger Sub to the other except liability arising out of any willful breach of any of the representations, warranties or covenants in this Agreement (subject to any express limitations set forth in this Agreement) or as provided for in the Confidentiality Agreement, in which case the aggrieved party shall be entitled to all rights and remedies available at law or in equity.

Section 7.2  Termination Fee, Expenses.

(a)           The Company shall pay to Parent a termination fee of $2,500,000 (the “Termination Fee”) in the event that:

(i)           this Agreement is terminated by the Company pursuant to Section 7.1(ii);

(ii)           this Agreement is terminated by the Parent pursuant to Section 7.1(e) and, at the time of the event giving rise to such termination right under Section 7.1(e), a Person has not made or otherwise publicly announced or communicated to the Board of Directors of the Company or holders of Company Common Stock a Takeover Proposal;

(iii)           (A) any Person makes or otherwise publicly announces or communicates to the Board of Directors of the Company or the holders of Company Common Stock a Takeover Proposal, (B) an event giving Parent the right to terminate this Agreement pursuant to Section 7.1(e) thereafter occurs, (C) this Agreement is thereafter terminated by Parent pursuant to Section 7.1(e) and (D) within twelve months of the date of such termination the Company consummates a Takeover Proposal; or

(iv)           (A) any Person makes or otherwise publicly announces or communicates to the Board of Directors of the Company or the holders of Company Common Stock a Takeover Proposal, (B) this Agreement is thereafter terminated pursuant to Section 7.1(b)(i) or Section 7.1(b)(iii) and (C) within twelve months of the date of such termination the Company consummates a Takeover Proposal.

Payment of the Termination Fee (x) under Section 7.2(a)(i) shall be paid by wire transfer of same-day funds on the date of termination of this Agreement, and payment of the Termination Fee shall be a condition precedent to the effectiveness of any such termination of this Agreement, (y) under Section 7.2(a)(ii) shall be paid by wire transfer of same day funds within two Business Days after the date of the Company’s receipt of written termination of this Agreement and (z) under Section 7.2(a)(iii) or Section 7.2(a)(iv) shall be made (provided that the Company may prepay such Termination Fee payable pursuant to Section 7.2(a)(iii) or Section 7.2(a)(iv)).

(b)           In the event that this Agreement is terminated pursuant to Section 7.1(b)(i) (and at the time of termination any Person had made or otherwise publicly announced or communicated to the Board of Directors of the Company or holders of Company Common Stock a Takeover Proposal), 7.1(b)(iii), 7.1(c)(ii) or 7.1(e), the Company shall pay upon demand, or shall cause to be paid, in same day funds to Parent, or its designee, such amount as may be required to reimburse Parent and its Affiliates (the “Reimbursement Amount”) for all reasonable out of pocket fees, costs and expenses incurred by any of them in connection with their due diligence efforts, the negotiation of this Agreement and the preparation for consummation of the transactions contemplated hereby, including, without limitation, (i) fees, costs and expenses of accountants, counsel, financial advisors and other similar advisors and (ii) fees paid to any Governmental Entity (collectively, “Expenses”); provided however, the Reimbursement Amount shall not exceed $500,000.

(c)           The parties hereto acknowledge that the agreements contained in this Section 7.2 are an integral part of the transactions contemplated by this Agreement, and that without these agreements, they would not enter into this Agreement.  Accordingly, if the Company fails to pay promptly any fee payable by it pursuant to this Section 7.2, then the Company shall pay to Parent Parent’s costs and expenses (including attorneys’ fees) in connection with collecting such fee, together with interest on the amount of the fee at the rate of LIBOR plus 150 basis points (the “Applicable Rate”) from the date such payment was due under this Agreement until the date of payment.  The fees and Expenses payable by the Company pursuant to this Section 7.2 shall be paid by the Company without reservation of rights or protests, and the Company upon making any such payment shall be deemed to have released and waived any and all claims that it may have to recover such amounts.

(d)           Nothing contained in this Section 7.2 shall constitute or shall be deemed to constitute liquidated damages for the willful breach by the Company of the terms of this Agreement or otherwise limit the rights of Parent.

Section 7.3  Parent Termination Fee; Expenses.

(a)           If this Agreement is terminated by the Company pursuant to Section 7.1(b)(i) or Section 7.1(c)(i) and, in the case of Section 7.1(b)(i), the Effective Time shall not have occurred solely as a result of Parent’s or Merger’s Sub’s failure to effect the Closing in breach of this Agreement, then (i) Parent shall pay, or cause to be paid, to the Company by wire transfer of same day funds within two business days after the date of termination of this Agreement an amount equal to $2,500,000 (the “Parent Termination Fee”) and (ii) Parent shall pay upon demand, or shall cause to be paid, in same day funds to the Company, or its designee, such amount as may be required to reimburse the Company and its Affiliates (the “Company Reimbursement Amount”) for all Expenses; provided, however, the Company Reimbursement Amount shall not exceed $500,000.

(b)           THE PARTIES HERETO ACKNOWLEDGE THAT THE AGREEMENTS CONTAINED IN THIS SECTION 7.3 ARE AN INTEGRAL PART OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND THAT THE PARENT TERMINATION FEE IS NOT A PENALTY, BUT RATHER IS LIQUIDATED DAMAGES IN A REASONABLE AMOUNT THAT WILL COMPENSATE THE COMPANY FOR THE EFFORTS AND RESOURCES EXPENDED AND OPPORTUNITIES FOREGONE WHILE NEGOTIATING THIS AGREEMENT AND IN RELIANCE ON THIS AGREEMENT AND ON THE EXPECTATION OF THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND FOR LOSSES AND DAMAGES LIKELY TO BE INCURRED OR SUFFERED AS A RESULT OF TERMINATION IN THE CIRCUMSTANCES DESCRIBED IN SECTION 7.3(a), WHICH AMOUNT WOULD OTHERWISE BE IMPOSSIBLE TO CALCULATE WITH PRECISION.  ANYTHING IN THIS AGREEMENT TO THE CONTRARY NOTWITHSTANDING, IF THIS AGREEMENT IS TERMINATED PURSUANT TO SECTION 7.1 UNDER CIRCUMSTANCES WHERE THE PARENT TERMINATION FEE IS PAYABLE PURSUANT TO THIS SECTION 7.3, THEN THE COMPANY’S RIGHT TO RECEIPT OF PAYMENT OF THE PARENT TERMINATION FEE SHALL BE THE SOLE AND EXCLUSIVE REMEDY AGAINST PARENT, MERGER SUB AND ANY OF THEIR RESPECTIVE REPRESENTATIVES, AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES OR STOCKHOLDERS FOR ANY LOSS OR DAMAGE SUFFERED BY THE COMPANY, ITS SUBSIDIARIES AND THE SHAREHOLDERS OF THE COMPANY AS A RESULT OF A BREACH OF OR FAILURE TO PERFORM BY PARENT OR MERGER SUB OF ANY REPRESENTATION, WARRANTY, COVENANT OR AGREEMENT OF PARENT OR MERGER SUB SET FORTH IN THIS AGREEMENT.

Section 7.4  Extension; Waiver.  At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Boards of Directors, may, to the extent legally allowed, extend the time for the performance of any of the obligations or other acts of the other parties hereto.  Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

ARTICLE VIII

MISCELLANEOUS

Section 8.1  No Survival of Representations and Warranties.  None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Merger.

Section 8.2  Expenses.  Except as set forth in Section 7.2, whether or not the Merger is consummated, all costs and expenses incurred in connection with the Merger, this Agreement and the transactions contemplated hereby shall be paid by the party incurring or required to incur such expenses.

Section 8.3  Counterparts; Effectiveness.  This Agreement may be executed in two or more consecutive counterparts (including by facsimile), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by telecopy or otherwise) to the other parties.

Section 8.4  Governing Law.  This Agreement, and all claims or causes of action (whether at law, in contract or in tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

Section 8.5  Jurisdiction.  Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in any federal or state court located in the State of Texas.  Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than the aforesaid courts.  Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 8.5, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by the applicable law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject mater hereof, may not be enforced in or by such courts.

Section 8.6  WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 8.7  Notices.  Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission (provided that any notice received by facsimile transmission or otherwise at the addressee’s location on any Business Day after 5:00 p.m. (addressee’s local time) shall be deemed to have been received at 9:00 a.m. (addressee’s local time) on the next Business Day), by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

To Parent or Merger Sub:

Americo Life, Inc.
300 West 11th
Kansas City, Missouri  64105
Telecopy:  (816) 391-2246
Attention:  Gary L. Muller, Chief Executive Officer

with a copy to:

Lathrop & Gage, LC
2345 Grand Boulevard, Suite 2800
Kansas City, Missouri  64108

Telecopy:  (816) 292-2001
Attention:  Thomas M. Higgins, III

To the Company:

Financial Industries Corporation
6500 River Place Blvd., Building I
Austin, Texas  78730
Telecopy:  (512) 404-5051
Attention:  R. Keith Long

with a copy to:

Weil, Gotshal & Manges LLP
200 Crescent Court, Suite 300
Dallas, Texas  75201
Telecopy:  (214) 746-7777
Attention:  Michael A. Saslaw

or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed.  Any party to this Agreement may notify any other party of any changes to the address or any of the other details specified in this paragraph; provided, however, that such notification shall only be effective on the date specified in such notice or five (5) Business Days after the notice is given, whichever is later.  Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.

Section 8.8  Assignment; Binding Effect.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that, without written consent of any party hereto, (a) Merger Sub may assign, in its sole discretion, any of or all of its rights, interest and obligations under this agreement to Parent or to any direct or indirect wholly-owned subsidiary of Parent and (b) Merger Sub and/or Parent may assign its rights hereunder as collateral security to any lender to Merger Sub and/or Parent or an Affiliate of Merger Sub and/or Parent, as the case may be, but, in each case, no such assignment shall relieve Merger Sub and/or Parent, as applicable, of its obligations hereunder.  Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8.9  Severability.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction.  If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

Section 8.10  Entire Agreement; No Third-Party Beneficiaries.  This Agreement (including the exhibits and schedules hereto) and the Confidentiality Agreement constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof and thereof and, except as set forth in Section 5.9, is not intended to and shall not confer upon any person (including without limitation the shareholders of the Company) other than the parties hereto any rights or remedies hereunder.

Section 8.11  Amendments; Waivers.  At any time prior to the Effective Time, any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and Parent, or in the case of a waiver, by the party against whom the waiver is to be effective; provided, however, that after receipt of Company Shareholder Approval, if any such amendment or wavier shall by applicable Law or in accordance with the rules and regulations of the NASDAQ Stock Market, if applicable, require further approval of the shareholders of the Company, the effectiveness of such amendment or waiver shall be subject to the approval of the shareholders of the Company.  Notwithstanding the foregoing, no failure or delay by the Company or Parent in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

Section 8.12  Headings.  Headings of the Articles and Sections of this Agreement are for convenience of the parties only and shall be given no substantive or interpretive effect whatsoever.  The table of contents to this Agreement is for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 8.13  Interpretation.  When a reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The words “deliver” or “delivered” shall be deemed to include making available in an online data room under an appropriate heading reasonably identifying such material.  All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term.  Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.  Each of the parties has participated in the drafting and negotiation of this Agreement.  If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement.  Any statute defined or referred to herein or in any agreement or instrument referred to herein shall mean such statute as from time to time amended, modified or supplemented, including by succession of comparable successor statutes. Any time materiality of effect is measured with respect to the Company and its Subsidiaries, the interests not owned directly or indirectly by the Company and its wholly owned Subsidiaries shall be excluded.

Section 8.14  No Recourse.  This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and no past, present or future Affiliate, director, officer, employee, incorporator, member, manager, partner, shareholder, agent, attorney or representative of any party hereto shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby.

Section 8.15  Specific Performance.  (a) The parties hereto agree that irreparable damage would occur in the event that any provision of this Agreement were not performed by the Company in accordance with the terms hereof and that, prior to the termination of this Agreement pursuant to Article VII, Parent and Merger Sub shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity if they are not in material breach of any of their respective obligations hereunder.  The parties acknowledge that the Company shall not be entitled to an injunction or injunctions to prevent breaches of this Agreement by Parent or Merger Sub or any remedy to enforce specifically the terms and provisions of this Agreement and that the Company’s sole and exclusive remedies with respect to any such breach shall be the remedies set forth in Article VII.

Section 8.16  Certain Definitions.  For purposes of this Agreement, the following terms will have the following meanings when used herein:

(a)           “Affiliates” shall mean, as to any person, any other person which, directly or indirectly, controls, or is controlled by, or is under common control with, such person. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

(b)           “Annual Statement” shall mean any annual statutory statement of Investors Life filed with or submitted to the insurance regulatory authority in the State of Texas on forms prescribed or permitted by such authority.

(c)           “Business Day” shall mean any day other than a Saturday, Sunday or a day on which the banks in New York are authorized by law or executive order to be closed.  References in this Agreement to specific laws or to specific provisions of laws shall include all rules and regulations promulgated thereunder.

(d)           “Company Pension Plans” shall mean the FLIC Pension Plan and the ILC Pension Plan.

(e)           “Consolidated Group” shall mean any affiliated, combined, consolidated, unitary or similar group with respect to any Taxes, including any affiliated group within the meaning of Section 1504 of the Code electing to file consolidated federal income Tax Returns and any similar group under foreign, state, or local law.

(f)            “Contracts” shall mean any contracts, agreements, licenses, notes, bonds, mortgages, indentures, commitments, leases or other instruments or obligations, whether written or oral.

(g)           “FLIC Pension Plan” means the Family Life Insurance Company Employees Retirement Plan, as amended from time to time.

(h)           “ILC Pension Plan” means the Intercontinental Life Corporation Employees Retirement Income Plan, as amended from time to time.

(i)            “Knowledge” means, with respect to the Company, the knowledge, after reasonable inquiry, of William B. Prouty, Michael P. Hydanus and Vincent L. Kasch.

(j)           “Orders” or “orders” shall mean any orders, judgments, injunctions, awards, decrees or writs handed down, adopted or imposed by, including any consent decree, settlement agreement or similar written agreement with, any Governmental Entity.

(k)           “Permitted Exceptions” shall mean (i) all defects, exceptions, restrictions, easements, rights of way and encumbrances disclosed in policies of title insurance which have been made available to Parent; (ii) statutory liens for current Taxes, assessments or other governmental charges not yet delinquent or the amount or validity of which is being contested in good faith by appropriate proceedings, provided an appropriate reserve has been established therefor in the Audited Financial Statements or the Unaudited Financial Statements in accordance with GAAP; (iii) mechanics’, carriers’, workers’, repairers’ or other similar Liens arising or incurred in the ordinary course of business and related to obligations which are not past due; (iv) zoning, entitlement and other land use and environmental regulations of any Governmental Entity and (v) and other title excerptions, defects, encumbrances and other matters, whether or not of record, which in the aggregate do not materially affect the continued use of the applicable property for the purposes for which such property is currently being used or contemplated to be used by the Company or a Subsidiary of the Company.

(l)            “person” or “Person” shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity, group (as such term is used in Section 13 of the Exchange Act) or organization, including, without limitation, a Governmental Entity, and any permitted successors and assigns of such person.

(m)           “Quarterly Statement” shall mean any quarterly statement of Investors Life filed with or submitted to the insurance regulatory authority in the State of Texas on forms prescribed or permitted by such authority.

(n)           “Reinsurance Agreement” shall mean all assumed and ceded reinsurance, coinsurance and retrocession agreements, Contracts, treaties, obligations, instruments or other reinsurance, coinsurance or retrocession commitments, arrangements or undertakings of any kind under which the Company or any of its Subsidiaries has ceded or assumed any liability under any Policy or to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective property or assets may be bound or affected (including Contracts pursuant to which either of the Company or any of the Subsidiaries receives or has received surplus relief) or under which the Company or any of its Subsidiaries otherwise may be entitled to any payment of any amounts.

(o)           “SAP” shall mean the accounting practices required or permitted by the insurance regulatory authority in the state of domicile of the specified life insurance company, consistently applied throughout the specified period and in the comparable period in the immediately preceding year.

(p)           “Subsidiaries” of any party shall mean any corporation, partnership, association, trust or other form of legal entity of which (i) more than 50% of the outstanding voting securities are on the date hereof directly or indirectly owned by such party, or (ii) such party or any Subsidiary of such party is a general partner.

(q)           “September 2007 Form 10-Q” shall mean the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2007, filed with the SEC on November 9, 2007.

(r)           “2006 Form 10-K” shall mean the Company’s Annual Report on Form 10-K for the period ended December 31, 2006, filed with the SEC on May 31, 2007.

(s)           Each of the following terms is defined in the Sections set forth opposite such term:

Acquired Employee	Section 5.5(b)(ii)
Action	Section 5.9(b)
Affiliate Transaction	Section 3.10(a)
Agreement	Preamble
Applicable Rate	Section 7.2®
Articles of Merger	Section 1.3
Audited Financial Statements	Section 3.5(b)
Bankruptcy and Equity Exception	Section 3.4(a)
Book Entry Shares	Section 2.2(a)
Cancelled Shares	Section 2.1(b)
Certificates	Section 2.2(a)
Closing	Section 1.2
Closing Date	Section 1.2
COBRA	Section 3.9(g)
Code	Section 2.2(b)(iii)
Company	Preamble

Company 401(k) Plan	Section 5.5(b)(i)
Company Acquisition Agreement	Section 5.3(a)
Company Adverse Recommendation Change	Section 5.3(d)
Company Approvals	Section 3.4(b)
Company Benefit Plans	Section 3.9(a)
Company Common Stock	Section 2.1(a)
Company Consolidated Group	Section 3.14(e)
Company Disclosure Schedule	Article III
Company Employee	Section 5.5(b)(iii)
Company Material Adverse Effect	Section 3.1(c)
Company Material Contracts	Section 3.20(a)
Company Meeting	Section 5.4(b)
Company Permits	Section 3.7(c)
Company SEC Documents	Section 3.5(a)
Company Reimbursement Amount	Section 7.3(a)
Company Shareholder Approval	Section 3.4(a)
Company Stock Option	Section 5.5(a)(ii)
Company Stock Plans	Section 5.5(a)(ii)
Company Stock-Based Award	Section 5.5(a)(iii)
Confidentiality Agreement	Section 5.2(b)
D&O Tail Policy	Section 5.9(c)
Deposit	Section 3.28(c)
DIMA Agreement	Section 6.3(j)(i)
Director Stock Plan	Section 3.9(k)
Dissenting Shareholders	Section 2.1(e)
Dissenting Shares	Section 2.1(e)
DLB Agreement	Section 6.3(k)
Effective Time	Section 1.3
Employees	Section 3.15(b)
End Date	Section 7.1(b)(i)
Environmental Law	Section 3.8(b)
ERISA	Section 3.9(a)
ERISA Affiliate	Section 3.9(d)
Excess Equity Awards	Section 2.1(f)(ii)
Exchange Act	Section 3.4(b)
Exchange Fund	Section 2.2(a)
Excluded Shares	Section 2.1(e)
Expenses	Section 7.2(b)
GAAP	Section 3.5(b)
Governmental Entity	Section 3.4(b)
Hazardous Substance	Section 3.8(c)
HSR Act	Section 3.4(b)
ILCO Investment Plan	Section 5.15
Indemnified Party	Section 5.9(b)
Insurance Contract	Section 3.14(k)
Insurance License	Section 3.26(a)

Insurance Producers	Section 3.30(a)
Intellectual Property	Section 3.16
Investors Life	Section 3.2(a)
IRS	Section 3.9(c)
Law	Section 3.7(a)
Laws	Section 3.7(a)
Liens	Section 3.3
Maximum Closing Number	Section 2.1(f)(i)
MECs	Section 3.14(k)
Merger	Recitals
Merger Consideration	Section 2.1(a)
Merger Sub	Recitals
Miscellaneous Equity Award	Section 5.5(a)(iv)
Miscellaneous Equity Award Consideration	Section 5.5(a)(iv)
Modified Superior Proposal	Section 5.3(d)
Notice of Superior Proposal	Section 5.3(d)
Option and Stock-Based Consideration	Section 5.5(a)(iii)
Option Consideration	Section 5.5(a)(ii)
Parent	Preamble
Parent Approvals	Section 4.2(b)
Parent Material Adverse Effect	Section 4.1(b)
Parent Termination Fee	Section 7.3(a)
Paying Agent	Section 2.2(a)
PBGC	Section 3.9(d)
Policies	Section 3.27(a)
Producer Agreements	Section 3.30(a)
Proxy Statement	Section 3.13
Recommendation	Section 3.4(a)
Regulatory Law	Section 5.6(c)
Reimbursement Amount	Section 7.2(b)
Remaining Shares	Section 2.1(a)
Representatives	Section 5.3(a)
SEC	Section 3.5(a)
Securities Act	Section 3.3
Share	Section 2.1(a)
Stock Voting Agreements	Recitals
Superior Proposal	Section 5.3(e)
Surviving Corporation	Section 1.1
Takeover Proposal	Section 5.3(e)
Tax Returns	Section 3.14(m)
Taxes	Section 3.14(m)
Taxing Authority	Section 3.14(m)
TBCA	Section 1.1
Termination Date	Section 5.1(a)
Termination Fee	Section 7.2(a)
Title IV Plan	Section 3.9(d)

Unaudited Financial Statements	Section 3.5(b)
WARN Act	Section 3.15(g)

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

AMERICO LIFE, INC.

By:	/s/ Gary L. Muller
Gary L. Muller
Chief Executive Officer

FINANCIAL INDUSTRIES CORPORATION

By:	/s/ William B. Prouty
William B. Prouty
Chief Executive Officer

Signature Page to
Agreement and Plan of Merger

The undersigned hereby agrees that by its execution hereof, the undersigned becomes a party to this Agreement (and is hereby making the representations and warranties set forth in Article IV of this Agreement) and is entitled to all of the rights and bound by all of the restrictions, conditions and obligations applicable to Merger Sub set forth in this Agreement as if the undersigned were an original party hereto.

IN WITNESS WHEREOF, the undersigned has executed this Agreement on this 22nd day of January, 2008.

AMERICO ACQUISITION CORP.

By:	/s/ Gary L. Muller
Name:	Gary L. Muller
Title:	Chief Executive Officer

Joinder to
Agreement and Plan of Merger

AMENDMENT NO. 1 TO
AGREEMENT AND PLAN OF MERGER

This Amendment No. 1 to Agreement and Plan of Merger (the “Amendment”) is dated February 20, 2008 and is among Financial Industries Corporation (the “Company”), Americo Life, Inc. (“Parent”), and Americo Acquisition Corp. (the “Merger Sub”).

WHEREAS, the Company, Parent and Merger Sub are parties to that certain Agreement and Plan of Merger dated January 14, 2008 (the “Agreement”); and

WHEREAS, the Agreement contemplates that Merger Sub would be a direct, wholly-owned subsidiary of Parent at the time Merger Sub executed a joinder to the Agreement and at the Effective Time; and

WHEREAS, Parent now desires that Merger Sub instead be a direct wholly owned subsidiary of Americo Financial Life and Annuity Insurance Company, a Texas corporation, whose parent is United Fidelity Life Insurance Company, a Texas corporation, whose parent is Parent; and

WHEREAS, the Agreement incorrectly states the date of the Confidentiality Agreement between the Company and Parent; and

WHEREAS, the parties wish to amend the Agreement in the manner provided in this Amendment to memorialize the ownership of Merger Sub and to correct the date of the Confidentiality Agreement;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.           Amendment to First Recital.  The first recital of the Agreement is hereby amended by deleting the word “direct” from the first line of the recital and substituting the word “indirect” in its place.

2.           Amendment to Section 1.1.  Section 1.1 of the Agreement is hereby amended by deleting the word “direct” from the last sentence of the section and substituting the word “indirect” in its place.

3.           Amendment to Section 4.6.  Section 4.6 of the Agreement is hereby amended by deleting the second sentence of the section in its entirety and substituting the following sentence in its place: “All of the issued and outstanding capital stock of Merger Sub will be, at the Effective Time, owned by Americo Financial Life and Annuity Insurance Company, a Texas corporation and an indirect, wholly-owned subsidiary of Parent.”

4.           Amendment to Section 5.2.  Section 5.2(b) of the Agreement is hereby amended by deleting “September 12, 2007” and substituting “January 11, 2008” in its place.

5.           Other Provisions.  This Amendment will form a part of the Agreement for all purposes, and the Agreement and this Amendment will be read together.  Except as amended by this Amendment, the Agreement will remain in full force and effect.   This Amendment may be executed in two or more counterparts and by different parties on separate counterparts, each of which will be an original, but all of which together will constitute one and the same instrument.  Counterparts may be delivered by facsimile or other electronic means.  Except as otherwise defined in this Amendment, the capitalized terms used in this Amendment have the same meanings ascribed to them in the Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties caused this Amendment No. 1 to Agreement and Plan of Merger to be executed by their respective duly authorized officers as of the date first above written.

AMERICO LIFE, INC.

By:	/s/ William T. Marden
William T. Marden, President

AMERICO ACQUISITION CORP.

By:	/s/ William T. Marden
William T. Marden, President

FINANCIAL INDUSTRIES CORPORATION

By:	/s/ William B. Prouty
William B. Prouty, CEO

Signature Page to
Amendment No. 1 to Agreement and Plan of Merger

Annex B

KBW Fairness Opinion

January 14, 2008

The Board of Directors
Financial Industries Corporation
6500 River Place Boulevard
Building One
Austin, TX 78730

Members of the Board:

You have requested our opinion as investment bankers as to the fairness, from a financial point of view, to the holders of common shares (as defined below) of Financial Industries Corporation (“Target”) of the Merger Consideration (defined below) in the proposed merger (the “Merger”) of FIC Merger Sub (“Merger Sub”), a Texas Corporation, with and into Target, pursuant to the Agreement and Plan of Merger (the “Agreement”), dated as of January 14, 2008, by and among Target, Merger Sub, and Americo Life, Inc. (“Parent”), a Texas Corporation.  Pursuant to the terms of the Agreement, each outstanding share of common stock, par value $0.20 per share, of Target (the “Common Shares”) will be converted into the right to receive $7.25 in cash (the “Merger Consideration”) payable to the holder thereof, without interest, upon surrender of the certificate representing such common stock.

Keefe, Bruyette & Woods, Inc., has acted as financial advisor to the Target.  As part of our investment banking business, we are continually engaged in the valuation of insurance company and insurance holding company securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes.  As specialists in the securities of insurance companies, we have experience in, and knowledge of, the valuation of insurance enterprises.  In the ordinary course of our business as a broker-dealer, we may, from time to time purchase securities from, and sell securities to, Target and Acquiror, and as a market maker in securities, we may from time to time have a long or short position in, and buy or sell, debt or equity securities of Target and Acquiror for our own account and for the accounts of our customers.  To the extent we have any such position as of the date of this opinion it has been disclosed to Target.  We have acted exclusively for the Board of Directors of Target in acting as financial advisor and rendering this fairness opinion and will receive a fee from Target for our services.  A portion of our fee is contingent upon the successful completion of the Merger. We will also be entitled to a fee upon delivery of this opinion.

During the past two years we acted as financial advisor to Target in its sale of Family Life Insurance Company and delivered a fairness opinion to the Target’s Board.  We earned customary fees for our services.

In connection with this opinion, we have reviewed, analyzed and relied upon material bearing upon the financial and operating condition of Target and the Merger, including among other things, the following:

(i)	the terms of the Agreement, in the form of a draft provided to us on January 14, 2008;

(ii)	reaction to the Target’s public announcement that it was exploring strategic alternatives and the broad market process that was engaged in by Target and managed by us;

(iii)	the Annual Reports to Stockholders and Annual Reports on Form 10-K for the three years ended December 31, 2006 of Target and Acquiror;

(iv)	certain interim reports to stockholders and Quarterly Reports on Form 10-Q of Target and certain other communications from Target and Acquiror to their respective stockholders;

(v)	certain operating, financial and actuarial information relating to Target’s business and prospects, including actuarial projections, all as prepared and provided to us by Target’s management; and

(vi)	other financial information concerning the businesses and operations of Target furnished to us by Target for purposes of our analysis.

We have also held discussions with senior management of Target regarding the past and current business operations, regulatory relations, financial condition and future prospects of Target and such other matters as we have deemed relevant to our inquiry.  In addition, we have compared certain financial and stock market information for Target with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the insurance industry and performed such other studies and analyses as we considered appropriate.

In conducting our review and arriving at our opinion, we have relied upon the accuracy and completeness of all of the financial and other information provided to us or publicly available and we have not independently verified the accuracy or completeness of any such information or assumed any responsibility for such verification or accuracy.  We have relied upon the management of Target as to the reasonableness and achievability of the financial and operating forecasts and projections (and the assumptions and bases therefore) provided to us, and we have assumed that such forecasts and projections reflect the best currently available estimates and judgments of Target and that such forecasts and projections will be realized in the amounts and in the time periods currently estimated by Target. We are not experts in the independent verification of the adequacy of reserves for loss and loss adjustment expenses and we have assumed, with Target’s consent, that the aggregate reserves for loss and loss adjustment expenses for Target are adequate to cover such losses.  In rendering our opinion, we have not made or obtained any evaluations or appraisals of the property of Target or Parent, nor have we examined any individual underwriting files of Target.

We have assumed that, in all respects material to our analyses, the following:  (i) the Merger will be completed substantially in accordance with the terms set forth in the Agreement as provided in the draft reviewed by us and that “Parent” and “Merger Sub” will be defined therein as defined above; (ii) the representations and warranties of each party in the Agreement and in all related documents and instruments referred to in the Agreement are true and correct; (iii) each party to the Agreement and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents; (iv) all conditions to the completion of the Merger will be satisfied without any waivers; and (v) in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Merger, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, will be imposed that will have a material adverse effect on the future results of operations or financial condition of the combined entity or the contemplated benefits of the Merger, including the cost savings, revenue enhancements and related expenses expected to result from the Merger.

We have considered such financial and other factors as we have deemed appropriate under the circumstances, including, among others, the following:  (i) the historical and current financial position and results of operations of Target and Acquiror; (ii) the assets and liabilities of Target and Acquiror; and (iii) the nature and terms of certain other merger transactions involving insurance company and insurance holding companies.  We have also taken into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuation and knowledge of the insurance industry generally.  Our opinion is necessarily based upon conditions as they exist and can be evaluated on the date hereof and the information made available to us through the date hereof.  Our opinion does not address the underlying business decision of the Target to engage in the Merger, or the relative merits of the Merger as compared to any strategic alternatives or alternative transactions that may be or may have been available to the Target. We express no opinion as to the fairness of the Merger Consideration relative to the consideration that a shareholder would receive upon exercise of dissenters’ rights under Texas law.

We understand that the per share Merger Consideration payable in the Merger is subject to downward adjustment to the extent that the number of shares outstanding and the number of shares underlying options outstanding as of the closing exceeds certain thresholds. For purposes of this opinion, we have assumed, with your permission, that there will be no such adjustment.

We are not expressing any opinion about the fairness of the amount or nature of the compensation to any of the Target’s officers, directors or employees, or any class of such persons, relative to the compensation to the public shareholders of the Target.

This opinion has been reviewed and approved by our Fairness Opinion Committee in conformity with our policies and procedures established under the requirements of Rule 2290 of the NASD Rules of the Financial Institutions Regulatory Authority.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration in the Merger is fair, from a financial point of view, to holders of the Common Shares.

Very truly yours,

/s/ Keefe, Bruyette & Woods, Inc.

Keefe, Bruyette & Woods, Inc.

Annex C

TEXAS BUSINESS CORPORATION ACT
Articles 5.11 through 5.13

Article 5.11.  Rights of Dissenting Shareholders in the Event of Certain Corporate Actions.

A.	Any shareholder of a domestic corporation shall have the right to dissent from any of the following corporate actions:

(1)
Any plan of merger to which the corporation is a party if shareholder approval is required by Article 5.03 or 5.16 of this Act and the shareholder holds shares of a class or series that was entitled to vote thereon as a class or otherwise;

(2)
Any sale, lease, exchange or other disposition (not including any pledge, mortgage, deed of trust or trust indenture unless otherwise provided in the articles of incorporation) of all, or substantially all, the property and assets, with or without good will, of a corporation if special authorization of the shareholders is required by this Act and the shareholders hold shares of a class or series that was entitled to vote thereon as a class or otherwise;

(3)	Any plan of exchange pursuant to Article 5.02 of this Act in which the shares of the corporation of the class or series held by the shareholder are to be acquired.

B.
Notwithstanding the provisions of Section A of this Article, a shareholder shall not have the right to dissent from any plan of merger in which there is a single surviving or new domestic or foreign corporation, or from any plan of exchange, if:

(1)
the shares, or depository receipts in respect of the shares, held by the shareholder are part of a class or series, shares, or depository receipts in respect of the shares, of which are on the record date fixed to determine the shareholders entitled to vote on the plan of merger or plan of exchange:

(a)	listed on a national securities exchange;

(b)
listed on the Nasdaq Stock Market (or successor quotation system) or designated as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or successor entity;  or

(c)	held of record by not less than 2,000 holders;

(2)
the shareholder is not required by the terms of the plan of merger or plan of exchange to accept for the shareholder's shares any consideration that is different than the consideration (other than cash in lieu of fractional shares that the shareholder would otherwise be entitled to receive) to be provided to any other holder of shares of the same class or series of shares held by such shareholder;  and

(3)	the shareholder is not required by the terms of the plan of merger or the plan of exchange to accept for the shareholder's shares any consideration other than:

(a)
shares, or depository receipts in respect of the shares, of a domestic or foreign corporation that, immediately after the effective time of the merger or exchange, will be part of a class or series, shares, or depository receipts in respect of the shares, of which are:

(i)	listed, or authorized for listing upon official notice of issuance, on a national securities exchange;

(ii)	approved for quotation as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or successor entity; or

(iii)	held of record by not less than 2,000 holders;

(b)	cash in lieu of fractional shares otherwise entitled to be received; or

(c)	any combination of the securities and cash described in Subdivisions (a) and (b) of this subsection.

Acts 1955, 54th Leg., p. 239, ch. 64, eff. Sept. 6, 1955.  Amended by Acts 1957, 55th Leg., p. 111, ch. 54, Sec. 10;  Acts 1973, 63rd Leg., p. 1508, ch. 545, Sec. 36, eff. Aug. 27, 1973;  Acts 1989, 71st Leg., ch. 801, Sec. 34, eff. Aug. 28, 1989;  Acts 1991, 72nd Leg., ch. 901, Sec. 32, eff. Aug. 26, 1991;  Acts 1997, 75th Leg., ch. 375, Sec. 29, eff. Sept. 1, 1997.

Sec. B amended by Acts 2003, 78th Leg., ch. 238, Sec. 31, eff. Sept. 1, 2003.

Article 5.12.  Procedure for Dissent by Shareholders as to Said Corporate Actions.

A.
Any shareholder of any domestic corporation who has the right to dissent from any of the corporate actions referred to in Article 5.11 of this Act may exercise that right to dissent only by complying with the following procedures:

(1) (a)
With respect to proposed corporate action that is submitted to a vote of shareholders at a meeting, the shareholder shall file with the corporation, prior to the meeting, a written objection to the action, setting out that the shareholder's right to dissent will be exercised if the action is effective and giving the shareholder's address, to which notice thereof shall be delivered or mailed in that event.  If the action is effected and the shareholder shall not have voted in favor of the action, the corporation, in the case of action other than a merger, or the surviving or new corporation (foreign or domestic) or other entity that is liable to discharge the shareholder's right of dissent, in the case of a merger, shall, within ten (10) days after the action is effected, deliver or mail to the shareholder written notice that the action has been effected, and the shareholder may, within ten (10) days from the delivery or mailing of the notice, make written demand on the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, for payment of the fair value of the shareholder's shares.  The fair value of the shares shall be the value thereof as of the day immediately preceding the meeting, excluding any appreciation or depreciation in anticipation of the proposed action.  In computing the fair value of the shares under this article, consideration must be given to the value of the corporation as a going concern without including in the computation of value any control premium, any minority discount, or any discount for lack of marketability.  If the corporation has different classes or series of shares, the relative rights and preferences of and limitations placed on the class or series of shares, other than relative voting rights, held by the dissenting shareholder must be taken into account in the computation of value.  The demand shall state the number and class of the shares owned by the shareholder and the fair value of the shares as estimated by the shareholder.  Any shareholder failing to make demand within the ten (10) day period shall be bound by the action.

(b)
With respect to proposed corporate action that is approved pursuant to Section A of Article 9.10 of this Act, the corporation, in the case of action other than a merger, and the surviving or new corporation (foreign or domestic) or other entity that is liable to discharge the shareholder's right of dissent, in the case of a merger, shall, within ten (10) days after the date the action is effected, mail to each shareholder of record as of the effective date of the action notice of the fact and date of the action and that the shareholder may exercise the shareholder's right to dissent from the action.  The notice shall be accompanied by a copy of this Article and any articles or documents filed by the corporation with the Secretary of State to effect the action.  If the shareholder shall not have consented to the taking of the action, the shareholder may, within twenty (20) days after the mailing of the notice, make written demand on the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, for payment of the fair value of the shareholder's shares.  The fair value of the shares shall be the value thereof as of the date the written consent authorizing the action was delivered to the corporation pursuant to Section A of Article 9.10 of this Act, excluding any appreciation or depreciation in anticipation of the action.  The demand shall state the number and class of shares owned by the dissenting shareholder and the fair value of the shares as estimated by the shareholder.  Any shareholder failing to make demand within the twenty (20) day period shall be bound by the action.

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(2)
Within twenty (20) days after receipt by the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, of a demand for payment made by a dissenting shareholder in accordance with Subsection (1) of this Section, the corporation (foreign or domestic) or other entity shall deliver or mail to the shareholder a written notice that shall either set out that the corporation (foreign or domestic) or other entity accepts the amount claimed in the demand and agrees to pay that amount within ninety (90) days after the date on which the action was effected, and, in the case of shares represented by certificates, upon the surrender of the certificates duly endorsed, or shall contain an estimate by the corporation (foreign or domestic) or other entity of the fair value of the shares, together with an offer to pay the amount of that estimate within ninety (90) days after the date on which the action was effected, upon receipt of notice within sixty (60) days after that date from the shareholder that the shareholder agrees to accept that amount and, in the case of shares represented by certificates, upon the surrender of the certificates duly endorsed.

(3)
If, within sixty (60) days after the date on which the corporate action was effected, the value of the shares is agreed upon between the shareholder and the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, payment for the shares shall be made within ninety (90) days after the date on which the action was effected and, in the case of shares represented by certificates, upon surrender of the certificates duly endorsed.  Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares or in the corporation.

B.
If, within the period of sixty (60) days after the date on which the corporate action was effected, the shareholder and the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, do not so agree, then the shareholder or the corporation (foreign or domestic) or other entity may, within sixty (60) days after the expiration of the sixty (60) day period, file a petition in any court of competent jurisdiction in the county in which the principal office of the domestic corporation is located, asking for a finding and determination of the fair value of the shareholder's shares.  Upon the filing of any such petition by the shareholder, service of a copy thereof shall be made upon the corporation (foreign or domestic) or other entity, which shall, within ten (10) days after service, file in the office of the clerk of the court in which the petition was filed a list containing the names and addresses of all shareholders of the domestic corporation who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the corporation (foreign or domestic) or other entity.  If the petition shall be filed by the corporation (foreign or domestic) or other entity, the petition shall be accompanied by such a list.  The clerk of the court shall give notice of the time and place fixed for the hearing of the petition by registered mail to the corporation (foreign or domestic) or other entity and to the shareholders named on the list at the addresses therein stated.  The forms of the notices by mail shall be approved by the court.  All shareholders thus notified and the corporation (foreign or domestic) or other entity shall thereafter be bound by the final judgment of the court.

C.
After the hearing of the petition, the court shall determine the shareholders who have complied with the provisions of this Article and have become entitled to the valuation of and payment for their shares, and shall appoint one or more qualified appraisers to determine that value.  The appraisers shall have power to examine any of the books and records of the corporation the shares of which they are charged with the duty of valuing, and they shall make a determination of the fair value of the shares upon such investigation as to them may seem proper.  The appraisers shall also afford a reasonable opportunity to the parties interested to submit to them pertinent evidence as to the value of the shares.  The appraisers shall also have such power and authority as may be conferred on Masters in Chancery by the Rules of Civil Procedure or by the order of their appointment.

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D.
The appraisers shall determine the fair value of the shares of the shareholders adjudged by the court to be entitled to payment for their shares and shall file their report of that value in the office of the clerk of the court.  Notice of the filing of the report shall be given by the clerk to the parties in interest.  The report shall be subject to exceptions to be heard before the court both upon the law and the facts.  The court shall by its judgment determine the fair value of the shares of the shareholders entitled to payment for their shares and shall direct the payment of that value by the existing, surviving, or new corporation (foreign or domestic) or other entity, together with interest thereon, beginning 91 days after the date on which the applicable corporate action from which the shareholder elected to dissent was effected to the date of such judgment, to the shareholders entitled to payment.  The judgment shall be payable to the holders of uncertificated shares immediately but to the holders of shares represented by certificates only upon, and simultaneously with, the surrender to the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, of duly endorsed certificates for those shares.  Upon payment of the judgment, the dissenting shareholders shall cease to have any interest in those shares or in the corporation.  The court shall allow the appraisers a reasonable fee as court costs, and all court costs shall be allotted between the parties in the manner that the court determines to be fair and equitable.

E.
Shares acquired by the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, pursuant to the payment of the agreed value of the shares or pursuant to payment of the judgment entered for the value of the shares, as in this Article provided, shall, in the case of a merger, be treated as provided in the plan of merger and, in all other cases, may be held and disposed of by the corporation as in the case of other treasury shares.

F.
The provisions of this Article shall not apply to a merger if, on the date of the filing of the articles of merger, the surviving corporation is the owner of all the outstanding shares of the other corporations, domestic or foreign, that are parties to the merger.

G.
In the absence of fraud in the transaction, the remedy provided by this Article to a shareholder objecting to any corporate action referred to in Article 5.11 of this Act is the exclusive remedy for the recovery of the value of his shares or money damages to the shareholder with respect to the action.  If the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, complies with the requirements of this Article, any shareholder who fails to comply with the requirements of this Article shall not be entitled to bring suit for the recovery of the value of his shares or money damages to the shareholder with respect to the action.

Acts 1955, 54th Leg., p. 239, ch. 64, eff. Sept. 6, 1955.  Amended by Acts 1967, 60th Leg., p. 1721, ch. 657, Sec. 12, eff. June 17, 1967;  Acts 1983, 68th Leg., p. 2570, ch. 442, Sec. 9, eff. Sept. 1, 1983;  Acts 1987, 70th Leg., ch. 93, Sec. 27, eff. Aug. 31, 1987;  Acts 1989, 71st Leg., ch. 801, Sec. 35, eff. Aug. 28, 1989;  Acts 1993, 73rd Leg., ch. 215, Sec. 2.16, eff. Sept. 1, 1993.

Amended by:

Acts 2005, 79th Leg., Ch. 67, Sec. 13, eff. September 1, 2005.

Acts 2007, 80th Leg., R.S., Ch. 688, Sec. 141, eff. September 1, 2007.

Article 5.13.  Provisions Affecting Remedies of Dissenting Shareholders.

A.
Any shareholder who has demanded payment for his shares in accordance with either Article 5.12 or 5.16 of this Act shall not thereafter be entitled to vote or exercise any other rights of a shareholder except the right to receive payment for his shares pursuant to the provisions of those articles and the right to maintain an appropriate action to obtain relief on the ground that the corporate action would be or was fraudulent, and the respective shares for which payment has been demanded shall not thereafter be considered outstanding for the purposes of any subsequent vote of shareholders.

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B.
Upon receiving a demand for payment from any dissenting shareholder, the corporation shall make an appropriate notation thereof in its shareholder records.  Within twenty (20) days after demanding payment for his shares in accordance with either Article 5.12 or 5.16 of this Act, each holder of certificates representing shares so demanding payment shall submit such certificates to the corporation for notation thereon that such demand has been made.  The failure of holders of certificated shares to do so shall, at the option of the corporation, terminate such shareholder's rights under Articles 5.12 and 5.16 of this Act unless a court of competent jurisdiction for good and sufficient cause shown shall otherwise direct.  If uncertificated shares for which payment has been demanded or shares represented by a certificate on which notation has been so made shall be transferred, any new certificate issued therefor shall bear similar notation together with the name of the original dissenting holder of such shares and a transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making demand for payment of the fair value thereof.

C.
Any shareholder who has demanded payment for his shares in accordance with either Article 5.12 or 5.16 of this Act may withdraw such demand at any time before payment for his shares or before any petition has been filed pursuant to Article 5.12 or 5.16 of this Act asking for a finding and determination of the fair value of such shares, but no such demand may be withdrawn after such payment has been made or, unless the corporation shall consent thereto, after any such petition has been filed.  If, however, such demand shall be withdrawn as hereinbefore provided, or if pursuant to Section B of this Article the corporation shall terminate the shareholder's rights under Article 5.12 or 5.16 of this Act, as the case may be, or if no petition asking for a finding and determination of fair value of such shares by a court shall have been filed within the time provided in Article 5.12 or 5.16 of this Act, as the case may be, or if after the hearing of a petition filed pursuant to Article 5.12 or 5.16, the court shall determine that such shareholder is not entitled to the relief provided by those articles, then, in any such case, such shareholder and all persons claiming under him shall be conclusively presumed to have approved and ratified the corporate action from which he dissented and shall be bound thereby, the right of such shareholder to be paid the fair value of his shares shall cease, and his status as a shareholder shall be restored without prejudice to any corporate proceedings which may have been taken during the interim, and such shareholder shall be entitled to receive any dividends or other distributions made to shareholders in the interim.

Acts 1955, 54th Leg., p. 239, ch. 64, eff. Sept. 6, 1955.  Amended by Acts 1967, 60th Leg., p. 1723, ch. 657, Sec. 13, eff. June 17, 1967;  Acts 1983, 68th Leg., p. 2573, ch. 442, Sec. 10, eff. Sept. 1, 1983;  Acts 1993, 73rd Leg., ch. 215, Sec. 2.17, eff. Sept. 1, 1993.

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Annex D

FORM OF STOCK VOTING AGREEMENT

This STOCK VOTING AGREEMENT is made and entered into as of January 14, 2008 (this “Agreement”), among the undersigned shareholder (“Shareholder”), Financial Industries Corporation, a Texas corporation (the “Company”), and Americo Life, Inc. a Missouri corporation (“Parent”).

RECITALS

A.            Concurrently with the execution of this Agreement, Parent and the Company have entered into an Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”), pursuant to which a Texas corporation and a direct wholly-owned subsidiary of Parent (“Merger Sub”) will merge with and into Company (the “Merger”).

B.            As of the date hereof, Shareholder Beneficially Owns (as defined below) the number of Shares (as defined below) of capital stock of the Company as set forth on the signature page of this Agreement.

C.            In order to induce Parent to execute the Merger Agreement, Shareholder desires to restrict the transfer or disposition of, and desires to vote, his, her or its Shares as provided in this Agreement, and the execution and delivery of this Agreement is a material condition to Parent’s willingness to enter into the Merger Agreement.

D.            As a shareholder of the Company, Shareholder will benefit from the execution and delivery of the Merger Agreement and the consummation of the transactions contemplated thereby.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.             Certain Definitions.  Capitalized terms used but not defined herein and defined in the Merger Agreement shall have the meanings ascribed to them in the Merger Agreement.  For purposes of this Agreement:

(a)            A Person shall be deemed to “Beneficially Own” a security if such Person has “beneficial ownership” of such security as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

(b)            “Constructive Sale” means, with respect to any security, a short sale or entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of materially changing the economic benefits and risks of ownership of such security.

(c)            “Expiration Date” means the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement and (ii) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article VII thereof.

(d)            “Options” means: (i) all securities Beneficially Owned by Shareholder as of the date of this Agreement that are convertible into, or exercisable or exchangeable for, shares of capital stock of the Company, including, without limitation, options, warrants and other rights to acquire shares of Company Common Stock or other shares of capital stock of the Company; and (ii) all securities of which Shareholder acquires Beneficial Ownership during the period from the date of this Agreement through and including the Expiration Date that are convertible into, or exercisable or exchangeable for, shares of capital stock of the Company, including, without limitation, options, warrants and other rights to acquire shares of Company Common Stock or other shares of capital stock of the Company.

(e)            “Person” means any (i) individual, (ii) corporation, limited liability company, partnership, limited partnership or other entity, or (iii) Governmental Entity.

(f)             “Shares” means: (i) all shares of capital stock of the Company Beneficially Owned by Shareholder as of the date of this Agreement; and (ii) all shares of capital stock of the Company of which Shareholder acquires Beneficial Ownership during the period from the date of this Agreement through and including the Expiration Date, including, without limitation, in each case, shares issued upon the conversion, exercise or exchange of Options.

(g)           “Transfer” means, with respect to any security, the direct or indirect (i) assignment, sale, transfer, tender, pledge, hypothecation, placement in voting trust, Constructive Sale or other disposition of such security (excluding transfers by testamentary or intestate succession), of any right, title or interest in such security (including, without limitation, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise) or of the record or beneficial ownership of such security, or (ii) offer to make any such sale, transfer, tender, pledge, hypothecation, placement in voting trust, Constructive Sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.

2.             No Transfer of Shares or Options.  Shareholder agrees that, at all times during the period beginning on the date hereof and ending on the Expiration Date, Shareholder shall not Transfer (or cause or permit any Transfer of) any Shares or Options, or make any agreement relating thereto, in each case, without the prior written consent of Parent.  Shareholder agrees that any Transfer in violation of this Agreement shall be void ab initio and of no force or effect.  Shareholder hereby agrees with, and covenants to, each other party hereto that Shareholder shall not request that the Company register the Transfer (book entry or otherwise) of any certificate or uncertified interest representing any of its Shares, unless such Transfer is made in compliance with this Agreement.  Shareholder shall notify Parent promptly, but in no event later than two business days, of the number of any Shares or Options acquired by Shareholder after the date hereof.

3.             No Transfer of Voting Rights.  Shareholder agrees that, during the period from the date of this Agreement through and including the Expiration Date, Shareholder shall not deposit (or cause or permit the deposit of) any Shares or Options in a voting trust or grant (or cause or permit the grant of) any proxy or enter into (or cause or permit the entry into) any voting agreement or similar agreement with respect to any of the Shares or Options other than as contemplated by this Agreement and the Merger Agreement.

4.             Agreement to Vote Shares.

(a)           Until the Expiration Date, at every meeting of shareholders of the Company, however called, at every adjournment or postponement thereof, and on every action or approval by written consent of shareholders of the Company with respect to any of the following, Shareholder shall vote all of the Shares or cause the Shares to be voted:

(i)           in favor of (1) the approval of the Merger and the Merger Agreement, including all actions and transactions contemplated by the Merger Agreement and (2) any other actions presented to holders of shares of capital stock of the Company in furtherance of the Merger Agreement, the Merger and the other actions and transaction contemplated by the Merger Agreement;

(ii)          against approval of any proposal made in opposition to, or in competition with, the Merger Agreement or consummation of the Merger and the other transactions contemplated by the Merger Agreement;

(iii)         except as otherwise agreed to in writing in advance by Parent, against any action that is intended, or could reasonably be expected, in any manner to impede, frustrate, prevent, nullify, interfere with, delay, postpone, discourage or otherwise adversely affect the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement, in accordance with the terms thereof, including without limitation, any action which could result in a breach in any respect of any covenant, representation or warranty or other obligation or agreement of the Company under the Merger Agreement or this Agreement.

(b)           Shareholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with or violative of this Section 4.

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5.             No Solicitation.  Shareholder will not, and will direct and cause its officers, directors, employees, representatives and other agents, including investment bankers, attorneys and accountants (to the extent Shareholder has the authority to control the actions of such parties), not to, directly or indirectly, (a) solicit, initiate, seek, encourage, facilitate or induce any inquiry with respect to, or the making, submission or announcement of, any Takeover Proposal or any inquiry, offer or proposal that may reasonably be expected to lead to a Takeover Proposal, (b) participate in any discussions or negotiations regarding, or furnish to any person or entity or grant access to any Person to any nonpublic information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Takeover Proposal, (c) engage in discussions with any Person with respect to any Takeover Proposal, (d) approve, endorse or recommend any Takeover Proposal (except to the extent specifically permitted pursuant to Section 5.3(d), Section  7.1(c)(ii)), and Section 7.1(c)(ii)) of the Merger Agreement, or (e) enter into any Company Acquisition Agreement.  Upon execution of this Agreement, Shareholder will immediately cease any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Takeover Proposal.  Shareholder shall notify Parent of any proposal (and the identity of the Person making it), discussion, negotiation or inquiry received by Shareholder or any of its representatives relating to any Takeover Proposal (including, without limitation, the terms and conditions thereof) within 48 hours of such receipt.

6.             Representations, Warranties and Covenants of Shareholder.  Shareholder hereby represents, warrants and covenants to Parent as follows:

(a)            Shareholder is, and at all times up to and including the Expiration Date will be, the Beneficial Owner of the Shares and the Options indicated on the signature page of this Agreement.  If any such Shares are held other than of record in the name of Shareholder, Exhibit A lists each name, address and, if applicable, account number (each such name and, if applicable, corresponding account number, a “Nominee Account”) in which such Shares are so held and the number of Shares so held in each such Nominee Account.  Except as set forth on Exhibit A, Shareholder is, and at all times up to and including the Expiration Date will be, the record holder of the Shares and the Options indicated on the signature page of this Agreement.

(b)            As of the date hereof, Shareholder does not Beneficially Own any shares of capital stock of the Company or any securities convertible into, or exchangeable or exercisable for, shares of capital stock of the Company, other than the Shares and Options set forth on the signature page hereto.

(c)            Shareholder has the sole, full power to dispose, vote or direct the voting of the Shares for and on behalf of all beneficial owners of the Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

(d)            The Shares are, and at all times up to and including the Expiration Date the Shares will be, Beneficially Owned by Shareholder, free and clear of any rights of first refusal, co-sale rights, security interests, liens, pledges, claims, options, charges, proxies, voting trusts or agreements, understandings or arrangement, or any other encumbrances of any kind or nature (“Encumbrances”) other than as provided for in this Agreement.

(e)            The execution and delivery of this Agreement by Shareholder do not, and Shareholder’s performance of its obligations under this Agreement will not, conflict with or violate or require any consent, approval or notice under, any order, decree, judgment, statute, law, rule, regulation or agreement applicable to Shareholder or by which Shareholder or any of Shareholder’s properties or assets, including, without limitation, the Shares and Options, is bound.

(f)            Shareholder has the sole, full right, power and authority to make, enter into and carry out the terms of this Agreement with respect to all of the Shares without limitation, qualification or restriction on such power and authority.  This Agreement has been duly executed and delivered by Shareholder and constitutes a legal, valid and binding agreement of Shareholder, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

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(g)            Except as expressly contemplated herein, Shareholder is not a party to, and the Shares are not subject to or bound in any manner by, any contract or agreement relating to the Shares that would prohibit or restrict Shareholder from voting the Shares as described in this Agreement or require Shareholder to Transfer the Shares in violation of this Agreement, including without limitation, any voting agreement, option agreement, purchase agreement, shareholders’ agreement, partnership agreement or voting trust.

7.             Additional Documents.  Each of Shareholder and the Company hereby covenants and agrees to execute and deliver any additional documents and take such further actions as may be reasonably necessary or desirable, in the reasonable opinion of Parent, to carry out the purposes and intent of this Agreement. If requested by Parent, Shareholder agrees to use its best efforts to cause the other beneficial owners of any Shares over which the Shareholder has shared voting or dispositive power (such Shares, the “Shared Securities”) to execute stock voting agreements, in substantially similar form to this Agreement, prior to the Effective Time.  If not so requested by Parent, Shareholder nonetheless agrees to use its best efforts to cause the Shared Securities to be voted in a manner consistent with this Agreement.

8.             Consents and Waivers.  Shareholder hereby gives all consents and waivers that may be required from it for the execution delivery of this Agreement, and for the consummation of the Merger and the actions contemplated by the Merger Agreement under the terms of any agreement or instrument to which Shareholder is a party or subject or in respect of any rights Shareholder may have.  Shareholder further consents to the Company placing a stop transfer order on the Shares with its transfer agent(s), which stop transfer order shall, until otherwise requested by Parent, remain in effect until the Expiration Date.  Shareholder further consents and authorizes Parent and the Company to publish and disclose in the proxy statement to be filed in connection with the Merger (including all documents filed with the SEC in connection therewith) Shareholder’s identity and ownership of the Shares and the nature of Shareholder’s commitments, arrangements and understandings under this Agreement.

9.             Waiver of Claims.  Shareholder agrees that it will not bring, commence, institute, maintain, prosecute, participate in or voluntarily aid any action, claim, suit or cause of action, in law or in equity, before any Governmental Entity, which (i) challenges the validity of or seeks to enjoin the operation of any provision of this Agreement or (ii) alleges that the execution and delivery of this Agreement by the Shareholder, either alone or together with the other Company voting agreements to be delivered in connection with the execution of the Merger Agreement, or the approval of the actions contemplated by the Merger Agreement by the Board of Directors of the Company, breaches any fiduciary duty of the Board of Directors of the Company or any member thereof; provided, that Shareholder may defend against, contest or settle any such action, claim suit or cause of action brought against Shareholder that relates solely to Shareholder’s capacity as a director or officer of the Company.

10.           No Elections Under the Director Stock Plan.  Shareholder agrees that, during the period from the date of this Agreement through and including the Expiration Date, Shareholder shall not make any election under the Director Stock Plan of the Company to receive Company Common Stock in lieu of fees for Shareholder’s services, if applicable, as a member of the Board of Directors of the Company.

11.           Termination.  This Agreement shall terminate and shall have no further force or effect as of the Expiration Date.

12.           Covenants; Nominee Holder.  The Company agrees to make a notation on its records and give instructions to its transfer agent(s) to not permit, during the term of this Agreement, the Transfer of any Shares, except in accordance with the terms of this Agreement.  In the event any Shares are held in any Nominee Account, simultaneously with the execution and delivery of this Agreement, unless otherwise consented to in writing by Parent, Shareholder shall instruct such nominee holder to request the transfer agent for the Shares, and the Company and Shareholder shall instruct the transfer agent for the Shares and shall take all other action as is necessary or required to cause the transfer agent for the Shares, to register the record ownership of the Shares in the name of Shareholder and to issue a certificate representing such Shares to, and in the name of, Shareholder.

13.           Legending of Shares.  Shareholder agrees that, if so requested by Parent, certificates evidencing the Shares shall bear the following legend:

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THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VOTING AND TRANSFER RESTRICTIONS PURSUANT TO THAT CERTAIN STOCK VOTING AGREEMENT, DATED AS OF JANUARY 14, 2008, BY AND AMONG AMERICO LIFE, INC., FINANCIAL INDUSTRIES CORPORATION AND THE SHAREHOLDER NAMED THEREIN.  ANY TRANSFER OF SUCH SHARES OF COMMON STOCK IN VIOLATION OF THE TERMS AND PROVISIONS OF SUCH STOCK VOTING AGREEMENT SHALL BE NULL AND VOID AND HAVE NO FORCE OR EFFECT WHATSOEVER.

The Company agrees, if so requested by Parent, to place (or to cause each transfer agent for securities of the Company (including the Common Stock) to place) the above-referenced legend on any and all certificates evidencing any Shares.  Subject to the terms of Section 2 hereof, Shareholder agrees that Shareholder shall not Transfer any Shares (to the extent any Transfer is permitted under this Agreement) without first having the aforementioned legend affixed to the certificates representing the Shares.  In the event any Shares are held in any Nominee Account, Shareholder consents to the Company or Parent notifying such nominee holder of this Agreement and terms hereof, and providing a copy of this Agreement to such nominee holder.

14.           Shareholder Capacity.  Shareholder does not make any agreement or representation or warranty herein as a director or officer of the Company.  Except as set forth in Section 10 hereof, so long as Shareholder is an officer or director of the Company, nothing in this Agreement shall be construed as prohibiting, preventing, precluding or otherwise affecting any actions taken, or not taken, by Shareholder in his capacity as an officer or director of the Company or any of its subsidiaries or from fulfilling the obligations of such office.

15.           Miscellaneous.

(a)           Waiver.  No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.  A party hereto shall not be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

(b)           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally or by courier service, (ii) on the date of confirmation of receipt (or the first business day following such receipt if the date is not a business day) if sent via facsimile (receipt confirmed), or (iii) on the date of confirmation of receipt (or the first business day following such receipt if the date is not a business day) if delivered by a nationally recognized courier service.  All notices hereunder shall be delivered to the parties at the following addresses or facsimile numbers (or pursuant to such other instructions as may be designated in writing by the party to receive such notice):

(i)	if to Parent, to:

Americo Life, Inc.
300 West 11th
Kansas City, Missouri  64105
Telecopy:    (816) 391-2246
Attention:    Gary L. Muller, Chief Executive Officer

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with a copy to:

Lathrop & Gage, LC
2345 Grand Boulevard, Suite 2800
Kansas City, Missouri  64108
Telecopy:    (816) 292-2001
Attention:    Thomas M. Higgins, III

(ii)	if to Company, to:

Financial Industries Corporation
6500 River Place Blvd., Building I
Austin, Texas  78730
Telecopy:    (512) 404-5051
Attention:    Chief Executive Officer

with a copy to:

Weil, Gotshal & Manges LLP
200 Crescent Court, Suite 300
Dallas, Texas  75201
Telecopy:    (214) 746-7777
Attention:    Michael A. Saslaw

(iii)	if to Shareholder: To the address for notice set forth opposite Shareholder’s name on the signature page hereof.

(c)           Headings.  All captions and section headings used in this Agreement are for convenience only and do not form a part of this Agreement.

(d)           Counterparts.  This Agreement may be executed in two or more counterparts, and via facsimile, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

(e)           Entire Agreement; Amendment.  This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.  This Agreement may not be changed or modified, except by an agreement in writing specifically referencing this Agreement and executed by Parent and Shareholder; provided, however, that the Company’s obligations hereunder may not be changed or modified without the written consent of the Company.

(f)            Severability.  In the event that any provision of this Agreement shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

(g)           Governing Law, Jurisdiction and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.  Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in any federal or state court located in the State of Texas.  Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than the aforesaid courts.

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(h)           Rules of Construction.  The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

(i)            Remedies.  The parties acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law in the event of a violation or breach of any of the terms of this Agreement.  Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation or breach, Parent shall have the right to enforce the terms hereof by specific performance, injunctive relief or by any other means available to Parent at law or in equity, and that Shareholder waives the posting of any bond or security in connection with any proceedings related thereto.  All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by Parent shall not preclude the simultaneous or later exercise of any other such right, power or remedy by Parent.

(j)            Binding Effect; No Assignment.  This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties without the prior written consent of the other parties.  Any purported assignment in violation of this Section 15(j) shall be void.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

FINANCIAL INDUSTRIES CORPORATION

By:
William B. Prouty
Chief Executive Officer

AMERICO LIFE, INC.

By:
Gary L. Muller
Chief Executive Officer

SIGNATURE PAGE TO STOCK VOTING AGREEMENT

SHAREHOLDER:

Signature

Print Name

Address

Shares and Options:

Company Common Stock:
Company Options:

SIGNATURE PAGE TO STOCK VOTING AGREEMENT